Compass [Logo]

                                              PROFESSIONALLY MANAGED COMBINATION
                                                        FIXED/VARIABLE ANNUITIES
                                                    FOR PERSONAL INVESTMENTS AND
                                                      QUALIFIED RETIREMENT PLANS

ANNUAL REPORT o December 31, 2000

Capital Appreciation Variable Account
Global Governments Variable Account
Government Securities Variable Account
High Yield Variable Account
Managed Sectors Variable Account
Money Market Variable Account
Total Return Variable Account


                                                                       Issued by
                                    Sun Life Assurance Company of Canada (U.S.),
                                                    A Wholly Owned Subsidiary of
                                        Sun Life of Canada (U.S.) Holdings, Inc.
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MFS Original Research(R)

Research has been central to investment management at MFS since 1932, when we created one of the first in-house research departments in the mutual fund industry. Original Research(SM) at MFS is more than just crunching numbers and creating economic models: it's getting to know each security and each company personally.

[Logo]

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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Letter from the President

Dear Contract Owners,

If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in the research process behind MFS' portfolios. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for contract owners -- makes MFS unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

Philosophy

In over 75 years of managing mutual funds, MFS has developed a number of beliefs about the best ways to invest over a variety of market conditions. The first is a belief in bottom-up research, which means using a company-by-company, one-security-at-a-time approach to building a portfolio. MFS research analysts and portfolio managers seek out the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

A second fundamental belief is that, over the long term, stock prices follow earnings. In MFS' view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. A major element of Original Research(SM) is trying to do the best possible job of projecting a company's future earnings and determining how much the market will pay for those earnings.

A third MFS belief is that there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of MFS' investment style. Some of the stocks with which MFS has been most successful are those in which the firm's portfolios have taken large positions before the market discovered or believed in them. Similarly, some of MFS' best fixed-income investments have been early positions in companies or governments that its research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that MFS believes still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If MFS believes the business remains fundamentally strong, it may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, that MFS tries to be better than its peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means MFS strives to know a company and its industry well enough to distinguish truth from hype.

Process

MFS acquires information firsthand, by researching thousands of companies to determine which firms may make good investments. Analysis of an individual company may include

o     face-to-face contact with senior management as well as frontline workers

o     analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers o contact with the company's competitors

o     forecasts of the company's future market share, cash flow, and earnings

MFS analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of their investment team. This ensures that the firm's best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each MFS portfolio manager -- and thus each of our contract owners -- to potentially benefit from any relevant item of Original Research.

John Ballen, MFS' President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

People

MFS' team of research analysts and portfolio managers traces its roots back to 1932, when the firm created one of the first in-house research departments in the industry. Today, we believe MFS has an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Company culture was a key factor in MFS' recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, the firm's people have tended to stick around -- the average MFS tenure of portfolio managers is 12 years, with 15 years in the investment industry. Contributing to this continuity is a policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of the people who are now managing portfolios or managing the company itself have been working together for well over a decade, MFS has a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

MFS also has scale. Its research analyst team is over 55 members strong and growing. Each analyst is an in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of MFS' four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in MFS' analysts making buy and sell recommendations on a wide range of potential investments for all MFS portfolios. In the end, the goal of Original Research is to try to give MFS portfolio managers an advantage over their peers -- to enable the firm's managers to deliver competitive performance, by finding opportunities before they are generally recognized by the


                                                                               1
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Letter from the President -- continued

market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in Sun Life and in MFS, and we welcome any questions or comments you may have.

Respectfully,


/s/ C. James Prieur

C. James Prieur
President of the Compass Accounts

January 16, 2001

Investments in variable annuities will fluctuate and may be worth more or less upon redemption. Past performance is no guarantee of future results.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Management Review and Outlook

Capital Appreciation Variable Account

For the 12 months ended December 31, 2000, the account provided a total return of -11.52%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return over the same period of -9.11% for the account's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Because this is a growth-oriented portfolio, we have tended to be overweighted in technology stocks relative to the S&P 500. As a result, we were more affected than the overall market by the global correction that began in March and hit the technology sector especially hard; this, we believe, is why we underperformed the S&P 500 over the period. That said, we think we were relatively quick to recognize what was happening and to make appropriate changes in the portfolio. Especially in the third quarter, we dramatically cut back our technology holdings and redeployed the proceeds into stocks that our analysts felt would do well in a slowing economy. For example, we increased our weightings in grocery store chain Safeway and drug store chain CVS; these companies have historically been steady earners, and we felt they were positioned to do relatively well in an economic downturn.

In our experience, some industries have tended to run in cycles that were not parallel with the general economy and may thus have offered opportunities in a generally declining market. For example, our research indicated that the aerospace business was improving, partly due to an increasing backlog of aircraft orders. We therefore increased our position in Boeing and added a position in United Technologies; both of those stocks did well in the second half of the year. Home financing was another business that we felt would do well in the current economy, so we increased our position in the Federal National Mortgage Association (Fannie Mae) and initiated a position in the Federal Home Loan Mortgage Corporation (Freddie Mac). These stocks also performed well in the second half.

Our holdings in the insurance industry provide another illustration of how our MFS Original Research(R) process may help us find opportunity. Largely due to competitive pressure, policy rates for property and casualty insurance had been flat or declining for more than a decade; this poor pricing environment had depressed many insurance stocks. In late 1999 our insurance industry analyst visited most of the leading companies and wrote a major industry review. He believed he saw signs that insurance companies were about to raise policy rates and that those increases would be a positive catalyst for their stocks. Based on this research, we accumulated significant positions in several property and casualty insurers before the market seemed to realize what was about to happen. And over the course of 2000, we saw significant price appreciation in insurers such as Hartford Financial Services, AFLAC, and Gallagher (Arthur J.) & Co.

We think it's important for investors to understand that MFS(R) portfolio managers and analysts work in an atmosphere that promotes the search for new investment ideas. Most of us are located on the same floor of our building, and there's a tremendous amount of communication and sharing of ideas.

Looking ahead, we believe that despite current problems in the sector, technology holdings will remain an important part of the portfolio. During the first half of 2001, however, we think we'll continue to see some tough times for the sector. We expect that earnings reports from the fourth quarter of 2000 and the first quarter of 2001 will continue to disappoint investors. The good news is that we believe a lot of the pain has already been felt, although it's impossible to call the bottom of the market. At this point we expect that we'll use the first half of the year to look for company-specific opportunities and to reposition some of our technology holdings. Our feeling is that as the year progresses we may see the economy begin to brighten and that the second half of the year may be an improving period for technology stocks. If that is indeed the case, we expect that our technology weighting will increase in the second half of 2001.

To put things in perspective, we think it's important to realize that in 1999 and 2000 we had some unusual one-time phenomena that drove technology spending. In 1999, there was a great deal of Year 2000 (Y2K) spending, as companies upgraded computers and software. In 2000, many firms spent heavily on Internet-related software to launch new businesses or to prepare for what they perceived as challenges to their existing businesses. With the demise of many of the dot.com companies, spending in this area has been scaled back. So while we witnessed robust increases in corporate technology spending in both 1999 and 2000, we think we're going back to more normal spending patterns in 2001 -- healthy but not extraordinary year-over-year increases.

Our outlook for the overall market is similar to our outlook for technology: we foresee a difficult quarter or two followed by improvement as the year progresses. Due to what we perceive as general uncertainty in the market, we expect that our holdings will remain more diversified than in the past, especially in the first half of the year.

We think we'll see the overall market revive as we move through the second quarter of 2001, as investors have more conviction that the economy and corporate earnings will potentially re-accelerate in the second half. We believe the Federal Reserve Board may begin a series of rate cuts, which would be good news for investors. We think that interest-rate-sensitive stocks -- such as those of brokerage firms and other financial services companies -- may be among the first to benefit from what we expect will be a falling rate environment.


2
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Management Review and Outlook -- continued

We also think falling rates may help some parts of the beaten-down telecommunications sector, particularly the competitive local exchange carriers (CLECs). These are newer companies that were formed to compete with the incumbent local phone service providers. Because CLECs were dependent on raising capital to buy new equipment, they tended to suffer in the rising rate environment we experienced in 2000. Many of their stocks have been selling at very depressed levels, and we believe they may present attractive opportunities if interest rates fall and it becomes less expensive for them to raise capital.

Global Governments Variable Account

For the 12 months ended December 31, 2000, the account provided a total return of 0.80%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return over the same period of 1.59% for the account's benchmark, the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

Investor confidence has shifted from a view that the Federal Reserve Board (the
Fed) has effectively guided the economy to a soft landing to a view that a sharp economic slowdown or a recession are real threats to the U.S. economy. Due in part to this shift in market sentiment, the U.S. bond market remained one of the strongest and best performing sectors of the global fixed-income market during the past 12 months.

The U.S. bond market also received support from investors wanting to protect their portfolios from the extreme volatility we've seen in the equity market, as well as the reduced supply of U.S. government bonds due to the budget surplus and Treasury buy-back program. At the same time, we've seen the U.S. market outperform European and Japanese bond markets because of weakness in the euro and ongoing concerns about economic growth in Japan.

Even though the euro has recently rebounded from its lows, during much of the period, the account's nominal and relative performance was hurt by the depreciation of the euro. Longer term, we still believe that the euro will strengthen, partially due to signs that the European economies have begun to grow more rapidly than that of the United States. We expect the European Central Bank's (ECB's) monetary policy to remain neutral; however, economic growth over the past year caused the ECB to raise interest rates, which has recently attracted more investors and increased cash flows into the beleaguered euro.

Nevertheless, the account was helped by having overweighted positions in the U.S. bond market, specifically U.S. Treasuries, and being underweighted in both Europe and Japan relative to the Salomon Index. Other factors that helped performance were our significant exposure to sovereign Yankee bonds (dollar-denominated bonds issued in the United States by foreign governments) and a moderate increase in the portfolio's duration (a measure of its sensitivity to changes in interest rates) relative to the index. Because yields on U.S. bonds generally declined during the period and the U.S. dollar remained firm relative to other currencies, both of these strategies benefited performance.

As we head into 2001, we believe it's important to point out that the market has anticipated a lot of the Fed's potential interest rate cuts. In other words, we think the U.S. bond market has gotten a bit ahead of itself. As a result, while we're likely to see rate cuts from the Fed, we're not as confident that the U.S. bond market can produce the price appreciation we've seen over the past year. Given this environment, we may start to decrease some of our exposure to U.S. bonds and reallocate this money to areas of the global economy that we believe offer attractive values. For example, dollar-bloc countries, such as Canada and Australia, have underperformed the U.S. market, but we see an opportunity for stronger performance given the strength of these economies and the attractive yields on some of their bonds.

Government Securities Variable Account

For the 12 months ended December 31, 2000, the account provided a total return of 11.95%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return over the same period of 12.29% for the account's benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government agency, and mortgage-backed securities.

Turbulent market conditions characterized the period as this year could truly be described as a tale of two bond markets. The U.S. Treasury market in particular, which was out of favor in 1999 and the early part of 2000 reversed course to become the big winner over the past year. Through the first half of the one-year period, a tight labor market, signs of rising inflation, and persistently robust economic growth applied downward pressure on bond prices as investors anticipated the Federal Reserve Board's (the Fed's) next move. Investor sentiment shifted dramatically over the past few months as most fixed-income securities, especially U.S. Treasuries, posted strong gains amid increasing evidence that the Fed has successfully orchestrated a "soft landing" -- a gradual slowing of the economy, which would lead to noninflationary economic growth.

Given this environment, in the first half of the period we underweighted the portfolio in short- and intermediate-maturity Treasuries and mortgage-backed securities because they have tended to perform poorly in a rising interest-rate environment. At the same time, we overweighted longer-term Treasuries, which have tended to be less affected when the Fed raises short-term interest rates. As the U.S. and global economies began to show signs of slowing, we increased our holdings in mortgage-backed securities, government agency bonds, and longer-term Treasuries as a way to potentially take advantage of historically attractive spreads and to gain additional yield for the portfolio. In recent months, these strategies helped the portfolio slightly outperform the Lehman Index. Our positions in federal agency securities rallied amid a more optimistic outlook on whether the implicit government guarantee on federal agency issues would remain in place. Holdings in mortgage-backed securities benefited from reduced supply and a more favorable prepayment environment.

Looking forward, we're fairly confident that global economic growth, especially in the United States, will continue to decelerate and dispel remaining fears of inflation, which could continue to benefit the fixed-income market. As a result, we believe above-average returns may be garnered through investing in high-quality intermediate-term mortgage-backed, agency, and government securities.

High Yield Variable Account

For the 12 months ended December 31, 2000, the account provided a total return of -10.00%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns


                                                                               3
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Management Review and Outlook -- continued

over the same period of -5.86% and -9.71% for the account benchmarks, the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt, and the Lipper High Yield Bond Fund Index. The Lipper indices are unmanaged, net asset value-weighted indices of the largest qualifying portfolios within their respective portfolio classification, adjusted for the reinvestment of capital gain distributions and income dividends.

During a very difficult market environment for high-yield bonds, the account's performance versus the Lehman benchmark was further hampered by volatile account outflows. On the other hand, successful avoidance of most of the credit problems and bankruptcies that hurt a variety of industries really helped the portfolio's performance. We also weren't afraid to lock in profits on securities that performed well for us. Some high-yield bond portfolio managers are often tempted to hold on to positions that have performed well because they still like the fundamental outlook for certain companies. In contrast, we are very price disciplined. Therefore, if a security reaches our valuation projections, we're often no longer comfortable with the potential downside risk and may reduce our exposure. A good example would be the telecommunications securities that performed extremely well in the early part of 2000 but have come down quite a bit amid the selloff in the equity market. We weren't afraid to sell these holdings despite our favorable long-term outlook for these companies.

We believe the key to avoiding credit defaults is MFS Original Research(R). The portfolio is backed by a large group of investment management professionals dedicated exclusively to the high-income market. Our research analysts use a variety of models to analyze the credit risk and business prospects of the companies they cover. As a result, before any security is purchased for the portfolio, we carefully measure the underlying financial stability of each company. It's a research intensive, company-by-company, bottom-up approach to security selection. First, we look at a company's business risks and opportunities, then we consider the financial risks and opportunities. Finally, we look at all the different ways of investing in the company and how the market is pricing each one of the securities. From this analysis, we try to pick the bond that offers what we think is the best risk-adjusted return for the portfolio.

While we've reduced our exposure to telecommunications and media bonds early in the period, we still view these holdings as defensive positions that offer attractive yields and growth opportunities. We believe most people are not going to turn off their cable or mobile phones even if the economy goes into recession. Given the current economic environment and the sharp selloff we've seen in the telecommunications and media sectors, we again found some attractive value in these segments of the market. On the other hand, we think some of the big-ticket items may continue to experience weaker consumer spending due to economic uncertainties. Earlier in the year, we also took some money off the table in the more cyclical industries, such as steel and paper packaging, as well as in general manufacturing. However, we believe some of these companies, along with the financial sector, are looking poised for a rebound, especially if the Federal Reserve Board decides to cut interest rates. So, we have started to look closely at these companies.

We increased our exposure to the energy and gaming sectors earlier in the year to take advantage of the strong business fundamentals in these industries. Both of these moves worked well for the account, however, we took some profits in the energy sector in order to take advantage of attractive valuations, yields, and growth potential in some of the other sectors we've mentioned, such as telecommunications and media.

As we enter a new year, it's difficult to rule out further volatility in the short-term given the uncertain economic environment; however, the high-income market has been weak for quite some time now. As a result, yield spreads -- the yield difference between noninvestment-grade debt and Treasuries -- have widened significantly during the past year, and have made the yields on high-income bonds very attractive relative to other fixed-income securities. In addition, while cautious in the short run, we believe the economy will remain healthy and corporate earnings will produce low double-digit returns. Historically, high-yield bonds track corporate earnings, so we believe the environment will improve for the high-yield market.

Managed Sectors Variable Account

For the 12 months ended December 31, 2000, the account provided a total return of -21.16%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of -9.11% and -12.93%, respectively, for the account's benchmarks, the S&P 500 and the Lipper Capital Appreciation Portfolio Index (the Lipper Index).

When choosing investments for the portfolio, we use MFS Original Research(R) to look for long-term winners by emphasizing companies that we think have breakthrough technologies and that we feel are in markets with high barriers to entry. We also look for those companies that have strong intellectual property positions, talented management teams, and accelerating fundamentals. And because we favor companies that are rapidly gaining market share in high-growth markets, we have to look not only at individual companies, but at industry fundamentals as well. With those criteria in mind, some of our recent best ideas have come out of the genomics and emerging pharmaceutical industries. In our opinion, breakthroughs in genomics data and tools could enable the development of many more drugs. As a result, we believe the pharmaceutical industry could expand dramatically. Another area we have been excited about has been the generic drug industry, which we think is poised to capture market share from traditional branded pharmaceutical companies. Our research indicates that in the next five years alone, $30 billion in branded drugs will come off patent. Industry sources believe that these patent expirations will translate into roughly $10 billion in generic drug sales over the next five years, a twofold increase from its current figure. Industry estimates predict that roughly 45 of the top 100 prescription drugs in the United States will face their first generic competition in the next five years.

Because we believe that many companies continue to offer very attractive growth characteristics, technology remains a core sector for the account, despite recent volatility. That said, several things have changed from the environment we saw throughout 1999 and into early 2000. We feel the global economy is slowing, technology growth is decelerating -- particularly in the semiconductor and personal computer (PC) sectors -- and debt markets have become less hospitable toward many new technology and telecommunications companies. That's why our weighting in technology companies has been reduced and why we have emphasized different types of companies than we did for most of 2000. We are not willing to pay for growth at any price. Rather, we're focused on finding growth at a reasonable price. Given the


4
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Management Review and Outlook -- continued

slowdown in the economy and its effect on PC sales and technology capital spending, our emphasis is on software and Internet infrastructure companies. They have provided the platforms that could allow corporations to increase their efficiency and productivity; moreover, we think their strong fundamentals could help them weather a slower economy. We plan to rebuild technology positions when revenues and earnings begin to reaccelerate or when we feel valuations are more reasonable. In a somewhat related development, we've also reduced our holdings in telecommunications, which used to be a big sector for the portfolio. Deteriorating voice revenues and higher licensing costs have resulted in what seems to us like much less attractive business models.

As for other industry leaders, we have increased our holdings in independent electric power utilities that have enjoyed solid growth from their deregulated businesses. We have also found some attractive companies in the financial services sector, which we believe could benefit from the expected decline in interest rates in 2001 and ongoing merger and acquisition activity. We think those trends are likely to be especially favorable for regional banks, particularly those that don't have exposure to commercial loans. We think property and casualty insurance companies' earnings also could be boosted by more favorable pricing conditions, in addition to falling interest rates. Finally, we've increased our holdings in consumer staples companies and food and drug retailers because they have been able to grow earnings even in a slower economy. Of course, past performance is no guarantee of future results.

Money Market Variable Account

Market expectations continued to shift dramatically during the 12-month period. Early in the period, the Federal Reserve Board (the Fed) continued its rate-hike policy that had started in mid-1999. Over the last six months, however, economic indicators emerged showing that the Fed's rate hikes were beginning to take effect, and the torrid pace of economic growth that prevailed over the previous year was moderating. In response, investor sentiment began to switch from expectations that the Fed would continue to hike interest rates, to a belief toward the end of the period that the Fed would cut rates early in 2001.

As a result, in the early part of the period we structured the portfolio with a relatively short maturity and targeted 30 to 35 days for the average maturity of the account's holdings. Later in the period, however, we began to lengthen the account's maturity and targeted 45 to 50 days for the average maturity of the account's holdings.

Looking out over the next six to 12 months, we believe the Fed will achieve its goal of a soft landing, where economic growth slows to a sustainable, noninflationary pace. In the near term, if economic conditions continue to deteriorate or if financial markets around the world show signs of a potential crisis, we believe the Fed will act quickly to lower rates. After a couple of potential interest rate cuts that may be necessary to jump-start economic growth, we think the Fed is likely to maintain a stable monetary policy. In this environment, we're likely to maintain an average maturity that is moderately longer than our peers.

We continue to limit the account's investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to provide more security against credit risk. On December 31, 2000, 100% of the portfolio was invested in high-quality commercial paper.

Investments in the account are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the account seeks to preserve the value at $1.00 per unit, it is possible to lose money by investing in the account.

Total Return Variable Account

For the 12 months ended December 31, 2000, the account provided a total return of 17.44%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of -9.11% and 11.85%, respectively, for the account's benchmarks, the S&P 500 and the Lehman Brothers Government/Credit Bond Index, an unmanaged market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt.

Our asset allocation strategy remained consistent, with equities representing approximately 60% of the portfolio's assets while 40% of the portfolio was invested in bonds, short-term securities, and money market instruments. We have traditionally taken a disciplined, balanced approach toward managing the portfolio because we believe it offers investors the ability to pursue growth, while also helping to reduce risk and volatility through broad diversification across different asset classes. We have seen the advantages of our balanced asset allocation strategy and conservative approach to stock picking. While the overall equity market has been extremely weak, our value-oriented stocks and fixed-income holdings performed well over the past few months.

Our strong stock selection, strict attention to valuations, and dedication to bottom-up Original Research(SM) all aided performance. In addition, our focus on companies with improving business fundamentals, strong management teams, positive earnings outlooks, and strong franchises benefited the portfolio's performance during a difficult period for equities. As the market began to shift its attention toward companies with more reliable cash flows, predictable earnings, and reasonable valuations, our conservative, value-oriented approach was vindicated. While it was difficult to stick to our discipline through the period, we remained confident that money would eventually make its way back into sectors other than technology and telecommunications. Fortunately, the portfolio remained heavily concentrated in what we believed to be high-quality financial services, utilities, energy, health care, and industrial goods and services stocks that produced strong returns amid a down market.

As economic activity moderated and the outlook for interest rates improved, most sectors of the bond market outperformed equities during the past few months. As a result, the bond portfolio benefited from a well-diversified mix of high-quality corporate bonds, mortgage-backed securities, and an emphasis on U.S. Treasuries, which outperformed most sectors of the bond market. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Looking forward, we think it's important to emphasize that we don't pay much attention to the general atmosphere or sentiment of the market. From our standpoint, we think it's futile to try to figure out which direction the market is headed because we don't believe anyone can consistently predict short-term economic or market movements. Consequently, we focus our attention on finding companies that are growing their top and bottom lines quickly and that offer the opportunity for positive earnings growth. We think opportunities arise whichever direction the market is moving. As the market corrected, we've sold holdings that produced strong results for the portfolio even though we still loved the fundamentals. We believe we have to be price conscious in this environment, so we used these profits to buy companies that were down 50%, but that we believe offer positive growth outlooks at valuations that have been very attractive.

                                   ----------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

Investment Objectives and Policies

Capital Appreciation Variable Account (CAVA) seeks to maximize capital appreciation by investing in securities of all types, with a major emphasis on common stocks. Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase unit price volatility. See the prospectus for details.

Global Government Variable Account (GGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government and government-related securities. Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation. Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed income securities. The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase unit price volatility. See the prospectus for details. Investments in lower-rated securities may provide greater returns but may have greater than average risk. These risks may increase unit price volatility. See the prospectus for details.

Government Securities Variable Account (GSVA) seeks current income and preservation of capital by investing in U.S. government securities. Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed income securities. These risks may increase unit price volatility. See the prospectus for details.

High Yield Variable Account (HYVA) seeks high current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers that may be in the lower-rated categories or unrated and may include equity features. Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase unit price volatility. See the prospectus for details.

Managed Sectors Variable Account (MSVA) seeks capital appreciation by varying the weighting of its portfolio among 13 industry sectors. Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. The portfolio may focus on certain sectors, thereby increasing its vulnerability to any single economic, political, and regulatory development. This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase unit price volatility. See the prospectus for details.

Money Market Variable Account (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio. Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions. These risks may increase unit price volatility. See the prospectus for details.

Total Return Variable Account (TRVA) seeks to provide above-average income (compared to a portfolio entirely invested in equity securities, consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed-income, and equity securities. Under normal market conditions, at least 25% of the account's assets will be invested in fixed-income securities, and at least 40% and no more than 75% of its assets will be invested in equity securities. Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed income securities. These risks may increase unit price volatility. See the prospectus for details.

One-year performance through December 31, 2000

                                             Compass 2 (U.S.)    Compass 3 (U.S)
--------------------------------------------------------------------------------
Capital Appreciation Variable Account             (12.65)%          (12.73)%
Global Governments Variable Account                (0.42)%           (0.56)%
Government Securities Variable Account             10.51%            10.40%
High Yield Variable Account                       (11.15)%          (11.23)%
Managed Sectors Variable Account                  (22.13)%          (22.25)%
Money Market Variable Account                       4.55%             4.45%
Total Return Variable Account                      16.00%            15.83%

These performance results reflect any applicable contract or surrender charges. Past performance is no guarantee of future results. More recent returns may be more or less than those shown above.

Portfolio of Investments -- December 31, 2000

Capital Appreciation Variable Account

Stocks -- 91.0%

Issuer                                                                      Shares         Value
U.S. Stocks -- 84.6%
Aerospace -- 3.1%
Boeing Co. ......................................................          133,900     $  8,837,400
United Technologies Corp. .......................................          157,900       12,414,887
                                                                                       ------------
                                                                                       $ 21,252,287
                                                                                       ------------
Automotive -- 1.2%
Harley-Davidson, Inc. ...........................................          204,400     $  8,124,900
                                                                                       ------------
Banks and Credit Companies -- 3.0%
Chase Manhattan Corp. ...........................................          194,300     $  8,828,506
Firstar Corp. ...................................................           75,100        1,746,075
PNC Financial Services Group Co. ................................          132,500        9,680,781
                                                                                       ------------
                                                                                       $ 20,255,362
                                                                                       ------------
Biotechnology -- 0.8%
Pharmacia Corp. .................................................           89,204     $  5,441,444
                                                                                       ------------
Business Services -- 1.8%
BEA Systems, Inc.* ..............................................            5,500     $    370,219
Computer Sciences Corp.* ........................................           81,600        4,906,200
VeriSign, Inc.* .................................................           98,980        7,343,079
                                                                                       ------------
                                                                                       $ 12,619,498
                                                                                       ------------
Cellular Telephones -- 0.9%
Sprint Corp. (PCS Group)* .......................................          290,400     $  5,935,050
                                                                                       ------------
Communication Services -- 0.3%
SBA Communications Corp.* .......................................           49,200     $  2,020,275
                                                                                       ------------
Computer Hardware -- Systems -- 0.5%
Compaq Computer Corp. ...........................................          232,800     $  3,503,640
                                                                                       ------------
Computer Software -- Personal Computers -- 1.0%
Microsoft Corp.* ................................................          161,800     $  7,018,075
                                                                                       ------------
Computer Software -- Services -- 1.3%
Art Technology Group, Inc.* .....................................           57,660     $  1,762,234
CacheFlow, Inc.* ................................................           31,000          528,938
EMC Corp.* ......................................................           38,300        2,546,950
Interwoven, Inc.* ...............................................           41,800        2,756,187
TIBCO Software, Inc.* ...........................................           33,700        1,615,494
                                                                                       ------------
                                                                                       $  9,209,803
                                                                                       ------------
Computer Software -- Systems -- 4.9%
Ariba, Inc.* ....................................................           30,500     $  1,635,563
Comverse Technology, Inc.* ......................................           17,200        1,868,350
E.piphany, Inc.* ................................................           29,450        1,588,459
Extreme Networks, Inc.* .........................................           92,800        3,630,800
Foundry Networks, Inc.* .........................................            9,100          136,500
Oracle Corp.* ...................................................          395,448       11,492,708
Rational Software Corp.* ........................................          204,300        7,954,931
VERITAS Software Corp.* .........................................           63,250        5,534,375
                                                                                       ------------
                                                                                       $ 33,841,686
                                                                                       ------------
Conglomerates -- 2.6%
Tyco International Ltd. .........................................          323,100     $ 17,932,050
                                                                                       ------------
Electrical Equipment -- 3.0%
General Electric Co. ............................................          376,900     $ 18,067,644
QLogic Corp.* ...................................................           29,700        2,286,900
                                                                                       ------------
                                                                                       $ 20,354,544
                                                                                       ------------
Electronics -- 4.6%
Flextronics International Ltd.* .................................          248,600     $  7,085,100
Intel Corp. .....................................................          235,900        7,091,744
Micron Technology, Inc.* ........................................          101,100        3,589,050
Sanmina Corp.* ..................................................           53,300        4,084,112
SCI Systems, Inc.* ..............................................          101,700        2,682,337
Tektronix, Inc.* ................................................          102,500        3,452,969
Veeco Instruments, Inc.* ........................................           50,600        2,030,325
Xilinx, Inc.* ...................................................           40,500        1,868,063
                                                                                       ------------
                                                                                       $ 31,883,700
                                                                                       ------------
Entertainment -- 2.9%
Clear Channel Communications, Inc.* .............................          185,376     $  8,979,150
Infinity Broadcasting Corp., "A"* ...............................          127,500        3,562,031
Readers Digest Assn., Inc., "A" .................................           46,400        1,815,400
Viacom, Inc., "B"* ..............................................          120,233        5,620,893
                                                                                       ------------
                                                                                       $ 19,977,474
                                                                                       ------------
Financial Institutions -- 8.6%
Citigroup, Inc. .................................................          197,866     $ 10,103,533
Federal Home Loan Mortgage Corp. ................................          172,700       11,894,712
Federal National Mortgage Assn ..................................          129,700       11,251,475
Financial Federal Corp.* ........................................          156,550        3,737,631
FleetBoston Financial Corp. .....................................           47,400        1,780,463
Goldman Sachs Group, Inc. .......................................           18,500        1,978,344
Merrill Lynch & Co., Inc. .......................................          102,200        6,968,762
Morgan Stanley Dean Witter & Co. ................................          142,300       11,277,275
                                                                                       ------------
                                                                                       $ 58,992,195
                                                                                       ------------
Financial Services -- 0.2%
John Hancock Financial Services, Inc. ...........................           33,800     $  1,271,725
                                                                                       ------------
Healthcare -- 0.7%
HCA-The Healthcare Co. ..........................................          112,600     $  4,955,526
                                                                                       ------------
Insurance -- 5.5%
AFLAC, Inc. .....................................................          134,500     $  9,709,219
American International Group, Inc. ..............................           94,600        9,324,012
Gallagher (Arthur J.) & Co. .....................................           88,200        5,611,725
Hartford Financial Services Group, Inc. .........................          117,500        8,298,437
UnumProvident Corp. .............................................          181,300        4,872,438
                                                                                       ------------
                                                                                       $ 37,815,831
                                                                                       ------------
Machinery -- 1.4%
Deere & Co., Inc. ...............................................          159,100     $  7,288,769
Ingersoll Rand Co. ..............................................           59,200        2,479,000
                                                                                       ------------
                                                                                       $  9,767,769
                                                                                       ------------
Medical and Health Products -- 4.9%
Allergan, Inc. ..................................................           46,400     $  4,492,100
American Home Products Corp. ....................................          131,500        8,356,825
Bristol-Myers Squibb Co. ........................................          156,900       11,600,794
Pfizer, Inc. ....................................................          195,925        9,012,550
                                                                                       ------------
                                                                                       $ 33,462,269
                                                                                       ------------
Medical and Health Technology
   and Services -- 4.4%
Applera Corp. -- Applied Biosystems
   Group ........................................................           82,000     $  7,713,125
Health Management Associates, Inc., "A"* ........................          308,100        6,393,075
HEALTHSOUTH Corp.* ..............................................           83,200        1,357,200
IMS Health, Inc. ................................................           47,000        1,269,000
Manor Care, Inc.* ...............................................          146,800        3,027,750
Medtronic, Inc. .................................................          173,900       10,499,212
                                                                                       ------------
                                                                                       $ 30,259,362
                                                                                       ------------
Metals and Minerals -- 0.3%
Phelps Dodge Corp. ..............................................           32,900     $  1,836,231
                                                                                       ------------
Oil Services -- 3.4%
Baker Hughes, Inc. ..............................................           88,700     $  3,686,594
Cooper Cameron Corp.* ...........................................           32,700        2,160,244
Global Marine, Inc.* ............................................          244,700        6,943,362
Halliburton Co. .................................................           67,200        2,436,000
Noble Drilling Corp.* ...........................................           72,300        3,140,531
Weatherford International, Inc.* ................................          111,700        5,277,825
                                                                                       ------------
                                                                                       $ 23,644,556
                                                                                       ------------
Oils -- 3.6%
Conoco, Inc., "A" ...............................................          319,600     $  9,148,550
Exxon Mobil Corp. ...............................................           37,700        3,277,544


8-CAVA

Issuer                                                                      Shares         Value
Oils -- continued
Santa Fe International Corp. ....................................          160,000     $  5,130,000
Transocean Sedco Forex, Inc. ....................................          148,200        6,817,200
                                                                                       ------------
                                                                                       $ 24,373,294
                                                                                       ------------
Pharmaceuticals -- 0.2%
Sepracor, Inc.* .................................................           19,300     $  1,546,413
                                                                                       ------------
Retail -- 6.1%
Best Buy Co., Inc.* .............................................           59,600     $  1,761,925
CVS Corp. .......................................................          231,000       13,845,562
Gap, Inc. .......................................................          142,200        3,626,100
Home Depot, Inc. ................................................           40,100        1,832,069
RadioShack Corp. ................................................          205,500        8,797,969
Wal-Mart Stores, Inc. ...........................................          223,500       11,873,437
                                                                                       ------------
                                                                                       $ 41,737,062
                                                                                       ------------
Supermarkets -- 2.5%
Safeway, Inc.* ..................................................          270,300     $ 16,893,750
                                                                                       ------------
Telecommunications -- 9.5%
Allegiance Telecom, Inc.* .......................................          116,100     $  2,585,039
American Tower Corp., "A"* ......................................          268,900       10,184,587
AT&T Corp., "A"* ................................................          138,800        1,882,475
Cabletron Systems, Inc.* ........................................          133,100        2,004,819
CIENA Corp.* ....................................................           59,600        4,842,500
Cisco Systems, Inc.* ............................................          514,500       19,679,625
Corning, Inc. ...................................................          115,100        6,078,719
EchoStar Communications Corp.* ..................................          337,500        7,678,125
Metromedia Fiber Network, Inc., "A"* ............................          321,160        3,251,745
Netro Corp.* ....................................................           53,700          372,544
NEXTEL Communications, Inc.* ....................................           91,400        2,262,150
Spectrasite Holdings, Inc.* .....................................           64,630          856,347
Time Warner Telecom, Inc.* ......................................           53,200        3,374,875
                                                                                       ------------
                                                                                       $ 65,053,550
                                                                                       ------------
Utilities -- Electric -- 1.4%
AES Corp.* ......................................................          179,700     $  9,950,888
                                                                                       ------------
      Total U.S. Stocks .........................................                      $580,930,209
                                                                                       ------------
Foreign Stocks -- 6.4%
Bermuda -- 0.7%
FLAG Telecom Holdings Ltd.
   (Telecommunications)* ........................................          166,400     $  1,040,000
Global Crossing Ltd.
   (Telecommunications)* ........................................          184,500        2,640,656
Tycom Ltd. (Telecommunications)* ................................           47,800        1,069,525
                                                                                       ------------
                                                                                       $  4,750,181
                                                                                       ------------
Canada -- 0.6%
Nortel Networks Corp.
   (Telecommunications) .........................................          132,400     $  4,245,075
                                                                                       ------------
Finland -- 1.0%
Nokia Corp., ADR (Telecommunications) ...........................          159,700     $  6,946,950
                                                                                       ------------
Israel -- 0.5%
Check Point Software Technologies Ltd.
   (Computer Software -- Services)* .............................           23,600     $  3,152,075
Partner Communications Co. Ltd., ADR
   (Cellular Telephones)* .......................................           51,425          302,122
                                                                                       ------------
                                                                                       $  3,454,197
                                                                                       ------------
Japan -- 0.3% NTT DoCoMo, Inc.
   (Telecommunications) .........................................              122     $  2,103,080
                                                                                       ------------
Mexico -- 0.2%
Grupo Iusacell S.A. de C.V., ADR
   (Telecommunications)* ........................................           98,400     $    959,400
                                                                                       ------------
Netherlands -- 1.0%
Royal Dutch Petroleum Co., ADR (Oils) ...........................          112,800     $  6,831,450
                                                                                       ------------
United Kingdom -- 2.1%
BP Amoco PLC, ADR (Oils) ........................................           70,600     $  3,379,975
Vodafone Group PLC
   (Telecommunications)* ........................................        3,001,933       11,016,293
                                                                                       ------------
                                                                                       $ 14,396,268
                                                                                       ------------
      Total Foreign Stocks .......................................................     $ 43,686,601
                                                                                       ------------
      Total Stocks (Identified Cost, $632,400,481) ...............................     $624,616,810
                                                                                       ------------

                                                                    Principal Amount
                                                                      (000 Omitted)
Short-Term Obligations -- 8.8%
Bank of America, due 1/02/01 ....................................     $      3,613     $  3,613,000
Federal Home Loan Bank, due 1/02/01 .............................           54,166       54,157,349
Goldman Sachs Group LP, due 1/09/01 .............................            2,315        2,311,630
                                                                                       ------------
      Total Short-Term Obligations, at Amortized Cost ...........                      $ 60,081,979
                                                                                       ------------
Repurchase Agreement -- 0.3%
Goldman Sachs, dated 12/29/00,
   due 1/2/01, total to be received
   $2,399,719, (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded account),
   at Cost ......................................................     $      2,398     $  2,398,000
                                                                                       ------------
      Total Investments (Identified Cost, $694,880,460) .........                      $687,096,789
                                                                                       ------------
Other Assets,
   Less Liabilities -- (0.1%) ....................................................         (922,109)
                                                                                       ------------
      Net Assets -- 100.0% .......................................................     $686,174,680
                                                                                       ============

           See portfolio footnotes and notes to financial statements.


                                                                          9-CAVA

Portfolio of Investments -- December 31, 2000

Global Governments Variable Account

Bonds -- 78.6%

                                                               Principal Amount
Issuer                                                           (000 Omitted)      Value
Foreign Bonds -- 46.9%
Canada -- 4.7%
Government of Canada, 5.5s, 2009 ..............            CAD            382     $  256,384
Government of Canada, 5.25s, 2008 .............                           267        256,035
Government of Canada, 6s, 2005 ................                            88         60,282
                                                                                  ----------
                                                                                  $  572,701
                                                                                  ----------
Denmark -- 1.6%
Kingdom of Denmark, 7s, 2007 ..................            DKK          1,421     $  198,713
                                                                                  ----------
France -- 0.7%
Republic of France, 4s, 2009 ..................            EUR            105     $   92,354
                                                                                  ----------
Germany -- 18.2%
Republic of Germany, 6.75s, 2004 ..............            EUR            834     $  839,274
Republic of Germany, 4.5s, 2009 ...............                           546        502,060
Republic of Germany, 4.75s, 2008 ..............                           533        481,455
Republic of Germany, 8s, 2002 .................                           412        406,414
                                                                                  ----------
                                                                                  $2,229,203
                                                                                  ----------
Greece -- 1.8%
Hellenic Republic, 8.7s, 2005 .................            GRD         39,000     $  122,373
Hellenic Republic, 8.9s, 2003 .................                         8,900         26,621
Republic of Greece, 8.6s, 2008 ................                        24,000         78,689
                                                                                  ----------
                                                                                  $  227,683
                                                                                  ----------
Italy -- 8.0%
Republic of Italy, 5s, 2008 ...................            EUR          1,046     $  979,995
                                                                                  ----------
Japan -- 3.5%
Development Bank of Japan,
   1.75s, 2010 (Bank) .........................            JPY         25,000     $  222,628
International Bank Reconstruction &
   Developement, 2s, 2008 (Bank) ..............                        22,400        204,884
                                                                                  ----------
                                                                                  $  427,512
                                                                                  ----------
Spain -- 1.1%
Kingdom of Spain, 7s, 2005 ....................            ESP            125     $  130,722
                                                                                  ----------
Sweden -- 1.4%
Kingdom of Sweden, 6s, 2005 ...................            SEK            400     $   44,801
Kingdom of Sweden, 9s, 2009 ...................                           900        122,636
                                                                                  ----------
                                                                                  $  167,437
                                                                                  ----------
United Kingdom -- 5.9%
United Kingdom Treasury, 6s, 2028 .............            GBP             39     $   73,880
United Kingdom Treasury, 7s, 2002 .............                           145        221,818
United Kingdom Treasury, 7.25s, 2007 ..........                           152        255,043
United Kingdom Treasury, 8s, 2015 .............                            86        173,834
                                                                                  ----------
                                                                                  $  724,575
                                                                                  ----------
      Total Foreign Bonds ...................................................     $5,750,895
                                                                                  ----------
U.S. Bonds -- 31.7%
U.S. Treasury Obligations -- 26.0%
U.S. Treasury Bonds, 6.25s, 2023 ..............                    $      531     $  574,308
U.S. Treasury Notes, 3.875s, 2009 .............                           126        127,275
U.S. Treasury Notes, 5.75s, 2010 ..............                           365        382,509
U.S. Treasury Notes, 6.125s, 2007 .............                           890        937,143
U.S. Treasury Notes, 6.75s, 2005 ..............                         1,093      1,164,384
                                                                                  ----------
                                                                                  $3,185,619
                                                                                  ----------
U.S. Government Guaranteed -- 5.7%
Federal Home Loan Mortgage
   Corporation, 6.625s, 2002 ..................                    $      571     $  579,297
Federal Home Loan Mortgage Corporation,
   7s, 2005 ...................................                           115        120,677
                                                                                  ----------
                                                                                  $  699,974
                                                                                  ----------
      Total U.S. Bonds ......................................................     $3,885,593
                                                                                  ----------
      Total Bonds (Identified Cost, $9,579,523) .............................     $9,636,488
                                                                                  ----------
                                                            Principal Amount
                                                              of Contracts
Issuer/Expiration Month/Strike/Price                          (000 Omitted)         Value
Call Options Purchased -- 0.3%
Japanese Government Bond Future/
   February/133.58 (Premiums Paid,
   $24,516) ...................................            JPY        200,000     $   37,592
Put Options Purchased
Japanese Yen/ Euro Dollars/January/130
   (Premiums Paid, $5,114) ....................            JPY          3,689     $       --

                                                            Principal Amount
Issuer                                                        (000 Omitted)
Short-Term Obligations -- 20.8%
Federal Home Loan Bank,
   due 1/02/01 at Amortized Cost..................               $      2,548    $ 2,547,593
                                                                                 -----------
      Total Investments (Identified Cost, $12,156,746).......................    $12,221,673
                                                                                 -----------

                                                            Principal Amount
                                                              of Contracts
Issuer/Expiration Month/Strike/Price                          (000 Omitted)
Call Options Written
Australian Dollars/May/0.555
   (Premiums Received, $3,353) ................            AUD            206    $    (5,672)
Put Options Written
Japanese Government Bond Future/
   February/133.58 (Premiums
   Received, $24,516) .........................            JPY        200,000    $    (6,125)
                                                                                 -----------
Other Assets,
   Less Liabilities -- 0.3% .................................................         45,532
                                                                                 -----------
    Net Assets -- 100.0% ....................................................    $12,255,408
                                                                                 ===========

           See portfolio footnotes and notes to financial statements.


10-GGVA

Portfolio of Investments -- December 31, 2000

Government Securities Variable Account

Bonds -- 96.3%

                                                                     Principal Amount
Issuer                                                                 (000 Omitted)       Value
U.S. Federal Agencies -- 63.1%
Aid to Israel, 6.6s, 2008 .......................................         $    985     $  1,016,727
Aid To Peru, 9.98s, 2008 ........................................            1,456        1,623,103
Empresa Energetica Cornito Ltd.,
   6.07s, 2010 ..................................................            3,735        3,726,409
Federal Home Loan Mortgage Corp.,
   6.5s, 2029 ...................................................           12,308       12,146,026
Federal Home Loan Mortgage Corp.,
   7s, 2003 .....................................................            1,000        1,027,340
Federal Home Loan Mortgage Corp.,
   7.5s, 2027 - 2028 ............................................            1,922        1,951,457
Federal Housing Authority, 7.43s, 2022 ..........................            3,252        3,224,307
Federal National Mortgage Assn.,
   6.5s, 2005 - 2027 ............................................            8,185        8,088,242
Federal National Mortgage Assn.,
   6.75s, 2003 ..................................................            1,928        1,927,727
Federal National Mortgage Assn.,
   6.751s, 2020 .................................................               14           14,278
Federal National Mortgage Assn.,
   6.831s, 2011 .................................................            2,746        2,760,272
Federal National Mortgage Assn.,
   7s, 2029 - 2030 ..............................................           15,294       15,318,306
Federal National Mortgage Assn.,
   7.27s, 2005 ..................................................            3,787        3,786,941
Federal National Mortgage Assn.,
   7.5s, 2014 - 2030 ............................................            5,910        6,015,139
Federal National Mortgage Assn.,
   8.5s, 2007 ...................................................               74           76,013
Federal National Mortgage Assn.,
   10s, 2018 ....................................................            1,512        1,641,705
Financing Corp., 9.8s, 2018 .....................................            2,000        2,746,880
Financing Corp., 10.35s, 2018 ...................................            1,950        2,799,459
Resolution Funding Corp., 8.875s, 2020 ..........................            3,700        4,949,342
Tennessee Valley Authority, 0s to 2012,
   8.25s to 2042 ................................................            7,250        3,389,448
U.S. Department of Housing & Urban
   Development, 6.59s, 2016 .....................................            2,045        1,813,979
U.S. Department of Veterans Affairs,
   7.5s, 2009 ...................................................            3,400        3,514,750
                                                                                       ------------
                                                                                       $ 83,557,850
                                                                                       ------------
U.S. Government Guaranteed -- 33.2%
Government National Mortgage Association -- 12.6%
GNMA, 7s, 2008 - 2029 ...........................................          $ 4,402     $  4,421,045
GNMA, 7.5s, 2023 - 2027 .........................................            4,191        4,262,614
GNMA, 8s, 2026 - 2030 ...........................................            7,522        7,719,660
GNMA, 11s, 2010 - 2019 ..........................................              270          300,730
GNMA, 12.5s, 2015 ...............................................               38           42,551
GNMA, 14s, 2014 .................................................                5            5,931
                                                                                       ------------
                                                                                       $ 16,752,531
                                                                                       ------------
Small Business Administration -- 1.1%
SBA, 8.2s, 2005 .................................................          $   290     $    301,096
SBA, 8.4s, 2007 .................................................              144          148,885
SBA, 8.7s, 2009 .................................................              723          757,301
SBA, 10.05s, 2009 ...............................................              201          214,501
                                                                                       ------------
                                                                                       $  1,421,783
                                                                                       ------------
U.S. Treasury Obligations -- 19.5%
U.S. Treasury Bonds, 10.375s, 2012 ..............................          $ 3,300     $  4,242,546
U.S. Treasury Bonds, 9.875s, 2015 ...............................            3,000        4,321,410
U.S. Treasury Bonds, 3.625s, 2028 ...............................            3,154        3,093,953
U.S. Treasury Bonds, 6.25s, 2030 ................................            2,000        2,231,240
U.S. Treasury Notes, 6.5s, 2002 .................................            1,500        1,522,500
U.S. Treasury Notes, 5.875s, 2004 ...............................              250          256,523
U.S. Treasury Notes, 6.75s, 2005 ................................            2,500        2,663,275
U.S. Treasury Notes, 5.75s, 2010 ................................            4,963        5,201,075
U.S. Treasury Notes, 6.5s, 2010 .................................            2,037        2,228,600
                                                                                       ------------
                                                                                       $ 25,761,122
                                                                                       ------------
      Total U.S. Government Guaranteed ...........................................     $ 43,935,436
                                                                                       ------------
      Total Bonds (Identified Cost, $124,738,339) ................................     $127,493,286
                                                                                       ------------
Repurchase Agreement -- 4.0%
Goldman Sachs, dated 12/29/00,
   due 1/2/01, total to be received
   $5,210,732 (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded
   account), at Cost ............................................          $ 5,207     $  5,207,000
                                                                                       ------------
      Total Investments (Identified Cost, $129,945,339) ..........................     $132,700,286
                                                                                       ------------
Other Assets,
   Less Liabilities -- (0.3%) ....................................................         (351,298)
                                                                                       ------------
      Net Assets -- 100.0% .......................................................     $132,348,988
                                                                                       ============

           See portfolio footnotes and notes to financial statements.


                                                                         11-GSVA

Portfolio of Investments -- December 31, 2000

High Yield Variable Account

Bonds -- 86.8%

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)      Value
U.S. Bonds -- 75.3%
Aerospace -- 4.3%
Airplane Pass-Through Trust,
   10.875s, 2019+ ...............................................           $  741     $    547,448
Argo Tech Corp., 8.625s, 2007 ...................................            1,175          928,250
BE Aerospace, Inc., 8s, 2008 ....................................               75           69,562
BE Aerospace, Inc., 9.5s, 2008 ..................................               65           64,188
K & F Industries, Inc., 9.25s, 2007 .............................            1,400        1,354,500
L-3 Communications Corp.,
   10.375s, 2007 ................................................              500          515,000
L-3 Communications Corp., 8.5s, 2008 ............................              210          198,975
MOOG, Inc., 10s, 2006 ...........................................            1,420        1,396,925
Stellex Industries, Inc., 9.5s, 2007** ..........................               75            8,250
                                                                                       ------------
                                                                                       $  5,083,098
                                                                                       ------------
Building Materials -- 4.2%
AAF- McQuay, Inc., 8.875s, 2003 .................................           $  150     $    129,000
American Standard, Inc., 7.625s, 2010 ...........................            1,200        1,128,000
Atrium Cos, Inc., 10.5s, 2009 ...................................              375          300,000
Building Materials Corp., 8.625s, 2006 ..........................            1,150          299,000
Building Materials Corp., 8s, 2007 ..............................            2,000          520,000
D.R. Horton, Inc., 9.75s, 2010 ..................................              470          441,800
Formica Corp., 10.875s, 2009 ....................................              500          187,500
Lennar Corp., 9.95s, 2010 .......................................               50           51,000
MMI Products, Inc., 11.25s, 2007 ................................              575          560,625
Nortek, Inc., 9.25s, 2007 .......................................              350          319,375
Williams Scotsman, Inc., 9.875s, 2007 ...........................            1,250        1,025,000
                                                                                       ------------
                                                                                       $  4,961,300
                                                                                       ------------
Business Services -- 0.6%
Anacomp, Inc., 10.875s, 2004** ..................................           $  500     $     61,250
Iron Mountain, Inc., 10.125s, 2006 ..............................              230          236,900
Pierce Leahy Corp., 11.125s, 2006 ...............................              323          336,727
Unisys Corp., 11.75s, 2004 ......................................              110          115,775
                                                                                       ------------
                                                                                       $    750,652
                                                                                       ------------
Chemicals -- 1.4%
Huntsman ICI Holdings, 0s, 2009 .................................           $  100     $     27,500
Huntsman ICI Holdings, 10.125s, 2009 ............................              700          669,375
Lyondell Chemical Co., 9.625s, 2007 .............................              155          150,350
Lyondell Chemical Co., 9.875s, 2007 .............................              100           97,000
Sovereign Specialty Chemicals,
   11.875s, 2010 ................................................              425          408,000
Sterling Chemicals, Inc., 12.375s, 2006 .........................               15           13,725
Sterling Chemicals, Inc., 11.25s, 2007 ..........................              575          270,250
Sterling Chemicals, Inc., 0s to 2001,
   13.5 to 2008 .................................................              300           45,000
                                                                                       ------------
                                                                                       $  1,681,200
                                                                                       ------------
Consumer Goods and Services -- 4.0%
American Safety Razor Co., 9.875s, 2005 .........................           $1,000     $    960,000
General Binding Corp., 9.375s, 2008 .............................              860          627,800
Kindercare Learning Centers, Inc.,
   9.5s, 2009 ...................................................              700          623,000
Remington Products Co. LLC, 11s, 2006 ...........................              350          273,437
Samsonite Corp., 10.75s, 2008 ...................................            1,030          690,100
Simmons Co., 10.25s, 2009 .......................................              740          684,500
Synthetic Industries, Inc., 17s, 2008 ...........................              725          714,125
Westpoint Stevens, Inc., 7.875s, 2005 ...........................              340          253,300
                                                                                       ------------
                                                                                       $  4,826,262
                                                                                       ------------
Container, Forest, and Paper Products -- 6.6%
Applied Extrusion Technologies, Inc.,
   11.5s, 2002 ..................................................           $  325     $    190,125
Atlantis Plastics, Inc., 11s, 2003 ..............................              300          225,000
Buckeye Cellulose Corp., 9.25s, 2008 ............................            1,000          968,750
Buckeye Technologies, Inc., 8s, 2010 ............................              175          155,750
Gaylord Container Corp., 9.375s, 2007 ...........................              745          469,350
Gaylord Container Corp., 9.75s, 2007 ............................              555          355,200
Gaylord Container Corp., 9.875s, 2008 ...........................              715          286,000
Riverwood International Corp.,
   10.25s, 2006 .................................................            2,000        1,980,000
Riverwood International Corp.,
   10.875s, 2008 ................................................              550          492,250
Silgan Holdings, Inc., 9s, 2009 .................................              800          684,000
Specialty Paperboard, Inc.,
   9.375s, 2006 .................................................            1,400        1,309,000
U.S. Can Corp., 12.375s, 2010## .................................              175          172,156
U.S. Timberlands, 9.625s, 2007 ..................................              750          600,000
                                                                                       ------------
                                                                                       $  7,887,581
                                                                                       ------------
Corporate Asset Backed -- 1.1%
Merrill Lynch Mortgage Investors, Inc.,
   8.49s, 2022+ .................................................           $1,000     $    971,250
Morgan Stanley Capital , Inc.,
   7.772s, 2039 .................................................              430          345,833
                                                                                       ------------
                                                                                       $  1,317,083
                                                                                       ------------
Energy -- 6.2%
Cheasapeake Energy Corp.,
   9.625s, 2005 .................................................           $2,220     $  2,286,600
Clark Refining & Marketing, Inc.,
   8.625s, 2008 .................................................              450          337,500
Continental Resources, Inc.,
   10.25s, 2008 .................................................              625          543,750
Forest Oil Corp., 10.5s, 2006 ...................................              260          268,450
Grant Prideco, Inc., 9.625s, 2007## .............................              285          294,262
HS Resources, Inc., 9.25s, 2006 .................................              310          311,550
P&L Coal Holdings Corp., 8.875s, 2008 ...........................              350          351,750
P&L Coal Holdings Corp., 9.625s, 2008 ...........................              855          851,794
Pioneer Natural Resources Co.,
   9.625s, 2010 .................................................            2,000        2,120,000
                                                                                       ------------
                                                                                       $  7,365,656
                                                                                       ------------
Financial Institutions -- 0.4%
Willis Corroon Corp., 9s, 2009# .................................           $  500     $    447,500
                                                                                       ------------
Gaming and Hotels -- 5.9%
Aztar Corp., 8.875s, 2007 .......................................           $  660     $    633,600
Boyd Gaming Corp., 9.5s, 2007 ...................................              490          445,900
Coast Hotels & Casinos, Inc., 9.5s, 2009 ........................            1,270        1,219,200
Eldorado Resorts LLC, 10.5s, 2006 ...............................              195          193,050
Horseshoe Gaming LLC, 8.625s, 2009 ..............................              595          574,175
Isle of Capri Casinos, Inc., 8.75s, 2009 ........................              140          125,300
Mandalay Resort Group, 10.25s, 2007 .............................              430          424,625
MGM Grand, Inc., 9.75s, 2007 ....................................              825          866,250
MGM Mirage, Inc., 8.5s, 2010 ....................................               50           51,343
Park Place Entertainment Corp.,
   8.875s, 2008 .................................................              875          883,750
Prime Hospitality Corp., 9.75s, 2007 ............................              635          628,650
Station Casinos, Inc., 8.875s, 2008 .............................              490          481,425
Station Casinos, Inc., 9.875s, 2010 .............................              500          512,500
                                                                                       ------------
                                                                                       $  7,039,768
                                                                                       ------------
Industrial -- 3.7%
Actuant Finance Corp., 13s, 2009 ................................           $  240     $    218,400
Allied Waste North America, Inc.,
   7.625s, 2006 .................................................              180          171,900
Allied Waste North America, Inc.,
   10s, 2009 ....................................................              200          187,000
Blount, Inc., 13s, 2009 .........................................              305          234,850
Columbus Mckinnon Corp., 8.5s, 2008 .............................              515          430,025
Day International Group, Inc.,
   11.125s, 2005 ................................................              325          312,000


12-HYVA

                                                                 Principal Amount
Issuer                                                             (000 Omitted)            Value
Industrial -- continued
Hayes Wheels International, Inc.,
   9.125s, 2007 .................................................     $  575           $    379,500
Haynes International, Inc.,
   11.625s, 2004 ................................................        540                367,200
IMO Industries, Inc., 11.75s, 2006 ..............................        920                922,300
International Knife & Saw, Inc.,
   11.375s, 2006 ................................................        300                147,750
Lear Corp., 9.5s, 2006 ..........................................         95                 87,597
Numatics, Inc., 9.625s, 2008 ....................................        170                105,400
Oxford Automotive, Inc., 10.125s, 2007 ..........................         65                 47,450
Simonds Industries, Inc., 10.25s, 2008 ..........................        485                340,106
Thermadyne Holdings Corp.,
   0s to 2003, 12.5s to 2008 ....................................      1,650                 16,500
Thermadyne Manufacturing/Capital Corp.,
   9.875s, 2008 .................................................        800                504,000
                                                                                       ------------
                                                                                       $  4,471,978
                                                                                       ------------
Media -- 15.8%
Acme Television LLC, 0s to 2000,
   10.875s to 2004 ..............................................     $  235           $    203,275
Benedek Communications Corp.,
   0s to 2001, 13.25s to 2006 ...................................        650                468,000
Chancellor Media Corp., 8.125s, 2007 ............................      1,000              1,006,250
Chancellor Media Corp., 8s, 2008 ................................      1,630              1,630,000
Charter Communications Holdings,
   8.25s, 2007 ..................................................      3,270              2,975,700
Charter Communications Holdings,
   0s to 2004, 9.92s to 2011 ....................................        400                232,000
Citadel Broadcasting Co., 9.25s, 2008 ...........................        745                718,925
Classic Cable, Inc., 10.5s, 2010 ................................         90                 40,500
Cumulus Media, Inc., 10.375s, 2008 ..............................        350                280,000
Echostar DBS Corp., 9.375s, 2009 ................................      3,100              3,007,000
FrontierVision Holding LP, 0s to 2001,
   11.87s to 2007 ...............................................        500                412,500
Frontiervision Operating Partnership LP,
   11s, 2006 ....................................................        375                343,125
Granite Broadcasting Corp.,
   10.375s, 2005 ................................................        155                 90,675
Granite Broadcasting Corp.,
   8.875s, 2008 .................................................        185                103,600
Hollinger International Publishing,
   9.25s, 2007 ..................................................        645                641,775
Insight Midwest, 9.75s, 2009 ....................................        650                645,125
Liberty Group Operating, Inc.,
   9.375s, 2008 .................................................        245                183,750
LIN Holdings Corp., 0s to 2003,
   10s to 2008 ..................................................      1,525              1,117,063
Marvel Holdings, Inc., 0s, 1998**++ .............................      1,165                      0
NTL Communications Corp.,
   0s to 2003, 12.375s to 2006 ..................................      1,925              1,138,438
NTL, Inc., 0s to 2003, 9.75s to 2008 ............................        700                385,000
Paxson Communications Corp.,
   11.625s, 2002 ................................................      1,000              1,010,000
Telemundo Holdings, Inc., 0s to 2003,
   11.5s to 2008 ................................................      1,125                759,375
United International Holdings, 0s to 2003,
   10.75s to 2008 ...............................................      2,200                858,000
World Color Press, Inc., 7.75s, 2009 ............................        325                319,953
XM Satellite Radio, Inc., 14s, 2010 .............................        425                233,750
                                                                                       ------------
                                                                                       $ 18,803,779
                                                                                       ------------
Medical and Health Technology
   and Services -- 3.5%
Alaris Medical, Inc., 0s to 2003,
   11.125s to 2008 ..............................................     $  850           $     68,000
Prime Medical Services, Inc.,
   8.75s, 2008 ..................................................      1,300              1,118,000
Tenet Healthcare Corp., 8s, 2005 ................................      3,000              3,037,500
                                                                                       ------------
                                                                                       $  4,223,500
                                                                                       ------------
Metals and Minerals -- 1.8%
Commonwealth Aluminum Corp.,
   10.75s, 2006 .................................................     $  555           $    505,050
Doe Run Resources Corp.,
   11.25s, 2005 .................................................        350                157,500
Jorgensen (Earle M.) Co., 9.5s, 2005 ............................        650                520,000
Kaiser Aluminum & Chemical Corp.,
   9.875s, 2002 .................................................        360                316,800
Metal Management, Inc., 10s, 2008+** ............................        480                 33,600
R & B Falcon Corp., 9.5s, 2008 ..................................        425                465,375
WCI Steel, Inc., 10s, 2004 ......................................        285                196,650
                                                                                       ------------
                                                                                       $  2,194,975
                                                                                       ------------
Retail -- 1.7%
Finlay Enterprises, Inc., 9s, 2008 ..............................     $  250           $    222,500
Finlay Fine Jewelry Corp., 8.375s, 2008 .........................        850                765,000
J Crew Group, Inc., 0s to 2002,
   13.125s to 2008 ..............................................        135                 77,625
J.Crew Operating Corp., 10.375s, 2007 ...........................      1,080                939,600
                                                                                       ------------
                                                                                       $  2,004,725
                                                                                       ------------
Supermarkets
Jitney-Jungle Stores of America, Inc.,
   12s, 2006** ..................................................     $  630           $     11,813
Penn Traffic Co., 11s, 2009 .....................................          0                      3
                                                                                       ------------
                                                                                       $     11,816
                                                                                       ------------
Telecommunications -- 13.7%
Adelphia Communications Corp.,
   9.375s, 2009 .................................................     $  225           $    198,000
Alamosa Holdings, Inc., 0s to 2005,
   12.875s to 2010 ..............................................        280                130,200
Allegiance Telecommunications, Inc.,
   0s to 2003, 11.75s to 2008 ...................................         50                 30,500
Allegiance Telecommunications, Inc.,
   12.875s, 2008 ................................................        465                446,400
AMSC Acquisition Co., Inc.,
   12.25s, 2008 .................................................        600                204,000
Centennial Cellular Operating Co.,
   10.75s, 2008 .................................................        815                766,100
Crown Castle International Corp.,
   10.75s, 2011 .................................................        435                445,875
Dobson Communications Corp.,
   10.875s, 2010 ................................................        445                438,325
DTI Holdings, Inc., 0s to 2003,
   12.5s to 2008 ................................................        630                176,400
Exodus Communications, Inc.,
   11.25s, 2008 .................................................        600                528,000
Exodus Communications, Inc.,
   11.625s, 2010## ..............................................         70                 62,825
Focal Communications Corp.,
   0s to 2003, 12.125 to 2008 ...................................        375                157,500
Focal Communications Corp.,
   11.875s, 2010 ................................................        350                238,000
Globix Corp., 12.5s, 2010 .......................................        285                108,300
Hyperion Telecommunication, Inc.,
   12s, 2007 ....................................................        540                232,200
ICG Holdings, Inc., 0s to 2001,
   12.5s to 2006** ..............................................        675                 72,563


                                                                         13-HYVA

                                                            Principal Amount
Issuer                                                        (000 Omitted)     Value

Telecommunications -- continued
Intermedia Communications, Inc.,
   0s to 2002, 11.25s to 2007 .................                   $  195    $   136,500
ITC Deltacom, Inc., 9.75s, 2008 ...............                    1,020        775,200
Level 3 Communications, Inc.,
   9.125s, 2008 ...............................                    3,000      2,400,000
Level 3 Communications, Inc.,
   10.75s, 2008 ...............................                      225        158,439
Madison River Capital, 13.25s, 2010 ...........                      235        152,750
Metromedia Fiber Network, Inc.,
   10s, 2008 ..................................                      575        478,687
MGC Communications, Inc., 13s, 2010 ...........                    1,090        490,500
MJD Communications, Inc., 9.5s, 2008 ..........                      625        500,000
Nextel Communications, Inc.,
   0s to 2002, 9.75s to 2007 ..................                      160        116,800
Nextel Communications, Inc.,
   0s to 2003, 9.95s to 2008 ..................                    1,660      1,211,800
Nextel International, Inc.,
   0s to 2003, 12.125s to 2008 ................                      400        200,000
Nextel International, Inc.,
   12.75s, 2010## .............................                      575        460,000
Nextlink Communications, Inc.,
   10.75s, 2009 ...............................                      800        652,000
Nextlink Communications, Inc.,
   0s to 2004, 12.25s to 2009 .................                      275        134,750
Northeast Optic Network, 12.75s, 2008 .........                      135         64,800
PSINET, Inc., 10.5s, 2006 .....................                      500        130,000
PSINET, Inc., 11.5s, 2008 .....................                      450        127,125
PSINET, Inc., 11s, 2009 .......................                      850        240,125
Rural Cellular Corp., 9.625s, 2008 ............                      575        523,250
Spectrasite Holdings, Inc., 0s to 2003,
   12s to 2008 ................................                    2,410      1,359,650
Spectrasite Holdings, Inc., 10.75s, 2010 ......                      255        236,512
Telecorp PCS, Inc., 10.625s, 2010 .............                      100        101,000
Time Warner Telecommunications LLC,
   9.75s, 2008 ................................                      500        461,250
Viatel, Inc., 11.25s, 2008 ....................                      600        180,000
Viatel, Inc., 0s to 2003, 12.5s to 2008 .......                      275         55,000
Voicestream Wireless Corp.,
   10.375s, 2009 ..............................                       45         48,488
Western Wireless Corp., 10.5s, 2007 ...........                      750        770,625
                                                                            -----------
                                                                            $16,400,439
                                                                            -----------
Utilities -- Electric -- 0.4%
International Utility Structures,
   10.75s, 2008 ...............................                   $  625    $   425,000
                                                                            -----------
      Total U.S. Bonds ........................                             $89,896,312
                                                                            -----------
Foreign Bonds -- 11.5%
Bermuda -- 1.0%
Global Crossing Holdings Ltd.,
   9.625s, 2008 (Telecommunications) ..........                   $1,250    $ 1,190,625
                                                                            -----------
Canada -- 1.2%
GT Group Telecom, Inc., 0s to 2005,
   13.25s to 2010 (Telecommunications) ........                   $1,050    $   346,500
PCI Chemicals Canada, Inc.,
   9.25s, 2007 (Chemicals)** ..................                      310         99,200
Russel Metals, Inc.,
   10s, 2009 (Metals & Minerals) ..............                      295        259,600
Telesystem International Wireless, Inc.,
   0s to 2002, 13.25s to 2007
   (Telecommunications) .......................                      825        408,375
Worldwide Fiber, Inc., 12s, 2009
   (Telecommunications) .......................                      350        269,500
                                                                            -----------
                                                                            $ 1,383,175
                                                                            -----------
Germany -- 1.2%
Callahan Nordrhein, 14s, 2010
   (Media)## ..................................                   $  830    $   742,850
Ekabel Hessen, 14.5s, 2010 (Media)## ..........                      600        507,000
Fresenius Med Care Capital Trust,
   7.875s, 2008 (Medical and Health
   Technology and Services) ...................                      165        152,625
                                                                            -----------
                                                                            $ 1,402,475
                                                                            -----------
Grand Cayman Islands -- 0.1%
Triton Energy Ltd., 8.875s, 2007
   (Energy) ...................................                   $  110    $   111,238
                                                                            -----------
Greece -- 0.2%
Fage Dairy Industries S.A., 9s, 2007
   (Food and Beverage Products) ...............                   $  260    $   195,000
                                                                            -----------
Luxembourg -- 0.4%
Millicom International Cellular,
   0s to 2001, 13.50s to 2006
   (Telecommunications) .......................                   $  330    $   259,050
PTC International Finance II S.A.,
   11.25s, 2009 (Telecommunications) ..........                      220        209,000
                                                                            -----------
                                                                            $   468,050
                                                                            -----------
Mexico -- 0.1%
Satelites Mexicanos S.A. de C.V.,
   10.125s, 2004 (Telecommunications) .........                   $  255    $   165,750
                                                                            -----------
Netherlands -- 2.4%
Completel Europe N.V., 0s to 2004,
   14s to 2009 (Telecommunications) ...........                   $1,200    $   528,000
Hermes Europe Railtel B.V.,
   10.375s, 2009 (Telecommunications) .........                      850        357,000
Tele1 Europe B.V., 13s, 2009
   (Telecommunications) .......................                      700        623,000
United Pan Europe, 10.875s, 2009
   (Media) ....................................                      500        326,250
United Pan Europe, 11.25s, 2010
   (Media) ....................................                      500        322,500
Versatel Telecom B.V., 13.25s, 2008
   (Telecommunications) .......................                    1,100        693,000
                                                                            -----------
                                                                            $ 2,849,750
                                                                            -----------
Norway -- 0.1%
Ocean Rig Norway AS, 10.25s, 2008
   (Energy) ...................................                   $  100    $    85,000
                                                                            -----------
Singapore -- 0.3%
Flextronics International Ltd., 9.875s,
   2010 (Business Services)## .................                   $  365    $  355,875
                                                                            -----------
Spain -- 0.6%
Jazztel PLC, 13.25s, 2009
   (Telecommunications) .......................         EUR          475    $   294,345
Jazztel PLC, 14s, 2009
   (Telecommunications) .......................                   $  750        487,500
                                                                            -----------
                                                                            $   781,845
                                                                            -----------
United Kingdom -- 3.9%
Colt Telecom Group PLC, 0s to 2001,
   12s to 2006 (Telecommunications) ...........                   $2,050    $ 1,845,000
Dolphin Telecom PLC, 0s to 2003,
   11.50 to 2008 (Telecommunications) .........                    1,500        210,000
Dolphin Telecom PLC, 0s to 2004,
   14s, to 2009 (Telecommunications) ..........                      530         63,600
Energis PLC, 9.75s, 2009
   (Telecommunications) .......................                      450        409,500
Esprit Telecom Group PLC, 11.5s, 2007
   (Telecommunications)## .....................                      300          3,000
Ono Finance PLC, 13s, 2009 (Media) ............                    1,225        906,500
Telewest Communications PLC,
   9.625s, 2006 (Media) .......................                      350        308,875


14-HYVA

                                                                        Principal Amount
Issuer                                                                    (000 Omitted)        Value
United Kingdom -- continued
Telewest Communications PLC,
   11s, 2007 (Media) .......................................                  $265          $    235,850
Telewest Communications PLC,
   0s to 2004, 9.25s to 2009 (Media) .......................                   400               188,000
Telewest Communications PLC,
   9.875s, 2010 (Media) ....................................                   420               365,400
Telewest Communications PLC
   0s to 2005, 11.375s to 2010 (Media) .....................                   300               135,000
                                                                                            ------------
                                                                                            $  4,670,725
                                                                                            ------------
      Total Foreign Bonds ........................................................          $ 13,659,508
                                                                                            ------------
      Total Bonds (Identified Cost, $130,080,897) ................................          $103,555,820
                                                                                            ------------

                                                                           Shares
Stocks -- 0.7%
Foreign Stocks -- 0.4%
Netherlands -- 0.2%
Completel Europe N.V., ADR,
   (Telecommunications)*## .................................                60,000          $    213,750
Versatel Telecom International N.V., ADR,
   (Telecommunications)* ...................................                 9,843                84,896
                                                                                            ------------
                                                                                            $    298,646
                                                                                            ------------
United Kingdom -- 0.2%
Colt Telecom Group PLC, ADR
   (Telecommunications)* ...................................                 2,175          $    190,856
                                                                                            ------------
      Total Foreign Stocks .................................                                $    489,502
                                                                                            ------------
U.S. Stocks -- 0.3%
Building
Atlantic Gulf Communities Corp.*+ ..........................                   150          $          8
                                                                                            ------------
Business Services
Envirosource, Inc.*+ .......................................                   238          $         19
                                                                                            ------------
Consumer Goods and Services -- 0.2%
Ranger Industries, Inc.* ...................................               123,210          $    227,168
                                                                                            ------------
Media
Golden Books Family
   Entertainment, Inc.** ...................................                21,250          $     10,625
                                                                                            ------------
Supermarkets
Pathmark Stores, Inc.* .....................................                   574          $      9,471
                                                                                            ------------
Telecommunications -- 0.1%
Allegiance Telecom, Inc.* ..................................                 2,516          $     56,020
Classic Communications, Inc.* ..............................                 1,350                 2,953
                                                                                            ------------
                                                                                            $     58,973
                                                                                            ------------
      Total U.S. Stocks ..........................................................          $    306,264
                                                                                            ------------
      Total Stocks (Identified Cost, $3,169,011) .................................          $    795,766
                                                                                            ------------
Preferred Stock -- 2.7%
Consumer Goods and Services
Renaissance Cosmetics, Inc. 14s*# ..........................                   975          $          0
                                                                                            ------------
Media -- 1.9%
CSC Holdings, Inc., 11.125s*# ..............................                16,955          $  1,797,230
Primedia, Inc., 8.625s# ....................................                 6,000               449,250
                                                                                            ------------
                                                                                            $  2,246,480
                                                                                            ------------
Telecommunications -- 0.8%
Crown Castle International Corp.,12.75s*# ..................                   383          $    367,680
Global Crossings Holdings Ltd.,10.5s*# .....................                 1,700               153,000
Nextel Communications, Inc. 13s*# ..........................                    85                79,900
Rural Cellular Corp. 11.375s*# .............................                   471               376,800
                                                                                            ------------
                                                                                            $    977,380
                                                                                            ------------
      Total Preferred Stock (Identified Cost, $3,219,857) ........................          $  3,223,860
                                                                                            ------------

Warrants -- 0.4%

Issuer                                                                      Shares              Value
DTI Holdings, Inc.,
   (Telecommunications)*## .................................                 6,050          $         60
GT Group Telecom, Inc.,
   (Telecommunications)*## .................................                 1,050                45,675
ICO, Inc., (Energy)* .......................................               375,000               225,000
Jazztel PLC, (Telecommunications)*## .......................                   810                27,572
Knology, Inc., (Telecommunications)*## .....................                   500                 1,000
Loral Orion Network Systems, Inc.,
   (Telecommunications)* ...................................                 1,000                 3,000
Loral Orion Network Systems, Inc.,
   (Telecommunications)* ...................................                 1,100                 5,500
McCaw International Ltd.,
   (Telecommunications)*## .................................                   700                 1,750
Metronet Communications Corp.,
   (Telecommunications)*## .................................                   600                42,000
Motient Corp., (Telecommunications)*## .....................                   600                 6,000
Ono Finance PLC, (Media)* ..................................                 1,225                73,500
Pathmark Stores, Inc., (Supermarkets)* .....................                   881                 4,240
Renaissance Cosmetics, Inc.,
    Goods and Services)* ...................................                   788                     0
XM Satellite Radio, Inc., (Media)* .........................                   425                14,875
                                                                                            ------------
      Total Warrants (Identified Cost, $399,473) .................................          $    450,172
                                                                                            ------------

                                                                       Principal Amount
                                                                         (000 Omitted)
Short-Term Obligations -- 0.5%
Goldman Sachs Group LP, due 1/09/01 ........................                $  399          $    398,419
Old Line Funding Corp., due 1/10/01 ........................                   251               250,574
                                                                                            ------------
      Total Short-Term Obligations, at Amortized Cost ............................          $    648,993
                                                                                            ------------
Repurchase Agreements -- 6.8%
Goldman Sachs, dated 12/31/00,
   due 1/2/01, total to be received
   $8,115,812 (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded account) ................                $8,110          $  8,110,000
Merrill Lynch, dated 12/31/00,
   due 1/2/01, total to be received
   $6,004 (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded account) ................                     6                 6,000
                                                                                            ------------
      Total Repurchase Agreements, at Cost .......................................          $  8,116,000
                                                                                            ------------
      Total Investments (Identified Cost, $145,634,231) ..........................          $116,790,611
                                                                                            ------------
Other Assets,
   Less Liabilities -- 2.1% ......................................................             2,534,220
                                                                                            ------------
      Net Assets -- 100.0% .......................................................          $119,324,831
                                                                                            ============

           See portfolio footnotes and notes to financial statements.


                                                                         15-HYVA

Portfolio of Investments -- December 31, 2000

Managed Sectors Variable Account

Stocks -- 94.3%

Issuer                                                                     Shares               Value
Auto and Housing -- 0.2%
D.R.Horton, Inc. ...........................................                10,700          $    261,481
Toll Brothers, Inc.* .......................................                 3,600               147,150
                                                                                            ------------
                                                                                            $    408,631
                                                                                            ------------
Basic Materials -- 1.9%
Ecolab, Inc. ...............................................                11,400          $    492,337
Minnesota Mining & Manufacturing Co. .......................                13,300             1,602,650
Phelps Dodge Corp. .........................................                 5,100               284,644
Potash Corporation of Saskatchewan,
   Inc. (Canada) ...........................................                 5,000               391,563
Sigma-Aldrich Corp. ........................................                 5,500               216,219
Stillwater Mining Co.* .....................................                 9,400               369,890
                                                                                            ------------
                                                                                            $  3,357,303
                                                                                            ------------
Consumer Staples -- 9.6%
Anheuser-Busch Cos., Inc. ..................................                21,900          $    996,450
Archer-Daniels-Midland Co. .................................                36,400               546,000
Coca-Cola Enterprises, Inc. ................................                34,200               649,800
Conagra, Inc. ..............................................                21,400               556,400
Coors (Adolph) Co. .........................................                 7,800               626,438
Diageo PLC (United Kingdom)* ...............................               101,300             1,135,674
General Mills, Inc. ........................................                17,600               784,300
Gillette Co. ...............................................                 5,000               180,625
Heinz (H.J.) Co. ...........................................                11,200               531,300
Hershey Foods Corp. ........................................                14,500               933,437
Kimberly-Clark Corp. .......................................                12,400               876,556
PepsiCo., Inc. .............................................                15,200               753,350
Performance Food Group, Co.* ...............................                 8,100               415,252
Philip Morris Cos., Inc. ...................................                42,800             1,883,200
Procter & Gamble Co. .......................................                 1,100                86,281
Quaker Oats Co. ............................................                 8,400               817,950
Sara Lee Corp. .............................................                34,600               849,863
Sysco Corp. ................................................                38,900             1,167,000
The Pepsi Bottling Group, Inc. .............................                 9,600               383,400
Unilever N.V., NY Shares (Netherlands) .....................                27,900             1,755,956
Wrigley, (WM) Junior Co. ...................................                 8,400               804,825
                                                                                            ------------
                                                                                            $ 16,734,057
                                                                                            ------------
Energy -- 0.8%
Baker Hughes, Inc. .........................................                10,600          $    440,562
Burlington Resources, Inc. .................................                12,300               621,150
EOG Resources, Inc. ........................................                 4,000               218,750
Noble Drilling Corp.* ......................................                 2,500               108,594
                                                                                            ------------
                                                                                            $  1,389,056
                                                                                            ------------
Financial Services -- 23.5%
Ace Ltd. (Bermuda) .........................................                23,900          $  1,014,256
AFLAC, Inc. ................................................                39,600             2,858,625
Allstate Corp. .............................................                16,300               710,069
American International Group, Inc. .........................                38,900             3,834,081
BB&T Corp. .................................................                23,700               884,306
Bear Stearns Cos., Inc. ....................................                   400                20,275
Capital One Financial Corp. ................................                   200                13,163
Charter One Financial, Inc. ................................                12,800               369,600
Chubb Corp. ................................................                10,400               899,600
CIGNA Corp. ................................................                 5,600               740,880
Citigroup, Inc. ............................................                32,866             1,678,220
Comerica, Inc. .............................................                16,600               985,625
Everest Reinsurance Group Ltd. .............................                 1,400               100,275
Federal National Mortgage Assn. ............................                36,000             3,123,000
Fifth Third Bancorp ........................................                 9,100               543,725
Federal Home Loan Mortgage Corp. ...........................                41,600             2,865,200
Gallagher (Arthur J.) & Co. ................................                21,200             1,348,850
Golden State Bancorp, Inc. .................................                 8,200               257,788
Golden West Financial Corp. ................................                33,200             2,241,000
Goldman Sachs Group, Inc. ..................................                   200                21,388
Hartford Financial Services Group, Inc. ....................                 3,600               254,250
Household International, Inc. ..............................                10,500               577,500
ING Groep N.V. (Netherlands)* ..............................                 4,500               359,467
John Hancock Financial Services, Inc. ......................                 7,300               274,663
Lehman Brothers Holdings, Inc. .............................                   400                27,050
Mellon Financial Corp. .....................................                25,500             1,254,281
Merrill Lynch & Co., Inc. ..................................                15,000             1,022,813
Morgan Stanley Dean Witter & Co. ...........................                   100                 7,925
National City Corp. ........................................                17,900               514,625
Northern Trust Corp. .......................................                11,700               954,281
Partner Re Holding .........................................                 1,700               103,700
PNC Financial Services Group Co. ...........................                20,400             1,490,475
Renaissancere Holdings .....................................                 2,300               180,119
Southtrust Corp. ...........................................                 7,500               305,156
St. Paul Cos., Inc. ........................................                23,400             1,270,912
State Street Corp. .........................................                   900               111,789
Synovus Financial Corp. ....................................                26,800               721,925
UnumProvident Corp. ........................................                21,400               575,125
USA Education, Inc. ........................................                19,900             1,353,200
Washington Mutual, Inc. ....................................                33,700             1,788,206
Wells Fargo Co. ............................................                22,700             1,264,106
Xl Capital Ltd. (Bermuda) ..................................                20,700             1,808,662
                                                                                            ------------
                                                                                            $ 40,730,156
                                                                                            ------------
Healthcare -- 25.8%
Abbott Laboratories, Inc. ..................................                22,700          $  1,099,531
Abgenix, Inc.* .............................................                 7,700               454,781
Albany Molecular Research, Inc.* ...........................                   300                18,488
Allergan, Inc. .............................................                15,300             1,481,231
Alza Corp.* ................................................                55,100             2,341,750
American Home Products Corp. ...............................                 4,900               311,395
AmeriSource Health Corp., "A"* .............................                 5,600               282,800
Andrx Group* ...............................................                20,400             1,180,650
Applera Corp. -- Applied
   Biosystems Group ........................................                29,200             2,746,625
Biomet, Inc. ...............................................                 8,800               349,250
Biovail Corp. (Canada)* ....................................                23,300               904,972
Bristol-Myers Squibb Co. ...................................                31,500             2,329,031
Cardinal Health, Inc. ......................................                25,100             2,500,587
Cerner Corp.* ..............................................                 1,900                87,875
Ciphergen Biosystems, Inc.* ................................                    80                 1,060
Community Health Care* .....................................                 7,200               252,000
Davita, Inc.* ..............................................                17,800               304,825
Eli Lilly & Co. ............................................                 6,500               604,906
Forest Laboratories, Inc.* .................................                 3,200               425,200
Genentech, Inc.* ...........................................                22,000             1,793,000
HCA-The Healthcare Co. .....................................                44,300             1,949,643
Health Management Associates,
   Inc., "A"* ..............................................                12,900               267,675
Human Genome Sciences, Inc.* ...............................                 1,000                69,313
IDEC Pharmaceuticals Corp.* ................................                 1,600               303,300
Illumina Inc.* .............................................                18,550               297,959
Immunex Corp.* .............................................                22,200               901,875
Johnson & Johnson Co. ......................................                 9,000               945,562
Laboratory Corporation of
   America Holdings* .......................................                 6,100             1,073,600
McKesson HBOC, Inc. ........................................                27,000               969,030
Medarex, Inc.* .............................................                 2,000                81,500
Medtronic, Inc. ............................................                 8,900               537,338
Merck & Co., Inc. ..........................................                14,900             1,395,012
Merrill Lynch Biotech Holding Company
   Depository Receipts .....................................                   100                17,031
Millennium Pharmaceuticals, Inc.* ..........................                 3,100               191,813
Mylan Laboratories, Inc. ...................................                 3,300                83,119
Pfizer, Inc. ...............................................                53,400             2,456,400
Pharmacia Corp. ............................................                19,400             1,183,400


16-MSVA

Issuer                                                                      Shares              Value

Healthcare -- continued
Quest Diagnostics, Inc.* ...................................                13,100          $  1,860,200
Schering Plough Corp. ......................................                26,600             1,509,550
Sepracor, Inc.* ............................................                 7,600               608,950
Serono S.A., ADR (Switzerland)* ............................                66,670             1,595,913
Shire Pharmaceuticals Group PLC
   (United Kindgom)* .......................................                   200                 9,213
Specialty Laboratories, Inc.* ..............................                11,300               374,313
Stryker Corp. ..............................................                 6,100               308,599
Tenet Healthcare Corp.* ....................................                20,000               888,750
Teva Pharmaceutical Industries Ltd. ........................                40,800             2,988,600
Thermo Electron Corp.* .....................................                12,400               368,900
Waters Corp.* ..............................................                18,300             1,528,050
Watson Pharmaceuticals, Inc.* ..............................                 8,000               409,500
Wellpoint Health Networks, Inc.* ...........................                 2,000               230,500
                                                                                            ------------
                                                                                            $ 44,874,565
                                                                                            ------------
Industrial Goods and Services -- 4.0%
Boeing Co. .................................................                16,000          $  1,056,000
Caterpillar, Inc. ..........................................                16,400               775,925
Danaher Corp. ..............................................                 4,300               294,013
Deere & Co., Inc. ..........................................                 7,400               339,012
Empresa Brasileira de Aeronautica S.A.,
   ADR (Brasil) ............................................                   100                 3,975
General Dynamics Corp. .....................................                17,600             1,372,800
Leica Geosystems AG (Switzerland)* .........................                   220                67,884
United Technologies Corp. ..................................                37,800             2,972,025
                                                                                            ------------
                                                                                            $  6,881,634
                                                                                            ------------
Leisure -- 0.4%
Clear Channel Communications, Inc.* ........................                 4,100          $    198,594
New York Times Co. .........................................                 8,300               332,519
Viacom, Inc., "B"* .........................................                 1,900                88,825
                                                                                            ------------
                                                                                            $    619,938
                                                                                            ------------
Retail -- 4.2%
American Eagle Outfitters, Inc.* ...........................                 3,600          $    152,100
CVS Corp. ..................................................                27,700             1,660,269
Gap, Inc. ..................................................                 5,900               150,450
Home Depot, Inc. ...........................................                 8,700               397,481
Kroger Co.* ................................................                43,900             1,188,044
Nike, Inc., "B" ............................................                 6,000               334,875
RadioShack Corp. ...........................................                   200                 8,563
Safeway, Inc.* .............................................                36,500             2,281,250
Target Corp. ...............................................                 5,400               174,150
Wal-Mart Stores, Inc. ......................................                 8,300               440,937
Walgreen Co. ...............................................                13,600               568,650
                                                                                            ------------
                                                                                            $  7,356,769
                                                                                            ------------
Technology -- 12.8%
Agilent Technologies, Inc.* ................................                 9,900          $    542,025
Alcatel Alsthom Compagnie,
   ADR (France) ............................................                 2,500               139,844
ARM Holdings PLC, ADR
   (United Kingdom)* .......................................                   675                15,230
BEA Systems, Inc.* .........................................                 9,200               619,275
Check Point Software Technologies
   Ltd. (Israel)* ..........................................                18,700             2,497,619
CIENA Corp.* ...............................................                19,700             1,600,625
Cisco Systems, Inc.* .......................................                20,000               765,000
Computer Network Technology Corp.* .........................                 8,600               247,787
Comverse Technology, Inc.* .................................                16,500             1,792,312
Corning, Inc. ..............................................                 6,400               338,000
EMC Corp.* .................................................                37,400             2,487,100
Emulex Corp.* ..............................................                 1,200                95,925
Extreme Networks, Inc.* ....................................                 9,200               359,950
I2 Technologies, Inc.* .....................................                 1,700                92,438
L-3 Communications Holding, Inc.* ..........................                 1,600               123,200
Micron Technology, Inc.* ...................................                 8,600               305,300
Microsoft Corp.* ...........................................                 7,600               329,650
Nokia Corp., ADR (Finland) .................................                68,700             2,988,450
Nortel Networks Corp. (Canada) .............................                 5,400               173,137
Oracle Corp.* ..............................................                   700                20,344
Powerwave Technologies, Inc.* ..............................                10,400               608,400
QLogic Corp.* ..............................................                   900                69,300
QUALCOMM, Inc.* ............................................                25,800             2,120,437
RF Micro Devices, Inc.* ....................................                21,300               584,419
Sawtek, Inc.* ..............................................                 2,300               106,231
Texas Instruments, Inc. ....................................                34,800             1,648,650
VERITAS Software Corp.* ....................................                17,500             1,531,250
                                                                                            ------------
                                                                                            $ 22,201,898
                                                                                            ------------
Transportation -- 0.3%
AMR Corp.* .................................................                 9,500          $    372,281
Fedex Corp.* ...............................................                 1,800                71,928
Grupo Aeroportuario del Sureste
   S.A. de C.V., ADR (Mexico)* .............................                 7,400               123,025
                                                                                            ------------
                                                                                            $    567,234
                                                                                            ------------
Utilities -- 10.2%
AES Corp.* .................................................                53,300          $  2,951,487
American Electric Power Company, Inc. ......................                17,800               827,700
Calpine Corp.* .............................................                85,800             3,866,362
Coastal Corp. ..............................................                 9,100               803,644
Constellation Energy Group, Inc. ...........................                   200                 9,013
Dominion Resources, Inc. ...................................                16,400             1,098,800
DTE Energy Co. .............................................                10,400               404,950
Duke Energy Corp. ..........................................                16,900             1,440,725
Dynegy, Inc. ...............................................                14,500               812,906
El Paso Energy Corp. .......................................                19,800             1,418,175
Enron Corp. ................................................                 5,200               432,250
Exelon Corp. ...............................................                23,600             1,656,956
FPL Group, Inc. ............................................                 9,600               688,800
NiSource, Inc. .............................................                 8,200               252,150
Orion Power Holdings, Inc.* ................................                 4,500               110,813
Public Service Enterprise Group ............................                10,000               486,250
Reliant Energy, Inc. .......................................                 9,200               398,475
Southern Co. ...............................................                   600                19,950
Southern Energy, Inc.* .....................................                   800                22,650
Transocean Sedco Forex, Inc. ...............................                 1,900                87,400
                                                                                            ------------
                                                                                            $ 17,789,456
                                                                                            ------------
Other -- 0.6%
Automatic Data Processing, Inc. ............................                 1,700          $    107,631
Cintas Corp. ...............................................                10,300               547,832
Tyco International Ltd. ....................................                 6,200               344,100
                                                                                            ------------
                                                                                            $    999,563
                                                                                            ------------
      Total Stocks (Identified Cost, $148,958,306) ...............................          $163,910,260
                                                                                            ------------
Warrant
Acclaim Entertainment, Inc.*,
   (Identified Cost, $0) ...................................                 3,316          $        232
                                                                                            ------------
                                                                       Principal Amount
Issuer                                                                   (000 Omitted)         Value
Short-Term Obligation -- 0.4%
Goldman Sachs Group LP, due 1/09/01,
   at Amortized Cost .......................................               $   638          $    637,072
                                                                                            ------------


                                                                         17-MSVA

Repurchase Agreements -- 7.2%

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)          Value
Goldman Sachs, dated 12/29/00,
   due 01/02/01, total to be received
   $12,432,904 (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded account) ................               $12,424          $ 12,424,000
Merrill Lynch, dated 12/29/00,
   due 01/02/01, total to be received
   $8,006 (secured by various
   U.S. Treasury and Federal
   Agency obligations in a jointly
   traded account) .........................................                     8                 8,000
                                                                                            ------------
      Total Repurchase Agreements, at Cost .......................................          $ 12,432,000
                                                                                            ------------
      Total Investments (Identified Cost, $162,027,378) ..........................          $176,979,564
                                                                                            ------------
Other Assets,
   Less Liabilities -- (1.9%) ....................................................            (3,220,420)
                                                                                            ------------
      Net Assets -- 100.0% .......................................................          $173,759,144
                                                                                            ============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 2000

Money Market Variable Account

Commercial Paper -- 100.5%

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)          Value
AES Hawaii, Inc. (Bank of America),
   due 2/16/01 .............................................                $2,000          $ 1,983,568
Alpine Securitization Corp., due 1/16/01 ...................                 2,000            1,994,517
Archer Daniels Midland Co., due 4/06/01 ....................                 1,000              983,032
Associates Corp. of North America,
   due 1/02/01 - 2/05/01 ...................................                 3,726            3,717,896
BankAmerica Corp., due 4/26/01 .............................                 2,500            2,448,809
Campbell Soup Co., due 1/24/01 .............................                 4,500            4,481,312
Caterpillar Financial Services N V,
   due 1/26/01 .............................................                   945              940,748
Dresdner US Finance, due 1/24/01 ...........................                 3,000            2,987,542
Florida Power & Light Co., due 1/25/01 .....................                 1,335            1,329,171
Ford Motor Credit Corp.,
   due 1/18/01 - 1/25/01 ...................................                 4,854            4,838,590
Gannett, Inc., due 1/29/01 .................................                 4,000            3,979,684
General Electric Capital Corp.,
   due 2/02/01 .............................................                 4,500            4,473,960
General Motors Acceptance Corp.,
   due 2/01/01 .............................................                 4,500            4,474,851
Goldman Sachs Group LP,
   due 2/16/01 - 4/05/01 ...................................                 4,900            4,833,929
Halliburton Co., due 2/20/01 ...............................                 4,780            4,736,980
Heinz (H.J.) Co., due 2/13/01 ..............................                 3,000            2,976,816
ING America Insurance Holdings,
   due 2/06/01 - 2/08/01 ...................................                 4,900            4,867,916
McGraw Hill, Inc., due 6/13/01 .............................                 3,950            3,840,009
Merrill Lynch & Co., Inc., due 1/17/01 .....................                 3,000            2,991,280
Morgan (J.P.) & Co., Inc., due 3/14/01 .....................                 3,505            3,460,416
Motorola, Inc., due 3/08/01 - 3/16/01 ......................                 3,820            3,772,352
National Australia Funding Delaware, Inc.,
   due 1/02/01 .............................................                 1,000              999,816
Old Line Funding Corp., due
   1/10/01 - 1/12/01 .......................................                 3,831            3,823,921
SBC Communications, Inc.,
   due 1/02/01 .............................................                 1,285            1,284,773
Societe Generale, due 5/30/01 ..............................                 4,500            4,383,594
Svenska Handelsbanken, Inc.,
   due 1/31/01 - 2/08/01 ...................................                 4,900            4,869,929
Teco Finance, Inc., due 1/19/01 ............................                 4,000            3,986,800
Verizon Global Funding, due 1/19/01 ........................                 2,500            2,491,837
Wachovia Corp., due 4/03/01 ................................                 1,500            1,475,352
                                                                                            -----------
      Total Investments, at Amortized Cost and Value .............................          $93,429,400
                                                                                            -----------
Other Assets,
   Less Liabilities -- (0.5%) ....................................................             (424,600)
                                                                                            -----------
    Net Assets -- 100.0% .........................................................          $93,004,800
                                                                                            ===========

           See portfolio footnotes and notes to financial statements.


18-MMVA

Portfolio of Investments -- December 31, 2000

Total Return Variable Account

Stocks -- 59.5%

Issuer                                                                      Shares              Value
U.S. Stocks -- 53.0%
Aerospace -- 2.0%
Boeing Co. .................................................                27,020          $  1,783,320
Honeywell International, Inc. ..............................                 5,000               236,562
United Technologies Corp. ..................................                40,400             3,176,450
                                                                                            ------------
                                                                                            $  5,196,332
                                                                                            ------------
Automotive -- 0.8%
Delphi Automotive Systems Corp. ............................                77,000          $    866,250
Ford Motor Co.* ............................................                30,432               713,250
Visteon Corp.* .............................................                36,590               420,785
                                                                                            ------------
                                                                                            $  2,000,285
                                                                                            ------------
Banks and Credit Companies -- 3.0%
Bank America Corp. .........................................                46,220          $  2,120,342
Chase Manhattan Corp. ......................................                46,320             2,104,665
PNC Financial Services Group Co. ...........................                42,130             3,078,123
U.S. Bancorp ...............................................                12,500               364,844
                                                                                            ------------
                                                                                            $  7,667,974
                                                                                            ------------
Biotechnology -- 1.1%
Abbott Laboratories, Inc. ..................................                20,800          $  1,007,500
Pharmacia Corp. ............................................                28,809             1,757,349
                                                                                            ------------
                                                                                            $  2,764,849
                                                                                            ------------
Business Machines -- 0.8%
International Business Machines Corp. ......................                15,400          $  1,309,000
Texas Instruments, Inc. ....................................                17,100               810,112
                                                                                            ------------
                                                                                            $  2,119,112
                                                                                            ------------
Business Services
United Parcel Service, Inc. ................................                   890          $     52,343
                                                                                            ------------
Cellular Telephones -- 0.9%
Motorola, Inc. .............................................                29,900          $    605,475
Telephone & Data Systems, Inc. .............................                19,900             1,791,000
                                                                                            ------------
                                                                                            $  2,396,475
                                                                                            ------------
Chemicals -- 1.1%
Air Products & Chemicals, Inc. .............................                 5,800          $    237,800
Rohm & Haas Co. ............................................                73,980             2,686,399
                                                                                            ------------
                                                                                            $  2,924,199
                                                                                            ------------
Computer Hardware -- Systems -- 0.4%
Compaq Computer Corp. ......................................                59,110          $    889,606
                                                                                            ------------
Computer Software -- Personal
   Computers -- 0.9%
Microsoft Corp.* ...........................................                53,880          $  2,337,045
                                                                                            ------------
Consumer Goods and Services -- 0.7%
Fortune Brands, Inc. .......................................                49,680          $  1,490,400
Kimberly-Clark Corp. .......................................                 4,000               282,760
                                                                                            ------------
                                                                                            $  1,773,160
                                                                                            ------------
Containers -- 0.3%
Owens Illinois, Inc.* ......................................               151,800          $    863,363
                                                                                            ------------
Electronics -- 0.2%
Intel Corp. ................................................                13,000          $    390,813
                                                                                            ------------
Energy -- 1.1%
Devon Energy Corp. .........................................                45,870          $  2,796,694
                                                                                            ------------
Entertainment -- 1.9%
Harrah's Entertainment, Inc.* ..............................                77,420          $  2,041,952
Infinity Broadcasting Corp., "A"* ..........................                26,040               727,493
Time Warner, Inc. ..........................................                 4,500               235,080
Viacom, Inc., "B"* .........................................                37,755             1,765,046
                                                                                            ------------
                                                                                            $  4,769,571
                                                                                            ------------
Financial Institutions -- 2.5%
Citigroup, Inc. ............................................                10,666          $    544,633
Freddie Mac ................................................                57,260             3,943,782
Goldman Sachs Group, Inc. ..................................                 5,000               534,688
Merrill Lynch & Co., Inc. ..................................                 2,700               184,106
Morgan Stanley Dean Witter & Co. ...........................                16,400             1,299,700
                                                                                            ------------
                                                                                            $  6,506,909
                                                                                            ------------
Financial Services -- 0.4%
Mellon Financial Corp. .....................................                23,000          $  1,131,313
                                                                                            ------------
Food and Beverage Products -- 0.9%
Archer-Daniels-Midland Co. .................................                27,626          $    414,390
General Mills, Inc. ........................................                11,200               499,100
McCormick & Co., Inc. ......................................                 4,000               144,250
Quaker Oats Co. ............................................                13,700             1,334,037
                                                                                            ------------
                                                                                            $  2,391,777
                                                                                            ------------
Healthcare -- 0.6%
HCA-The Healthcare Co. .....................................                32,700          $  1,439,127
Community Health Care* .....................................                 2,200                77,000
                                                                                            ------------
                                                                                            $  1,516,127
                                                                                            ------------
Insurance -- 5.5%
Allstate Corp. .............................................                26,000          $  1,132,625
American General Corp. .....................................                 6,300               513,450
American International Group, Inc. .........................                 1,287               126,850
CIGNA Corp. ................................................                12,340             1,632,582
Hartford Financial Services Group, Inc. ....................                43,610             3,079,956
Jefferson Pilot Corp. ......................................                13,850             1,035,288
Lincoln National Corp. .....................................                23,400             1,107,112
MetLife, Inc.* .............................................                 4,240               148,400
Nationwide Financial Services, Inc., "A" ...................                29,520             1,402,200
Safeco Corp. ...............................................                16,450               540,794
St. Paul Cos., Inc. ........................................                64,880             3,523,795
                                                                                            ------------
                                                                                            $ 14,243,052
                                                                                            ------------
Machinery -- 2.6%
Deere & Co., Inc. ..........................................                65,490          $  3,000,261
Ingersoll Rand Co. .........................................                35,800             1,499,125
W.W. Grainger, Inc. ........................................                60,300             2,200,950
                                                                                            ------------
                                                                                            $  6,700,336
                                                                                            ------------
Medical and Health Products -- 1.0%
American Home Products Corp. ...............................                31,900          $  2,027,245
Baxter International, Inc. .................................                 1,700               150,131
Bristol-Myers Squibb Co. ...................................                 5,900               436,231
                                                                                            ------------
                                                                                            $  2,613,607
                                                                                            ------------
Metals and Minerals -- 1.4%
Alcoa, Inc. ................................................                49,600          $  1,661,600
Phelps Dodge Corp. .........................................                36,100             2,014,831
                                                                                            ------------
                                                                                            $  3,676,431
                                                                                            ------------
Oil Services -- 2.7%
Cooper Cameron Corp.* ......................................                28,320          $  1,870,890
Halliburton Co. ............................................                15,000               543,750
Kerr McGee Corp. ...........................................                11,660               780,491
Noble Drilling Corp.* ......................................                51,190             2,223,566
Schlumberger Ltd. ..........................................                18,600             1,486,837
                                                                                            ------------
                                                                                            $  6,905,534
                                                                                            ------------
Oils -- 4.2%
Apache Corp. ...............................................                20,300          $  1,422,269
Coastal Corp. ..............................................                26,900             2,375,606
Conoco, Inc., "A" ..........................................                15,300               437,963
Exxon Mobil Corp. ..........................................                35,666             3,100,713
Occidental Petroleum Corp. .................................               101,990             2,473,257
Transocean Sedco Forex, Inc. ...............................                21,900             1,007,400
                                                                                            ------------
                                                                                            $ 10,817,208
                                                                                            ------------
Printing and Publishing -- 0.9%
Gannett Co., Inc. ..........................................                22,300          $  1,406,294
New York Times Co. .........................................                22,500               901,406
                                                                                            ------------
                                                                                            $  2,307,700
                                                                                            ------------


                                                                         19-TRVA

Issuer                                                                      Shares              Value
Railroads -- 0.6%
Burlington Northern Santa Fe Railway Co. ...................                56,560          $  1,601,355
                                                                                            ------------
Real Estate Investment Trusts -- 0.4%
Equity Residential Properties Trust ........................                16,700          $    923,719
                                                                                            ------------
Restaurants and Lodging -- 0.3%
MGM Mirage, Inc.* ..........................................                27,120          $    764,445
                                                                                            ------------
Retail -- 1.5%
Costco Wholesale Corp.* ....................................                14,300          $    571,106
Gap, Inc. ..................................................                40,600             1,035,300
Home Depot, Inc. ...........................................                14,700               671,606
Office Depot, Inc.* ........................................                46,960               334,590
Wal-Mart Stores, Inc. ......................................                21,100             1,120,938
                                                                                            ------------
                                                                                            $  3,733,540
                                                                                            ------------
Supermarkets -- 2.2%
Kroger Co.* ................................................               111,790          $  3,025,317
Safeway, Inc.* .............................................                40,610             2,538,125
                                                                                            ------------
                                                                                            $  5,563,442
                                                                                            ------------
Telecommunications -- 4.3%
Alltel Corp. ...............................................                46,500          $  2,903,344
AT&T Corp. .................................................                14,701               254,511
CenturyTel, Inc. ...........................................                15,900               568,425
Lucent Technologies, Inc. ..................................                 7,700               103,950
SBC Communications, Inc. ...................................                54,104             2,583,466
Sprint Corp. ...............................................                38,200               775,937
Verizon Communications .....................................                79,006             3,960,176
                                                                                            ------------
                                                                                            $ 11,149,809
                                                                                            ------------
Telecommunications and Cable -- 0.8%
Comcast Corp., "A"* ........................................                47,530          $  1,984,378
                                                                                            ------------
Utilities -- Electric -- 3.8%
CMS Energy Corp. ...........................................                 2,700          $     85,556
Dominion Resources, Inc. ...................................                33,500             2,244,500
Duke Energy Corp. ..........................................                11,000               937,750
Exelon Corp. ...............................................                13,300               933,793
NiSource, Inc. .............................................               122,603             3,770,042
Pinnacle West Capital Corp. ................................                18,500               881,063
Progress Energy, Inc. ......................................                20,700             1,018,181
                                                                                            ------------
                                                                                            $  9,870,885
                                                                                            ------------
Utilities -- Gas -- 1.2%
National Fuel Gas Co. ......................................                36,100          $  2,272,044
WGL Holdings, Inc. .........................................                 3,400               103,488
Williams Cos., Inc. ........................................                16,600               662,962
                                                                                            ------------
                                                                                            $  3,038,494
                                                                                            ------------
      Total U.S. Stocks ..........................................................          $136,381,882
                                                                                            ------------
Foreign Stocks -- 6.5%
Canada -- 0.2%
Nortel Networks Corp.
   (Telecommunications) ....................................                15,000          $    480,937
                                                                                            ------------
Netherlands -- 3.4%
Akzo Nobel N.V. (Chemicals) ................................                76,880          $  4,128,847
ING Groep N.V. (Financial Services)* .......................                14,864             1,187,361
Royal Dutch Petroleum Co., ADR (Oils) ......................                58,500             3,542,906
                                                                                            ------------
                                                                                            $  8,859,114
                                                                                            ------------
Switzerland -- 1.4%
Nestle S.A. (Food and Beverage
   Products) ...............................................                   724          $  1,688,916
Novartis AG (Medical and Health
   Products) ...............................................                 1,025             1,812,284
                                                                                            ------------
                                                                                            $  3,501,200
                                                                                            ------------
United Kingdom -- 1.5%
BP Amoco PLC, ADR (Oils) ...................................                21,370          $  1,023,089
Diageo PLC (Food and Beverage
   Products)* ..............................................               156,765             1,757,492
HSBC Holdings PLC (Banks and
   Credit Cos.)* ...........................................                70,819             1,042,723
                                                                                            ------------
                                                                                            $  3,823,304
                                                                                            ------------
      Total Foreign Stocks .......................................................          $ 16,664,555
                                                                                            ------------
      Total Stocks (Identified Cost, $131,507,779) ...............................          $153,046,437
                                                                                            ------------

                                                                       Principal Amount
                                                                        (000 Omitted)
Bonds -- 37.0%
U.S. Bonds -- 20.3%
Aerospace -- 0.1%
Boeing Capital Corp., 7.375s, 2010 .........................              $    315          $    339,028
                                                                                            ------------
Airlines -- 0.5%
Jet Equipment Trust, 9.41s, 2010## .........................              $    321          $    357,038
Jet Equipment Trust, 8.64s, 2012## .........................                   216               225,790
Jet Equipment Trust, 11.44s, 2014## ........................                   300               335,184
Jet Equipment Trust, 10.69s, 2015## ........................                   250               274,392
                                                                                            ------------
                                                                                            $  1,192,404
                                                                                            ------------
Automotive -- 0.6%
Ford Motor Credit Co., 7.6s, 2005 ..........................              $    195          $    200,554
Ford Motor Credit Co., 7.375s, 2009 ........................                   241               240,393
General Motors Acceptance Corp.,
   7.5s, 2005 ..............................................                   866               890,906
General Motors Corp., 9.4s, 2021 ...........................                   187               216,933
                                                                                            ------------
                                                                                            $  1,548,786
                                                                                            ------------
Banks and Credit Companies -- 1.0%
BCH Cayman Island Ltd., 7.7s, 2006 .........................              $    364          $    378,797
Beaver Valley Funding Corp. II, 9s, 2017 ...................                    48                51,748
Capital One Financial Corp., 7.25s, 2003 ...................                   400               385,348
Colonial Capital II, 8.92s, 2027 ...........................                   235               203,875
Midamerican Funding LLC, 5.85s, 2001 .......................                   455               454,190
Midamerican Funding LLC, 6.927s, 2029 ......................                   546               492,786
Midland Cogeneration Venture Corp.,
   10.33s, 2002 ............................................                   205               207,651
Midland Funding Corp., 10.33s, 2002 ........................                    29                29,248
Socgen Real Estate Co., 7.64s, 2049## ......................                   170               164,997
State Street Corp., 7.65s, 2010 ............................                   127               135,687
                                                                                            ------------
                                                                                            $  2,504,327
                                                                                            ------------
Conglomerates -- 0.2%
News America Holdings, Inc.,
   6.625s, 2008 ............................................              $    324          $    306,021
News America Holdings, Inc.,
   7.3s, 2028 ..............................................                    51                41,097
News America Holdings, Inc.,
   6.703s, 2034 ............................................                   215               211,268
                                                                                            ------------
                                                                                            $    558,386
                                                                                            ------------
Corporate Asset Backed -- 4.0%
American Airlines Pass-Through Trust,
   6.855s, 2009 ............................................              $    214          $    217,655
Banamex Credit Card Merchant Voucher,
   6.25s, 2003## ...........................................                   318               317,825
BCF LLC, 7.75s, 2026## .....................................                    92                60,410
Bear Stearns Commercial Mortgage
   Securities, Inc., 6.8s, 2008 ............................                   477               487,644
Beneficial Home Equity Loan Trust,
   6.735s, 2037 ............................................                   773               770,613
Chase Commercial Mortgage Securities
   Corp., 6.39s, 2008 ......................................                   369               370,392
Chase Commercial Mortgage Securities
   Corp., 7.543s, 2009 .....................................                   138               145,643


20-TRVA

                                                                       Principal Amount
Issuer                                                                   (000 Omitted)          Value
Corporate Asset Backed -- continued
Commerce 2000, 6.84s, 2011 .................................                $  444          $    444,000
Commerce 2000, 7.01s, 2011## ...............................                   256               256,114
Commercial Mortgage Acceptance Corp.,
   5.44s, 2013## ...........................................                   350               238,848
Contimorgage Home Equity,
   6.13s, 2013 .............................................                    92                91,136
Continental Airlines Pass-Through Trust,
   Inc., 9.5s, 2013 ........................................                   130               141,650
Continental Airlines Pass-Through Trust,
   Inc., 6.648s, 2017 ......................................                   753               743,672
Criimi Mae Commercial Mortgage Trust,
   7s, 2011 ................................................                   320               305,750
Criimi Mae Corp., 6.701s, 2008## ...........................                   190               184,656
CWMBS, Inc. Pass-Through Trust,
   8s, 2030 ................................................                   756               778,261
GS Mortgage Securities Corp. II,
   6.06s, 2030 .............................................                   720               717,126
Northwest Airlines, Inc., 6.81s, 2020 ......................                   133               128,389
Residential Accredit Loans, Inc.,
   6.75s, 2028 .............................................                 1,015               997,237
Residential Accredit Loans, Inc.,
   7s, 2028 ................................................                   500               495,268
Summit Acceptance Auto Investment
   LLC, 7.51s, 2007## ......................................                   200               206,313
Time Warner Pass-Through Asset Trust,
   6.1s, 2001## ............................................                 2,169             2,159,109
                                                                                            ------------
                                                                                            $ 10,257,711
                                                                                            ------------
Electrical Equipment -- 0.2%
American Tower Corp., 5s, 2010 .............................                $   90          $     82,350
American Tower Corp., 5s, 2010## ...........................                   480               436,200
                                                                                            ------------
                                                                                            $    518,550
                                                                                            ------------
Entertainment -- 0.5%
Hearst Argyle Television, Inc., 7.5s, 2027 .................                $  268          $    230,777
Time Warner, Inc., 10.15s, 2012 ............................                   809               990,669
Time Warner, Inc., 6.875s, 2018 ............................                   188               178,775
                                                                                            ------------
                                                                                            $  1,400,221
                                                                                            ------------
Finance -- 0.1%
Countrywide Funding Corp., 6.25s, 2009 .....................                $  300          $    281,310
                                                                                            ------------
Financial Institutions -- 1.7%
Associates Corp., 5.5s, 2004 ...............................                $  515          $    501,553
AT&T Capital Corp., 6.25s, 2001 ............................                   189               188,558
FleetBoston Financial Corp.,
   7.25s, 2005 .............................................                   263               270,453
General Motors Acceptance Corp.,
   6.75s, 2002 .............................................                   544               547,291
General Motors Acceptance Corp.,
   5.95s, 2003 .............................................                   310               305,246
Goldman Sachs Group LP, 5.9s, 2003## .......................                   590               583,498
GS Escrow Corp., 6.75s, 2001 ...............................                 1,030             1,022,517
Salton Sea Funding Corp., 7.84s, 2010 ......................                   400               401,988
Salton Sea Funding Corp., 8.3s, 2011 .......................                   102               104,706
Sunamerica Institutional, 5.75s, 2009 ......................                   441               418,280
                                                                                            ------------
                                                                                            $  4,344,090
                                                                                            ------------
Financial Services -- 3.1%
AIG Sunamerica Global Financing II,
   7.6s, 2005## ............................................                $  444          $    468,908
AIG Sunamerica, 7.4s, 2003## ...............................                   602               619,311
Citigroup, Inc., 7.25s, 2010 ...............................                   980             1,013,604
Deere (John) Capital Corp., 7s, 2002 .......................                   273               276,909
General Electric Capital Corp.,
   7.5s, 2005 ..............................................                   536               568,771
General Electric Capital Corp.,
   8.7s, 2007 ..............................................                   110               123,896
General Electric Capital Corp.,
   8.75s, 2007 .............................................                   130               147,937
General Electric Capital Corp.,
   8.85s, 2007 .............................................                   199               226,920
General Electric Capital Corp.,
   7.375s, 2010 ............................................                   377               407,006
Lehman Brothers Holdings, 7.75s, 2005 ......................                   802               830,503
Morgan (JP) Commercial Mortgage
   Finance Corp., 6.613s, 2030 .............................                   175               177,111
Morgan Stanley Dean Witter, 7.75s, 2005 ....................                   291               306,205
Nisource Finance Corp., 7.875s, 2010## .....................                   977             1,021,903
Sprint Capital Corp., 6.5s, 2001 ...........................                   751               750,752
Sprint Capital Corp., 5.875s, 2004 .........................                   994               954,529
                                                                                            ------------
                                                                                            $  7,894,265
                                                                                            ------------
Food and Beverage Products
Nabisco, Inc., 6.375s, 2035 ................................                $   90          $     87,294
                                                                                            ------------
Forest and Paper Products -- 0.4%
Georgia-Pacific Corp., 9.875s, 2021 ........................                $1,150          $  1,022,476
                                                                                            ------------
Housing -- 0.1%
Residential Funding Mortgage Securities,
   Inc., 7.66s, 2012 .......................................                $  150          $    154,094
                                                                                            ------------
Insurance -- 0.6%
Aflac, Inc., 6.5s, 2009 ....................................                $1,053          $  1,014,334
Atlantic Mutual Insurance Co.,
   8.15s, 2028## ...........................................                   620               447,429
                                                                                            ------------
                                                                                            $  1,461,763
                                                                                            ------------
Media -- 0.3%
Chancellor Media Corp., 8.125s, 2007 .......................                $  390          $    392,437
CSC Holdings, Inc., 8.125s, 2009 ...........................                   346               347,894
                                                                                            ------------
                                                                                            $    740,331
                                                                                            ------------
Medical and Health Products -- 0.2%
The Healthcare Co., 8.75s, 2010 ............................                $  371          $    390,478
                                                                                            ------------
Medical and Health Technology
   and Services
Tenet Healthcare Corp., 8s, 2005 ...........................                $  130          $    131,625
                                                                                            ------------
Oil Services -- 0.3%
Phillips Petroleum Co., 8.5s, 2005 .........................                $  279          $    301,836
Ultramar Diamond Shamrock Corp.,
   7.2s, 2017 ..............................................                   395               380,381
                                                                                            ------------
                                                                                            $    682,217
                                                                                            ------------
Oils -- 0.2%
Alberta Energy Ltd., 7.65s, 2010 ...........................                $  258          $    272,187
Alberta Energy Ltd., 8.125s, 2030 ..........................                   192               204,922
Occidental Petroleum Corp., 6.4s, 2003 .....................                    54                54,055
                                                                                            ------------
                                                                                            $    531,164
                                                                                            ------------
Railroads -- 0.3%
Union Pacific Corp., 5.78s, 2001 ...........................                $  442          $    438,574
Union Pacific Corp., 6.34s, 2003 ...........................                   365               363,949
                                                                                            ------------
                                                                                            $    802,523
                                                                                            ------------
Real Estate -- 0.2%
EOP Operating Ltd., 7.75s, 2007 ............................                $  467          $    478,768
EOP Operating Ltd., 8.1s, 2010 .............................                   151               158,549
                                                                                            ------------
                                                                                            $    637,317
                                                                                            ------------
Restaurants and Lodging -- 0.3%
MGM Mirage, Inc., 8.5s, 2010 ...............................                $  764          $    784,521
                                                                                            ------------
Telecommunications -- 0.9%
Cox Communications, Inc., 7.75s, 2010 ......................                $  247          $    255,692
Qwest Corp., 7.625s, 2003 ..................................                   429               436,245
TCI Communications Financing III,
   9.65s, 2027 .............................................                 1,143             1,234,429


                                                                         21-TRVA

                                                                       Principal Amount
Issuer                                                                   (000 Omitted)         Value
Telecommunications -- continued
Telecomunicaciones de Puerto Rico, Inc.,
   6.65s, 2006 .............................................                $  270          $    263,328
                                                                                            ------------
                                                                                            $  2,189,694
                                                                                            ------------
Telecommunications and Cable -- 0.1%
Belo Ah Corp., 7.25s, 2027 .................................                $  114          $     93,808
Belo Ah Corp., 7.75s, 2027 .................................                   226               197,409
                                                                                            ------------
                                                                                            $    291,217
                                                                                            ------------
Telecom -- Wire Line -- 0.3%
Liberty Media Corp., 8.25s, 2030 ...........................                $   25          $     22,809
Qwest Capital Funding, Inc.,
   7.75s, 2006## ...........................................                   776               808,452
                                                                                            ------------
                                                                                            $    831,261
                                                                                            ------------
Utilities -- Electric -- 3.2%
CalEnergy Co., Inc., 7.23s, 2005 ...........................                $    5          $      5,097
Cleveland Electric Illuminating Co.,
   7.88s, 2017 .............................................                   427               435,561
Cleveland Electric Illuminating Co.,
   9s, 2023 ................................................                   321               336,312
CMS Energy Corp., 8s, 2011 .................................                   330               328,956
Commonwealth Edison Co., 8.5s, 2022 ........................                   323               337,332
Connecticut Light & Power Co.,
   7.875s, 2001 ............................................                    56                56,273
Connecticut Light & Power Co.,
   8.59s, 2003 .............................................                   600               609,438
Connecticut Light & Power Co.,
   7.875s, 2024 ............................................                   500               502,500
Dominion Resources, Inc., 8.125s, 2010 .....................                   284               306,979
Entergy Mississippi, Inc., 6.2s, 2004 ......................                   256               248,896
GGIB Funding Corp., 7.43s, 2011 ............................                   162               162,896
Gulf States Utilities Co., 8.25s, 2004 .....................                   128               134,067
Illinois Power Special Purpose Trust,
   5.26s, 2003 .............................................                    88                87,805
Niagara Mohawk Power Corp.,
   7.25s, 2002 .............................................                   333               335,076
Niagara Mohawk Power Corp.,
   7.75s, 2006 .............................................                   782               820,005
Niagara Mohawk Power Corp.,
   8.77s, 2018 .............................................                   590               621,064
North Atlantic Energy, 9.05s, 2002 .........................                   112               113,575
Northeast Utilities, 8.58s, 2006 ...........................                   284               287,732
NRG Energy South Central, 8.962s,
   2016## ..................................................                   273               289,535
NRG Energy, Inc., 8.7s, 2005## .............................                   190               196,415
PNPP II Funding Corp., 9.12s, 2016 .........................                   182               196,882
PP&L, Inc., 6.125s, 2001 ...................................                   500               499,050
Texas Utilities Co., 5.94s, 2001 ...........................                   218               216,570
Toledo Edison Co., 7.875s, 2004 ............................                   320               332,327
TXU Eastern Funding Co., 6.15s, 2002 .......................                   165               162,697
Utilicorp United, Inc., 7s, 2004 ...........................                   152               150,200
Waterford 3 Funding Entergy Corp.,
   8.09s, 2017 .............................................                   519               529,738
                                                                                            ------------
                                                                                            $  8,302,978
                                                                                            ------------
Utilities -- Gas -- 0.9%
Coastal Corp., 6.2s, 2004 ..................................                $  699          $    692,625
Enron Corp., 7.875s, 2003 ..................................                   199               206,674
Sonat, Inc., 7.625s, 2011 ..................................                   486               506,072
Tennessee Gas Pipeline Co.,
   7.625s, 2037 ............................................                   260               258,528
Texas Gas Transmission Corp.,
   7.25s, 2027 .............................................                   400               383,955
Williams Gas Pipelines Central, Inc.,
   7.375s, 2006## ..........................................                $  163          $    168,721
                                                                                            ------------
                                                                                            $  2,216,575
                                                                                            ------------
      Total U.S. Bonds ...........................................................          $ 52,096,606
                                                                                            ------------
U.S. Federal Agencies -- 5.6%
Federal National Mortgage Assn.,
   5.722s, 2009 ............................................                $  830          $    807,131
Federal National Mortgage Assn.,
   6s, 2005 ................................................                   639               645,991
Federal National Mortgage Assn., 6.625s,
   2002 - 2009 .............................................                 4,395             4,571,557
Federal National Mortgage Assn., 7s,
   2015 - 2030 .............................................                 4,695             4,708,488
Federal National Mortgage Assn.,
   7.25s, 2010 .............................................                 1,679             1,823,293
Federal National Mortgage Assn.,
   7.5s, 2030 ..............................................                 1,878             1,905,536
                                                                                            ------------
      Total U.S. Federal Agencies ................................................          $ 14,461,996
                                                                                            ------------
U.S. Government Guaranteed -- 10.6%
Government National Mortgage Assn.,
   7s, 2028 - 2028 .........................................                $2,064          $  2,072,914
Government National Mortgage Assn.,
   7.5s, 2023 - 2026 .......................................                 2,509             2,553,877
Government National Mortgage Assn.,
   8s, 2025 - 2030 .........................................                 9,991            10,254,731
U.S. Treasury Bonds, 6.125s, 2029 ..........................                 3,039             3,305,399
U.S. Treasury Bonds, 6.25s, 2030 ...........................                   642               716,228
U.S. Treasury Notes, 4.25s, 2010 ...........................                 1,448             1,504,362
U.S. Treasury Notes, 5.75s,
   2005 - 2010 .............................................                 2,363             2,466,815
U.S. Treasury Notes, 6.375s, 2001 ..........................                   510               512,550
U.S. Treasury Notes, 6.5s, 2010 ............................                 1,001             1,095,154
U.S. Treasury Notes, 6.75s, 2005 ...........................                 1,888             2,011,305
U.S. Treasury Notes, 6.5s, 2001 ............................                   680               683,291
                                                                                            ------------
      Total U.S. Government Guaranteed ...........................................          $ 27,176,626
                                                                                            ------------
Foreign Bonds -- 0.5%
Canada -- 0.1%
Gulf Canada Resources Ltd.,
   9.25s, 2004 (Oils) ......................................                $  260          $    263,136
AT&T Canada, Inc., 0s to 2003, 9.95s to
   2008 (Telecommunications) ...............................                    94                76,875
                                                                                            ------------
                                                                                            $    340,011
                                                                                            ------------
Mexico -- 0.2%
United Mexican States, 9.875s, 2010 ........................                $  371          $    399,196
                                                                                            ------------
Netherlands -- 0.2%
Koninklijke KPN, 8.375s, 2030
   (Telecommunications)## ..................................                $  113          $    103,389
KPN NV, 8s, 2010
   (Telecommunications)## ..................................                    94                90,828
Telefonica Europe BV,
   7.35s, 2005 (Telecommunications) ........................                   344               347,529
                                                                                            ------------
                                                                                            $    541,746
                                                                                            ------------
      Total Foreign Bonds ........................................................          $  1,280,953
                                                                                            ------------
      Total Bonds (Identified Cost, $93,860,959) .................................          $ 95,016,181
                                                                                            ------------


22-TRVA

Convertible Preferred Stocks -- 0.6%

                                                                       Principal Amount
Issuer                                                                   (000 Omitted)          Value
Containers
Owens-Illinois, Inc., 4.75% ................................               $ 8,200          $    106,600
Telecommunications -- 0.3%
Cox Communications, Inc., 7.75% ............................                12,700          $    641,350
Utilities -- Electric -- 0.3%
NiSource, Inc., 7.75% ......................................                 6,700          $    363,056
TXU Corp., 9.25% ...........................................                 9,300               469,069
                                                                                            ------------
                                                                                            $    832,125
                                                                                            ------------
      Total Convertible Preferred Stocks
        (Identified Cost, $1,870,804) ............................................          $  1,580,075
                                                                                            ------------
Convertible Bonds -- 0.2%
Conglomerates -- 0.2%
Loews Corp., 3.125s, 2007
   (Identified Cost $585,762) ..............................               $   680          $    599,250
                                                                                            ------------

                                                                            Shares
Right
CVS Corp.*, (Identified Cost, $66,310) .....................                 1,000          $     99,812
                                                                                            ------------

                                                                       Principal Amount
                                                                         (000 Omitted)
Short-Term Obligation -- 0.1%
Goldman Sachs Group LP, due 1/09/01,
   at Amortized Cost .......................................               $   166          $    165,758
                                                                                            ------------

Repurchase Agreement -- 2.1%

Goldman Sachs, dated 12/29/00, due 1/2/01,
   total to be received $5,380,854 (secured
   by various U.S. Treasury and Federal
   Agency obligations in a jointly traded
   account) ................................................               $ 5,377          $  5,377,000
Merrill Lynch, dated 12/29/00, due 1/2/01,
   total to be received $4,003 (secured by
   various U.S. Treasury and Federal Agency
   obligations in a jointly traded account) ................                     4                 4,000
                                                                                            ------------
      Total Repurchase Agreements, at Cost .......................................          $  5,381,000
                                                                                            ------------
      Total Investments (Identified Cost, $233,438,372) ..........................          $255,888,513
                                                                                            ------------
Other Assets,
   Less Liabilities -- 0.5% ......................................................             1,225,905
                                                                                            ------------
      Net Assets -- 100.0% .......................................................          $257,114,418
                                                                                            ============

           See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
    * Non-income producing security.
   ** Non-income producing security-in default.
    # Payment-in-kind security.
   ## SEC Rule 144A restriction.
    + Restricted security.
   ++ Security valued by or at the direction of Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars              ESP = Spanish Pesetas
BRL = Brazilian Real                  EUR = Euro
CAD = Canadian Dollars                GBP = British Pounds
CHF = Swiss Francs                    GRD = Greek Drachma
DKK = Danish Kroner                   JPY = Japanese Yen
                                      SEK = Swedish Krona


                                                                         23-TRVA

Statements of Assets and Liabilities -- December 31, 2000
(000 Omitted)

                                                                             Capital         Global        Government       High
                                                                          Appreciation     Governments     Securities      Yield
                                                                            Variable        Variable        Variable      Variable
                                                                             Account         Account         Account       Account
                                                                             -------         -------         -------       -------
Assets:
    Investments --
        Investments cost ...........................................       $ 694,880         $12,157       $129,945       $ 145,634
        Unrealized appreciation (depreciation) .....................          (7,784)             65          2,755         (28,844)
                                                                           ---------         -------       --------       ---------
               Total investments, at value .........................       $ 687,096         $12,222       $132,700       $ 116,790

    Cash ...........................................................               3              --             28              60
    Net receivable for forward foreign currency
        exchange contracts to purchase .............................              --               3             --              --
    Receivable for investments sold ................................           3,576              --          1,387               3
    Receivable for units sold ......................................              67              --              5               1
    Interest and dividends receivable ..............................             248             177          1,291           2,650
    Receivable from sponsor ........................................              --              --             --              13
    Other assets ...................................................               8              --              2               2
                                                                           ---------         -------       --------       ---------
               Total assets ........................................       $ 690,998         $12,402       $135,413       $ 119,519
                                                                           ---------         -------       --------       ---------

Liabilities:
    Payable to custodian ...........................................       $      --         $    25       $     --       $      --
    Net payable for forward foreign currency exchange
        contracts to sell ..........................................              --              11             --              --
    Net payable for forward foreign currency exchange
        contracts closed or subject to master netting agreements ...              --              23             --              43
    Payable for investments purchased ..............................           3,326              --          2,680              --
    Payable for units surrendered ..................................             189               8             27              74
    Written options outstanding, at value
        (premiums received $28) ....................................              --              12             --              --
    Payable to affiliates --
        Investment adviser .........................................              41               1              6               7
        Sponsor ....................................................           1,207              28            300              --
    Accrued expenses and other liabilities .........................              60              39             51              70
                                                                           ---------         -------       --------       ---------
               Total liabilities ...................................       $   4,823         $   147       $  3,064       $     194
                                                                           ---------         -------       --------       ---------
               Net assets ..........................................       $ 686,175         $12,255       $132,349       $ 119,325
                                                                           =========         =======       ========       =========

                                                                                Managed         Money         Total
                                                                                Sectors        Market        Return
                                                                                Variable       Variable      Variable
                                                                                Account        Account       Account
                                                                                -------        -------       -------
Assets:
    Investments --
        Investments cost ...........................................            $162,027       $93,429       $233,438
        Unrealized appreciation (depreciation) .....................              14,952            --         22,450
                                                                                --------       -------       --------
               Total investments, at value .........................            $176,979       $93,429       $255,888

    Cash ...........................................................                  --            --             60
    Net receivable for forward foreign currency
        exchange contracts to purchase .............................                  --            --             --
    Receivable for investments sold ................................               1,366            --            295
    Receivable for units sold ......................................                  30            --             43
    Interest and dividends receivable ..............................                 114            --          1,627
    Receivable from sponsor ........................................                  --            --            668
    Other assets ...................................................                   2            21              4
                                                                                --------       -------       --------
               Total assets ........................................            $178,491       $93,450       $258,585
                                                                                --------       -------       --------

Liabilities:
    Payable to custodian ...........................................            $     --       $    --       $     --
    Net payable for forward foreign currency exchange
        contracts to sell ..........................................                  --            --             --
    Net payable for forward foreign currency exchange
        contracts closed or subject to master netting agreements ...                  --            --             --
    Payable for investments purchased ..............................               4,453            --          1,334
    Payable for units surrendered ..................................                  84           100             67
    Written options outstanding, at value
        (premiums received $28) ....................................                  --            --             --
    Payable to affiliates --
        Investment adviser .........................................                  11             4             16
        Sponsor ....................................................                 133           317             --
    Accrued expenses and other liabilities .........................                  51            24             54
                                                                                --------       -------       --------
               Total liabilities ...................................            $  4,732       $   445       $  1,471
                                                                                --------       -------       --------
               Net assets ..........................................            $173,759       $93,005       $257,114
                                                                                ========       =======       ========

                       See notes to financial statements.

(000 Omitted except for unit values)

                                                       Capital       Global     Government    High     Managed    Money      Total
                                                     Appreciation  Governments  Securities   Yield     Sectors    Market     Return
                                             Unit      Variable     Variable     Variable   Variable   Variable  Variable   Variable
                                     Unit   Value      Account      Account      Account    Account    Account   Account    Account
                                    ------ -------   ------------  -----------  ----------  --------   --------  --------   --------
Net assets applicable to contract
  owners:........................
Capital Appreciation
 Variable Account --
  Compass 2......................   5,818   $80.5779   $468,718
  Compass 3......................   1,327    53.3419     70,772
  Compass 3 - Level 2............   6,283    22.0719    138,671
Global Governments
 Variable Account --
  Compass 2......................     167   $19.3778                $ 3,235
  Compass 3......................     108    19.0073                  2,052
  Compass 3 - Level 2............     619    11.0832                  6,864
Government Securities
 Variable Account --
  Compass 2......................   3,210   $31.5206                            $101,165
  Compass 3......................     398    22.1057                               8,800
  Compass 3 - Level 2............   1,542    12.8688                              19,840
High Yield
 Variable Account --
  Compass 2......................   2,677   $29.8816                                        $ 79,991
  Compass 3......................     297    22.0432                                           6,547
  Compass 3 - Level 2............   2,619    11.7281                                          30,713
Managed Sectors
 Variable Account --
  Compass 2......................     697   $72.3135                                                   $ 50,402
  Compass 3......................     576    71.4337                                                     41,114
  Compass 3 - Level 2............   3,548    23.0135                                                     81,657
Money Market
 Variable Account --
  Compass 2......................   3,304   $19.8616                                                             $ 65,558
  Compass 3......................     468    16.3343                                                                7,629
  Compass 3 - Level 2............   1,562    12.1719                                                               19,003
Total Return
 Variable Account --
  Compass 2......................   2,240   $39.1257                                                                        $ 87,606
  Compass 3......................   1,253    38.3795                                                                          48,053
  Compass 3 - Level 2............   6,382    18.4458                                                                         117,720
    Net assets applicable to owners of                  --------    -------     --------    --------   --------  --------   --------
         deferred contracts .....................        678,161     12,151      129,805     117,251    173,173    92,190    253,379

Reserve for variable annuities --
    Compass 2 Contracts..........................          7,215         62        2,377       2,021        315       765      2,809
    Compass 3 Contracts..........................             62         36           --           3         --        --        414
    Compass 3 - Level 2 Contracts................            737          6          167          50        271        50        512
                                                        --------    -------     --------    --------   --------  --------   --------
        Net assets...............................       $686,175    $12,255     $132,349    $119,325   $173,759  $ 93,005   $257,114
                                                        ========    =======     ========    ========   ========  ========   ========

                       See notes to financial statements.

Statements of Operations -- Year Ended December 31, 2000
(000 Omitted)

                                                                             Capital         Global       Government        High
                                                                          Appreciation     Governments    Securities        Yield
                                                                            Variable        Variable       Variable       Variable
                                                                             Account         Account        Account        Account
                                                                             -------         -------        -------        -------
Net investment income:
    Income --
        Interest .......................................................   $   1,738        $   763        $ 10,205        $ 13,403
        Dividends ......................................................       6,167             --              --             112
                                                                           ---------        -------        --------        --------
            Total investment income ....................................   $   7,905        $   763        $ 10,205        $ 13,515
                                                                           ---------        -------        --------        --------
    Expenses --
        Mortality and expense risk charges .............................   $  10,394        $   156        $  1,778        $  1,518
        Management fee .................................................       5,840             96             785             915
        Boards of Managers fees ........................................          20             --               4               3
        Distribution fee ...............................................         143              4              16              13
        Administrative fee .............................................         121              2              20              18
        Custodian fee ..................................................         284             16              50              46
        Printing .......................................................          26              2              13              16
        Auditing fees ..................................................          30             37              34              38
        Legal fees .....................................................           5              4               4               5
        Miscellaneous ..................................................          17              1              --              41
                                                                           ---------        -------        --------        --------
            Total expenses .............................................   $  16,880        $   318        $  2,704        $  2,613
        Fees paid indirectly ...........................................         (69)            --              (5)            (16)
                                                                           ---------        -------        --------        --------
            Net expenses ...............................................   $  16,811        $   318        $  2,699        $  2,597
                                                                           ---------        -------        --------        --------
                Net investment income (loss) ...........................   $  (8,906)       $   445        $  7,506        $ 10,918
                                                                           ---------        -------        --------        --------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) --
        Investment transactions ........................................   $ 224,711        $  (835)       $     19        $ (2,485)
        Written option transactions ....................................          --            143              --              --
        Foreign currency transactions ..................................          26           (515)             --             109
                                                                           ---------        -------        --------        --------
            Net realized gain (loss) on investments and
                foreign currency transactions ..........................   $ 224,737        $(1,207)       $     19        $ (2,376)
                                                                           ---------        -------        --------        --------
Change in unrealized appreciation (depreciation) --
        Investments ....................................................   $(315,860)       $   715        $  6,541        $(20,091)
        Written options ................................................          --            (34)             --              --

        Translation of assets and liabilities in foreign currencies ....           2            (47)             --             (49)
                                                                           ---------        -------        --------        --------
            Net unrealized gain (loss) on investments and foreign
                currency translation ...................................   $(315,858)       $   634        $  6,541        $(20,140)
                                                                           ---------        -------        --------        --------
                Net realized and unrealized gain (loss) on
                    investments and foreign currency ...................   $ (91,121)       $  (573)       $  6,560        $(22,516)
                                                                           ---------        -------        --------        --------
                    Increase (decrease) in net assets from operations ..   $(100,027)       $  (128)       $ 14,066        $(11,598)
                                                                           =========        =======        ========        ========

                                                                               Managed        Money          Total
                                                                               Sectors       Market         Return
                                                                              Variable      Variable       Variable
                                                                               Account       Account        Account
                                                                               -------       -------        -------
Net investment income:
    Income --
        Interest .......................................................       $    908      $ 7,487       $  7,246
        Dividends ......................................................            650           --          2,960
                                                                               --------      -------       --------
            Total investment income ....................................       $  1,558      $ 7,487       $ 10,206
                                                                               --------      -------       --------
    Expenses --
        Mortality and expense risk charges .............................       $  2,695      $ 1,494       $  3,046
        Management fee .................................................          1,648          596          1,874
        Boards of Managers fees ........................................              5            3              7
        Distribution fee ...............................................             87           14             82
        Administrative fee .............................................             32           17             35
        Custodian fee ..................................................             90           56             90
        Printing .......................................................             16           11             13
        Auditing fees ..................................................             30           20             39
        Legal fees .....................................................              3            3              5
        Miscellaneous ..................................................             10            5              2
                                                                               --------      -------       --------
            Total expenses .............................................       $  4,616      $ 2,219       $  5,193
        Fees paid indirectly ...........................................            (19)          (4)            (8)
                                                                               --------      -------       --------
            Net expenses ...............................................       $  4,597      $ 2,215       $  5,185
                                                                               --------      -------       --------
                Net investment income (loss) ...........................       $ (3,039)     $ 5,272       $  5,021
                                                                               --------      -------       --------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) --
        Investment transactions ........................................       $ 24,657      $    --       $ 18,407
        Written option transactions ....................................             --           --             --
        Foreign currency transactions ..................................              7           --             (2)
                                                                               --------      -------       --------
            Net realized gain (loss) on investments and
                foreign currency transactions ..........................       $ 24,664      $    --       $ 18,405
                                                                               --------      -------       --------
Change in unrealized appreciation (depreciation) --
        Investments ....................................................       $(73,403)     $    --       $ 12,229
        Written options ................................................             --           --             --

        Translation of assets and liabilities in foreign currencies ....             (7)          --             --
                                                                               --------      -------       --------
            Net unrealized gain (loss) on investments and foreign
                currency translation ...................................       $(73,410)     $    --       $ 12,229
                                                                               --------      -------       --------
                Net realized and unrealized gain (loss) on
                    investments and foreign currency ...................       $(48,746)     $    --       $ 30,634
                                                                               --------      -------       --------
                    Increase (decrease) in net assets from operations ..       $(51,785)     $ 5,272       $ 35,655
                                                                               ========      =======       ========

                       See notes to financial statements.

Statements of Changes in Net Assets
(000 Omitted)

                                                           Capital Appreciation       Global Governments      Government Securites
                                                             Variable Account          Variable Account         Variable Account
                                                          -----------------------  -----------------------   -----------------------
                                                          Year Ended December 31,  Year Ended December 31,   Year Ended December 31,
                                                          -----------------------  -----------------------   -----------------------
                                                             2000         1999        2000          1999       2000          1999
                                                          ---------    ----------  ----------    ---------   ---------    ----------
Increase (decrease) in net assets:
From operations:
        Net investment income (loss) ..................   $  (8,906)   $ (10,931)   $     445    $    528    $   7,506    $   8,695
        Net realized gain (loss) on investments
            and foreign currency transactions .........     224,737      130,239       (1,207)       (239)          19       (1,424)
        Net unrealized gain (loss) on investments
            and foreign currency translation ..........    (315,858)      87,329          634      (1,531)       6,541      (12,570)
                                                          ---------    ---------    ---------    --------    ---------    ---------
            Increase (decrease) in net assets
                from operations .......................   $(100,027)   $ 206,637    $    (128)   $ (1,242)   $  14,066    $  (5,299)
                                                          ---------    ---------    ---------    --------    ---------    ---------
Participant transactions:
    Accumulation activity:
        Purchase payments received ....................   $  18,078    $  19,435    $     558    $    858    $   2,395    $   3,260
        Net transfers between variable and fixed
            accumulation accounts .....................       9,808      (23,279)        (616)     (2,176)     (15,531)       5,805
        Withdrawals, surrenders, annuitizations and
            contract charges ..........................     (95,140)     (92,454)      (2,440)     (2,986)     (24,507)     (26,185)
                                                          ---------    ---------    ---------    --------    ---------    ---------
            Net accumulation activity .................   $ (67,254)   $ (96,298)   $  (2,498)   $ (4,304)   $ (37,643)   $ (17,120)
                                                          ---------    ---------    ---------    --------    ---------    ---------
    Annuitization activity:
        Annuitizations  ...............................   $   1,547    $     766    $      13    $     39    $     123    $     278
        Annuity payments and contract charges .........      (1,456)      (1,105)         (46)        (50)        (469)        (482)
        Net transfers among accounts for
            annuity reserves ..........................          28           --            3         (51)         280           --
        Adjustments to annuity reserves ...............         146         (384)         (33)         31         (127)          29
                                                          ---------    ---------    ---------    --------    ---------    ---------
            Net annuitization activity ................   $     265    $    (723)   $     (63)   $    (31)   $    (193)   $    (175)
                                                          ---------    ---------    ---------    --------    ---------    ---------
        Decrease in net assets from participant
            transactions ..............................   $ (66,989)   $ (97,021)   $  (2,561)   $ (4,335)   $ (37,836)   $ (17,295)
                                                          ---------    ---------    ---------    --------    ---------    ---------
            Total increase (decrease) in net assets ...   $(167,016)   $ 109,616    $  (2,689)   $ (5,577)   $ (23,770)   $ (22,594)
Net assets:
    At beginning of period ............................     853,191      743,575       14,944      20,521      156,119      178,713
                                                          ---------    ---------    ---------    --------    ---------    ---------
    At end of period ..................................   $ 686,175    $ 853,191    $  12,255    $ 14,944    $ 132,349    $ 156,119
                                                          =========    =========    =========    ========    =========    =========

                       See notes to financial statements.

(000 Omitted)

                                                                          High Yield               Managed Sectors
                                                                       Variable Account            Variable Account
                                                                    -----------------------     -----------------------
                                                                    Year Ended December 31,     Year Ended December 31,
                                                                    -----------------------     -----------------------
                                                                       2000         1999           2000         1999
                                                                    ---------    ----------     ---------    ----------
Increase (decrease) in net assets:
From operations:
        Net investment income (loss) ...........................    $  10,918    $  12,068      $  (3,039)   $  (1,908)
        Net realized gain (loss) on investments and foreign
            currency transactions ..............................       (2,376)      (3,849)        24,664       42,843
        Net unrealized gain (loss) on investments and
            foreign currency translation .......................      (20,140)       1,096        (73,410)      63,070
                                                                    ---------    ---------      ---------    ---------
            Increase (decrease) in net assets from operations ..    $ (11,598)   $   9,315      $ (51,785)   $ 104,005
                                                                    ---------    ---------      ---------    ---------
Participant transactions:
    Accumulation activity:
        Purchase payments received .............................    $   2,522    $   2,632      $   8,214    $   7,734
        Net transfers between variable and fixed
            accumulation accounts ..............................       17,378       (7,896)        15,625       13,940
        Withdrawals, surrenders, annuitizations and
            contract charges ...................................      (18,103)     (22,130)       (26,956)     (22,020)
                                                                    ---------    ---------      ---------    ---------
            Net accumulation activity ..........................    $   1,797    $ (27,394)     $  (3,117)   $    (346)
                                                                    ---------    ---------      ---------    ---------
    Annuitization activity:
        Annuitizations .........................................    $     147    $     201      $      68    $     125
        Annuity payments and contract charges ..................         (375)        (413)          (187)        (157)
        Net transfers among accounts for annuity reserves ......          (52)          53             76           --
        Adjustments to annuity reserves ........................           47         (112)            (4)        (137)
                                                                    ---------    ---------      ---------    ---------
            Net annuitization activity .........................    $    (233)   $    (271)     $     (47)   $    (169)
                                                                    ---------    ---------      ---------    ---------
        Increase (decrease) in net assets from
            participant transactions ...........................    $   1,564    $ (27,665)     $  (3,164)   $    (515)
                                                                    ---------    ---------      ---------    ---------
            Total increase (decrease) in net assets ............    $ (10,034)   $ (18,350)     $ (54,949)   $ 103,490
Net assets:
    At beginning of period .....................................      129,359      147,709        228,708      125,218
                                                                    ---------    ---------      ---------    ---------
    At end of period ...........................................    $ 119,325    $ 129,359      $ 173,759    $ 228,708
                                                                    =========    =========      =========    =========

                       See notes to financial statements.

(000 Omitted)

                                                                         Money Market                Total Return
                                                                       Variable Account            Variable Account
                                                                   -----------------------     -----------------------
                                                                   Year Ended December 31,     Year Ended December 31,
                                                                   -----------------------     -----------------------
                                                                      2000         1999           2000         1999
                                                                   ---------    ----------     ---------    ----------
Increase in net assets:
From operations:
        Net investment income ..................................   $   5,272    $    3,947     $   5,021    $    5,739
        Net realized gain on investments and foreign
            currency transactions ..............................          --            --        18,405        20,432
        Net unrealized gain (loss) on investments and
            foreign currency translation .......................          --            --        12,229       (21,745)
                                                                   ---------    ----------     ---------    ----------
            Increase in net assets from operations .............   $   5,272    $    3,947     $  35,655    $    4,426
                                                                   ---------    ----------     ---------    ----------
Participant transactions:
    Accumulation activity:
        Purchase payments received .............................   $   3,606    $    3,675     $   9,513    $   12,582
        Net transfers between variable and fixed
            accumulation accounts ..............................     (11,422)       19,742       (17,778)       (7,811)
        Withdrawals, surrenders, annuitizations and
            contract charges ...................................     (35,028)      (29,454)      (49,647)      (50,581)
                                                                   ---------    ----------     ---------    ----------
            Net accumulation activity ..........................   $ (42,844)   $   (6,037)    $ (57,912)   $  (45,810)
                                                                   ---------    ----------     ---------    ----------
    Annuitization activity:
        Annuitizations .........................................   $      19    $      326     $     531    $      364
        Annuity payments and contract charges ..................        (197)         (274)         (455)         (558)
        Net transfers among accounts for annuity reserves ......        (314)          353           (17)           (1)
        Adjustments to annuity reserves ........................         (79)          (61)          107           (21)
                                                                   ---------    ----------     ---------    ----------
            Net annuitization activity .........................   $    (571)   $      344     $     166    $     (216)
                                                                   ---------    ----------     ---------    ----------
        Decrease in net assets from participant transactions ...   $ (43,415)   $   (5,693)    $ (57,746)   $  (46,026)
                                                                   ---------    ----------     ---------    ----------
            Total decrease in net assets .......................   $ (38,143)   $   (1,746)    $ (22,091)   $  (41,600)
Net assets:
    At beginning of period .....................................     131,148       132,894       279,205       320,805
                                                                   ---------    ----------     ---------    ----------
    At end of period ...........................................   $  93,005    $  131,148     $ 257,114    $  279,205
                                                                   =========    ==========     =========    ==========

                       See notes to financial statements.

Per Unit and Other Data

                                                                              Capital Appreciation Variable Account
                                                                -----------------------------------------------------------------
                                                                                           Compass 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 92.2421     $ 70.4257     $ 55.3902     $ 45.4107     $ 37.7151
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  0.9069     $  0.4013     $  0.3113     $  0.3241     $  0.2861
    Expenses ................................................      1.9204        1.5185        1.2754        1.0741        0.8695
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment loss .................................   $ (1.0135)    $ (1.1172)    $ (0.9641)    $ (0.7500)    $ (0.5834)
    Net realized and unrealized gain (loss) on investments
        and foreign currency transactions ...................    (10.6507)      22.9336       15.9996       10.7295         8.279
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $(11.6642)    $ 21.8164     $ 15.0355     $  9.9795     $  7.6956
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 80.5779     $ 92.2421     $ 70.4257     $ 55.3902     $ 45.4107
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.76%         0.76%         0.77%         0.77%         0.78%
    Net investment loss .....................................       (1.08)%       (1.51)%       (1.55)%       (1.45)%       (1.41)%
Portfolio turnover ..........................................         140%           85%           78%           60%           66%
Number of units outstanding at end of period (000 Omitted) ..       5,818         6,403         7,447         8,173         9,004

                                                                               Capital Appreciation Variable Account
                                                                -----------------------------------------------------------------
                                                                                            Compass 3
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 61.1235     $ 46.7129     $ 36.7764     $ 30.1803     $ 25.0907
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  0.5806     $  0.2614     $  0.2031     $  0.2107     $  0.1893
    Expenses ................................................      1.3169        1.0418        0.8753        0.7383        0.6053
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment loss .................................   $ (0.7363)    $ (0.7804)    $ (0.6722)    $ (0.5276)    $ (0.4160)
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......     (7.0453)      15.1910       10.6087        7.1237        5.5056
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $ (7.7816)    $ 14.4106     $  9.9365     $  6.5961     $  5.0896
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 53.3419     $ 61.1235     $ 46.7129     $ 36.7764     $ 30.1803
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.76%         0.76%         0.77%         0.77%         0.78%
    Net investment loss .....................................       (1.08)%       (1.51)%       (1.55)%       (1.45)%       (1.41)%
Portfolio turnover ..........................................         140%           85%           78%           60%           66%
Number of units outstanding at end of period (000 Omitted) ..       1,327         1,824         2,452         2,953         3,721

                                                                             Capital Appreciation Variable Account
                                                                -----------------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 25.2546     $ 19.2720     $ 15.1500     $ 12.4143     $ 10.3053
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  0.2477     $  0.1090     $  0.0850     $  0.0914     $  0.0790
    Expenses ................................................      0.5134        0.4089        0.3421        0.2935        0.2370
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment loss .................................   $ (0.2657)    $ (0.2999)    $ (0.2571)    $ (0.2021)    $ (0.1580)
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......     (2.9170)       6.2825        4.3791        2.9378        2.2670
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $ (3.1827)    $  5.9826     $  4.1220     $  2.7357     $  2.1090
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 22.0719     $ 25.2546     $ 19.2720     $ 15.1500     $ 12.4143
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.76%         0.76%         0.77%         0.77%         0.78%
    Net investment loss .....................................       (1.08)%       (1.51)%       (1.55)%       (1.45)%       (1.41)%
Portfolio turnover ..........................................         140%           85%           78%           60%           66%
Number of units outstanding at end of period (000 Omitted) ..       6,283         5,632         5,055         3,971         2,494

* Per unit data are based on the average number of units outstanding during each year.
+ Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                       See notes to financial statements.

                                                                                Global Governments Variable Account
                                                                -----------------------------------------------------------------
                                                                                           Compass 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 19.4589     $ 20.8302     $ 18.2798     $ 18.6786     $ 18.1095
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  1.1446     $  1.0947     $  1.0806     $  1.1566     $  1.2469
    Expenses ................................................      0.4713        0.4789        0.4506        0.4192        0.4084
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  0.6733     $  0.6158     $  0.6300     $  0.7374     $  0.8385
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......     (0.7544)      (1.9871)       1.9204       (1.1362)      (0.2694)
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $ (0.0811)    $ (1.3713)    $  2.5504     $ (0.3988)    $  0.5691
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 19.3778     $ 19.4589     $ 20.8302     $ 18.2798     $ 18.6786
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        1.25%         1.11%         1.08%         1.05%         1.00%
    Net investment income ...................................        3.50%         3.07%         3.33%         3.95%         4.54%
Portfolio turnover ..........................................         130%          172%          306%          338%          397%
Number of units outstanding at end of period (000 Omitted) ..         167           212           296           435           588

                                                                              Global Governments Variable Account
                                                                -----------------------------------------------------------------
                                                                                            Compass 3
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 19.1149     $ 20.4924     $ 18.0103     $ 18.4308     $ 17.8962
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  1.1027     $  0.9861     $  1.0464     $  1.1298     $  1.2367
    Expenses ................................................      0.4798        0.4427        0.4279        0.4390        0.4322
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  0.6229     $  0.5434     $  0.6185     $  0.6908     $  0.8045
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......     (0.7305)      (1.9209)       1.8636       (1.1113)      (0.2699)
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $ (0.1076)    $ (1.3775)    $  2.4821     $ (0.4205)    $  0.5346
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 19.0073     $ 19.1149     $ 20.4924     $ 18.0103     $ 18.4308
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        1.25%         1.11%         1.08%         1.05%         1.00%
    Net investment income ...................................        3.50%         3.07%         3.33%         3.95%         4.54%
Portfolio turnover ..........................................         130%          172%          306%          338%          397%
Number of units outstanding at end of period (000 Omitted) ..         108           186           290           500           789

                                                                               Global Governments Variable Account
                                                                -----------------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 11.1296     $ 11.9139     $ 10.4553     $ 10.6836     $ 10.3582
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  0.6543     $  1.8262     $  0.6269     $  0.6710     $  0.7308
    Expenses ................................................      0.2698        0.7827        0.2531        0.2440        0.2391
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  0.3845     $  1.0435     $  0.3738     $  0.4270     $  0.4917
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......     (0.4309)      (1.8278)       1.0848       (0.6553)      (0.1663)
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $ (0.0464)    $ (0.7843)    $  1.4586     $ (0.2283)    $  0.3254
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 11.0832     $ 11.1296     $ 11.9139     $ 10.4553     $ 10.6836
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        1.25%         1.11%         1.08%         1.05%         1.00%
    Net investment income ...................................        3.50%         3.07%         3.33%         3.95%         4.54%
Portfolio turnover ..........................................         130%          172%          306%          338%          397%
Number of units outstanding at end of period (000 Omitted) ..         619           641           695           670           563

* Per unit data are based on the average number of units outstanding during each year.
+     Excluding mortality and expense risk charges and distribution expense charges.
##    Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                             Government Securities Variable Account
                                                                -----------------------------------------------------------------
                                                                                           Compass 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 28.5233     $ 29.4179     $ 27.5372     $ 25.6724     $ 25.5791
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  2.1694     $  2.0534     $  1.8835     $  1.9396     $  1.9022
    Expenses ................................................      0.5722        0.5578        0.5450        0.5159        0.4873
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  1.5972     $  1.4956     $  1.3385     $  1.4237     $  1.4149
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......      1.4001       (2.3902)       0.5422        0.4411       (1.3216)
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $  2.9973     $ (0.8946)    $  1.8807     $  1.8648     $  0.0933
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 31.5206     $ 28.5233     $ 29.4179     $ 27.5372     $ 25.6724
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.64%         0.63%         0.62%         0.66%         0.62%
    Net investment income ...................................        5.28%         5.06%         4.61%         5.31%         5.53%
Portfolio turnover ..........................................          51%           75%          137%          168%           39%
Number of units outstanding at end of period (000 Omitted) ..       3,210         4,228         4,751         5,613         7,255

                                                                            Government Securities Variable Account
                                                                -----------------------------------------------------------------
                                                                                           Compass 3
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 20.0233     $ 20.6717     $ 19.3693     $ 18.0755     $ 18.0278
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  1.4762     $  1.4104     $  1.3267     $  1.3696     $  1.3222
    Expenses ................................................      0.4120        0.4065        0.4061        0.3848        0.3586
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  1.0642     $  1.0039     $  0.9206     $  0.9848     $  0.9636
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......      1.0182       (1.6523)       0.3818        0.3090       (0.9159)
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $  2.0824     $ (0.6484)    $  1.3024     $  1.2938     $  0.0477
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 22.1057     $ 20.0233     $ 20.6717     $ 19.3693     $ 18.0755
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.64%         0.63%         0.62%         0.66%         0.62%
    Net investment income ...................................        5.28%         5.06%         4.61%         5.31%         5.53%
Portfolio turnover ..........................................          51%           75%          137%          168%           39%
Number of units outstanding at end of period (000 Omitted) ..         398           701           851         1,129         1,549

                                                                              Government Securities Variable Account
                                                                -----------------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 11.6394     $ 11.9984     $ 11.2258     $ 10.4604     $ 10.4172
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  0.8764     $  0.8333     $  0.7608     $  0.7931     $  0.7931
    Expenses ................................................      0.2281        0.2227        0.2176        0.2102        0.1966
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  0.6483     $  0.6106     $  0.5432     $  0.5829     $  0.5965
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......      0.5811       (0.9696)       0.2294        0.1825       (0.5533)
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $  1.2294     $ (0.3590)    $  0.7726     $  0.7654     $  0.0432
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 12.8688     $ 11.6394     $ 11.9984     $ 11.2258     $ 10.4604
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.64%         0.63%         0.62%         0.66%         0.62%
    Net investment income ...................................        5.28%         5.06%         4.61%         5.31%         5.53%
Portfolio turnover ..........................................          51%           75%          137%          168%           39%
Number of units outstanding at end of period (000 Omitted) ..       1,542         1,641         1,532         1,319         1,079

* Per unit data are based on the average number of units outstanding during each year.
+     Excluding mortality and expense risk charges and distribution expense charges.
##    Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                                  High Yield Variable Account
                                                                -----------------------------------------------------------------
                                                                                            Compass 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 33.6297     $ 31.9732     $ 32.6450     $ 29.0656     $ 26.1493
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  3.7859     $  3.4237     $  3.3038     $  3.0237     $  2.7199
    Expenses ................................................      0.7249        0.7284        0.7062        0.6627        0.6035
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  3.0610     $  2.6953     $  2.5976     $  2.3610     $  2.1164
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......     (6.8091)      (1.0388)      (3.2694)       1.2184        0.7999
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $ (3.7481)    $  1.6565     $ (0.6718)    $  3.5794     $  2.9163
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 29.8816     $ 33.6297     $ 31.9732     $ 32.6450     $ 29.0656
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.89%         0.90%         0.86%         0.86%         0.88%
    Net investment income ...................................        9.00%         7.93%         7.66%         7.47%         7.59%
Portfolio turnover ..........................................         109%          153%          174%          164%          108%
Number of units outstanding at end of period (000 Omitted) ..       2,677         3,065         3,667         4,424         4,956

                                                                                  High Yield Variable Account
                                                                -----------------------------------------------------------------
                                                                                           Compass 3
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 24.8324     $ 23.6325     $ 24.1529     $ 21.5259     $ 19.3854
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  2.7277     $  2.4510     $  2.3041     $  2.2363     $  1.9450
    Expenses ................................................      0.5572        0.5524        0.5257        0.5196        0.4432
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  2.1705     $  1.8986     $  1.7784     $  1.7167     $  1.5018
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......     (4.9597)      (0.6987)      (2.2988)       0.9103        0.6387
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $ (2.7892)    $  1.1999     $ (0.5204)    $  2.6270     $  2.1405
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 22.0432     $ 24.8324     $ 23.6325     $ 24.1529     $ 21.5259
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.89%         0.90%         0.86%         0.86%         0.88%
    Net investment income ...................................        9.00%         7.93%         7.66%         7.47%         7.59%
Portfolio turnover ..........................................         109%          153%          174%          164%          108%
Number of units outstanding at end of period (000 Omitted) ..         297           427           665         1,209         1,438

                                                                                   High Yield Variable Account
                                                                -----------------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 13.1926     $ 12.5366     $ 12.7936     $ 11.3852     $ 10.2377
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  1.5274     $  1.4140     $  1.1776     $  1.1903     $  0.9246
    Expenses ................................................      0.2903        0.2960        0.2556        0.2584        0.2033
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  1.2371     $  1.1180     $  0.9220     $  0.9319     $  0.7213
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......     (2.7016)      (0.4620)      (1.1790)       0.4765        0.4262
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $ (1.4645)    $  0.6560     $ (0.2570)    $  1.4084     $  1.1475
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 11.7281     $ 13.1926     $ 12.5366     $ 12.7936     $ 11.3852
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.89%         0.90%         0.86%         0.86%         0.88%
    Net investment income ...................................        9.00%         7.93%         7.66%         7.47%         7.59%
Portfolio turnover ..........................................         109%          153%          174%          164%          108%
Number of units outstanding at end of period (000 Omitted) ..       2,619         1,001           971         2,042         1,819

* Per unit data are based on the average number of units outstanding during each year.
+     Excluding mortality and expense risk charges and distribution expense charges.
##    Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                                Managed Sectors Variable Account
                                                                -----------------------------------------------------------------
                                                                                            Compass 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 92.8647     $ 50.4880     $ 45.4522     $ 36.5900     $ 31.3870
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  0.6333     $  0.4931     $  0.2611     $  0.2406     $  0.2838
    Expenses ................................................      1.8170        1.2364        0.9850        0.8842        0.7089
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment loss .................................   $ (1.1837)    $ (0.7433)    $ (0.7239)    $ (0.6436)    $ (0.4251)
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......    (19.3675)      43.1200        5.7597        9.5058        5.6281
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $(20.5512)    $ 42.3767     $  5.0358     $  8.8622     $  5.2030
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 72.3135     $ 92.8647     $ 50.4880     $ 45.4522     $ 36.5900
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.83%         0.84%         0.84%         0.85%         0.85%
    Net investment loss .....................................       (1.39)%       (1.30)%       (1.59)%       (1.60)%       (1.36)%
Portfolio turnover ..........................................         447%          417%          159%          103%           64%
Number of units outstanding at end of period (000 Omitted) ..         697           686           681           736           729

                                                                                Managed Sectors Variable Account
                                                                -----------------------------------------------------------------
                                                                                            Compass 3
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 91.8703     $ 50.0213     $ 45.0995     $ 36.3604     $ 31.2371
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  0.6019     $  0.4727     $  0.2543     $  0.2328     $  0.2830
    Expenses ................................................      1.9079        1.2902        1.0369        0.9264        0.7511
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment loss .................................   $ (1.3060)    $ (0.8175)    $ (0.7826)    $ (0.6936)    $ (0.4681)
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......    (19.1306)      42.6665        5.7044        9.4327        5.5914
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $(20.4366)    $ 41.8490     $  4.9218     $  8.7391     $  5.1233
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 71.4337     $ 91.8703     $ 50.0213     $ 45.0995     $ 36.3604
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.83%         0.84%         0.84%         0.85%         0.85%
    Net investment loss .....................................       (1.39)%       (1.30)%       (1.59)%       (1.60)%       (1.36)%
Portfolio turnover ..........................................         447%          417%          159%          103%           64%
Number of units outstanding at end of period (000 Omitted) ..         576           785           988         1,258         1,552

                                                                                Managed Sectors Variable Account
                                                                -----------------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 29.5539     $ 16.0677     $ 14.4652     $ 11.6449     $  9.9892
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  0.2014     $  0.1592     $  0.0880     $  0.0831     $  0.0873
    Expenses ................................................      0.5786        0.4006        0.3308        0.3015        0.2287
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment loss .................................   $ (0.3772)    $ (0.2414)    $ (0.2428)    $ (0.2184)    $ (0.1414)
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......     (6.1632)      13.7276        1.8453        3.0387        1.7971
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in unit value ...................   $ (6.5404)    $ 13.4862     $  1.6025     $  2.8203     $  1.6557
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 23.0135     $ 29.5539     $ 16.0677     $ 14.4652     $ 11.6449
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.83%         0.84%         0.84%         0.85%         0.85%
    Net investment loss .....................................       (1.39)%       (1.30)%       (1.59)%       (1.60)%       (1.36)%
Portfolio turnover ..........................................         447%          417%          159%          103%           64%
Number of units outstanding at end of period (000 Omitted) ..       3,548         3,115         2,542         2,156         1,204

* Per unit data are based on the average number of units outstanding during each year.
+ Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                       See notes to financial statements.

     `                                                                            Money Market Variable Account
                                                                -----------------------------------------------------------------
                                                                                           Compass 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 18.9969     $ 18.3907     $ 17.7451     $ 17.1109     $ 16.5213
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  1.2313     $  0.9598     $  0.9924     $  0.9600     $  0.9058
    Expenses ................................................      0.3666        0.3536        0.3468        0.3258        0.3162
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  0.8647     $  0.6062     $  0.6456     $  0.6342     $  0.5896
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase in unit value ..............................   $  0.8647     $  0.6062     $  0.6456     $  0.6342     $  0.5896
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 19.8616     $ 18.9969     $ 18.3907     $ 17.7451     $ 17.1109
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.60%         0.58%         0.59%         0.59%         0.58%
    Net investment income ...................................        4.45%         3.25%         3.58%         3.56%         3.49%
Number of units outstanding at end of period (000 Omitted) ..       3,304         3,749         4,123         4,639         5,208

                                                                                 Money Market Variable Account
                                                                -----------------------------------------------------------------
                                                                                           Compass 3
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 15.6384     $ 15.1544     $ 14.6369     $ 14.1277     $ 13.6545
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  1.0021     $  0.7807     $  0.8199     $  0.7782     $  0.7437
    Expenses ................................................      0.3062        0.2967        0.3024        0.2690        0.2705
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  0.6959     $  0.4840     $  0.5175     $  0.5092     $  0.4732
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase in unit value ..............................   $  0.6959     $  0.4840     $  0.5175     $  0.5092     $  0.4732
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 16.3343     $ 15.6384     $ 15.1544     $ 14.6369     $ 14.1277
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.60%         0.58%         0.59%         0.59%         0.58%
    Net investment income ...................................        4.45%         3.25%         3.58%         3.56%         3.49%
Number of units outstanding at end of period (000 Omitted) ..         468           863         1,370         1,160         1,930

                                                                                 Money Market Variable Account
                                                                -----------------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 11.6362     $ 11.2593     $ 10.8587     $ 10.4654     $ 10.0997
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  0.7465     $  0.5792     $  0.6068     $  0.5838     $  0.5993
    Expenses ................................................      0.2108        0.2023        0.2062        0.1905        0.2336
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  0.5357     $  0.3769     $  0.4006     $  0.3933     $  0.3657
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase in unit value ..............................   $  0.5357     $  0.3769     $  0.4006     $  0.3933     $  0.3657
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 12.1719     $ 11.6362     $ 11.2593     $ 10.8587     $ 10.4654
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.60%         0.58%         0.59%         0.59%         0.58%
    Net investment income ...................................        4.45%         3.25%         3.58%         3.56%         3.49%
Number of units outstanding at end of period (000 Omitted) ..       1,562         3,875         3,141         1,104           897

* Per unit data are based on the average number of units outstanding during each year.
+     Excluding mortality and expense risk charges and distribution expense charges.
##    Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                                  Total Return Variable Account
                                                                -----------------------------------------------------------------
                                                                                            Compass 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 33.7285     $ 33.2507     $ 30.1563     $ 25.0444     $ 22.2577
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  1.4644     $  1.3733     $  1.3940     $  1.3666     $  1.1203
    Expenses ................................................      0.7273        0.7013        0.6750        0.6070        0.4844
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  0.7371     $  0.6720     $  0.7190     $  0.7596     $  0.6359
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......      4.6601       (0.1942)       2.3754        4.3523        2.1508
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase in unit value ..............................   $  5.3972     $  0.4778     $  3.0944     $  5.1119     $  2.7867
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 39.1257     $ 33.7285     $ 33.2507     $ 30.1563     $ 25.0444
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.83%         0.83%         0.82%         0.83%         0.82%
    Net investment income ...................................        2.02%         1.90%         2.10%         2.32%         2.59%
Portfolio turnover ..........................................         105%          106%          125%          111%          140%
Number of units outstanding at end of period (000 Omitted) ..       2,240         2,925         3,495         3,956         4,414

                                                                                  Total Return Variable Account
                                                                -----------------------------------------------------------------
                                                                                           Compass 3
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 33.1340     $ 32.7131     $ 29.7131     $ 24.7133     $ 21.9966
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  1.3950     $  1.3153     $  1.3028     $  1.1487     $  1.0817
    Expenses ................................................      0.7488        0.7274        0.6835        0.5870        0.5068
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  0.6462     $  0.5879     $  0.6193     $  0.5617     $  0.5749
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......      4.5993       (0.1670)       2.3807        4.4381        2.1418
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase in unit value ..............................   $  5.2455     $  0.4209     $  3.0000     $  4.9998     $  2.7167
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 38.3795     $ 33.1340     $ 32.7131     $ 29.7131     $ 24.7133
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.83%         0.83%         0.82%         0.83%         0.82%
    Net investment income ...................................        2.02%         1.90%         2.10%         2.32%         2.59%
Portfolio turnover ..........................................         105%          106%          125%          111%          140%
Number of units outstanding at end of period (000 Omitted) ..       1,253         2,125         2,943         4,024         5,177

                                                                                  Total Return Variable Account
                                                                -----------------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                -----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                                ---------     ---------     ---------     ---------     ---------
Per unit data:*
    Net asset value -- beginning of period ..................   $ 15.9013     $ 15.6760     $ 14.2173     $ 11.8074     $ 10.4938
                                                                ---------     ---------     ---------     ---------     ---------
    Investment income .......................................   $  0.6836     $  0.6416     $  0.6344     $  0.5718     $  0.5280
    Expenses ................................................      0.3434        0.3306        0.3107        0.2715        0.2317
                                                                ---------     ---------     ---------     ---------     ---------
        Net investment income ...............................   $  0.3402     $  0.3110     $  0.3237     $  0.3003     $  0.2963
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions .......      2.2043       (0.0857)       1.1350        2.1096        1.0173
                                                                ---------     ---------     ---------     ---------     ---------
    Net increase in unit value ..............................   $  2.5445     $  0.2253     $  1.4587     $  2.4099     $  1.3136
                                                                ---------     ---------     ---------     ---------     ---------
    Unit value:
    Net asset value -- end of period ........................   $ 18.4458     $ 15.9013     $ 15.6760     $ 14.2173     $ 11.8074
                                                                =========     =========     =========     =========     =========
Ratios (to average net assets):
    Expenses+## .............................................        0.83%         0.83%         0.82%         0.83%         0.82%
    Net investment income ...................................        2.02%         1.90%         2.10%         2.32%         2.59%
Portfolio turnover ..........................................         105%          106%          125%          111%          140%
Number of units outstanding at end of period (000 Omitted) ..       6,382         6,729         6,702         5,260         3,717

* Per unit data are based on the average number of units outstanding during each year.
+ Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                       See notes to financial statements.

Notes to Financial Statements

(1) Organization

Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and Global Governments Variable Account, High Yield Variable Account, and Managed Sectors Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Capital Appreciation Variable Account, Global Governments Variable Account, High Yield Variable Account, Managed Sectors Variable Account and Total Return Variable Account can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The account's use of amortized cost is subject to the account's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Boards of Managers.

Repurchase Agreements -- Certain variable accounts may enter into repurchase agreements with institutions that the variable account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The variable accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the account to obtain those securities in the event of a default under the repurchase agreement. The variable accounts monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amount owed to the variable account under each such repurchase agreement. The variable accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- Certain variable accounts may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the account realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the account. The account, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the variable account's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts -- Certain variable accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The accounts may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain variable accounts may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. The accounts may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain variable accounts may enter into contracts with the intent of changing the relative exposure of the accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Federal Income Taxes -- The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement purposes. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Certain of the variable accounts use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed. The variable accounts will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the variable accounts will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the variable accounts did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the variable accounts. The impact of this accounting change has not been determined but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly -- The variable accounts' custody fees are reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable accounts. During the period, each variable account's custodian fees were reduced under this arrangement. The Capital Appreciation Variable Account, Managed Sectors Variable Account, and Total Return Variable Account have entered into a directed brokerage agreement, under which the broker will credit the variable account a portion of the commissions generated, to offset certain expenses of the variable account. For the period, the variable accounts' custodian fees were reduced under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

                              Capital Appreciation Account     Managed Sectors Account    Total Return Variable Account
                              ----------------------------     -----------------------    -----------------------------
Balance credits...............         $25,749                        $ 8,589                        $7,545
Directed brokerage credits....          43,629                         10,303                           279
                                       -------                        -------                        ------
                                       $69,378                        $18,892                        $7,824
                                       =======                        =======                        ======

(3) Contract Charges

The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, Managed Sectors Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 -- Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) Annuity Reserves

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987, have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987, are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) Management Agreements

The Management Agreements provide that the variable accounts will pay the Investment Adviser, Massachusetts Financial Services Company, an affiliate of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each variable account's average daily net assets as follows:

                                                   Annual Rate of Management Fee                  Annual Rate of Management Fee
                                                         Based on Average                               Based on Average
                                                         Daily Net Assets                               Daily Net Assets
                                                    Not Exceeding $300 Million                      in Excess of $300 Million
                                                    --------------------------                      -------------------------
Capital Appreciation Variable Account.............             0.75%                                           0.675%
Global Governments Variable Account...............             0.75%                                           0.675%
Government Securities Variable Account............             0.55%                                           0.495%
High Yield Variable Account.......................             0.75%                                           0.675%
Managed Sectors Variable Account..................             0.75%                                           0.675%
Money Market Variable Account.....................             0.50%                                           0.500%
Total Return Variable Account.....................             0.75%                                           0.675%

The agreements also provide that the Investment Adviser will pay certain variable account expenses in excess of 1.25% of the average daily net assets of each variable account for any calendar year. The variable accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.

Administrator -- The accounts have an administrative services agreement with MFS to provide the accounts with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the accounts incur an administrative fee at the following annual percentages of the accounts' average daily net assets:

                First $2 billion........................ 0.0175%
                Next $2.5 billion....................... 0.0130%
                Next $2.5 billion....................... 0.0005%
                In excess of $7 billion................. 0.0000%

(6) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                  Purchases            Sales
                                                --------------    --------------
Capital Appreciation Variable Account ......    $1,065,739,581    $1,212,150,106
Global Governments Variable Account ........         4,919,976         5,162,830
Government Securities Variable Account .....                --         6,513,448
High Yield Variable Account ................       125,604,918       124,198,015
Managed Sectors Variable Account ...........       890,425,574       912,349,572
Money Market Variable Account* .............     3,673,278,242     3,740,140,368
Total Return Variable Account ..............       152,603,100       215,480,425

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                                  Purchases            Sales
                                                --------------    --------------
Capital Appreciation Variable Account ......    $   35,976,897    $   17,032,051
Global Governments Variable Account ........         7,683,859         9,378,091
Government Securities Variable Account .....        68,539,195        88,276,568
Managed Sectors Variable Account ...........        10,261,085         4,559,043
Money Market Variable Account* .............     3,479,889,809     3,460,812,209
Total Return Variable Account ..............       104,172,802        95,198,467

*Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.

(7) High Yield Securities and Financial Instruments

Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain variable accounts trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the variable accounts have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

Global Governments Variable Account

                                                          Number
                                                       of Contracts
                                                       (000 Omitted)   Premiums
                                                       -------------  ---------
Outstanding Beginning of period ....................         5        $  67,414
Options written ....................................        14          140,297
Options terminated in closing transactions .........       (10)        (161,784)
Options exercised ..................................        (3)         (21,637)
Options expired ....................................        (4)         (12,493)
                                                           ---        ---------
Outstanding, end of period .........................         2        $  11,797
                                                           ===        =========

At December 31, 2000, the Global Governments Variable Account had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                                      Net Unrealized
                                                                        Contracts to     In Exchange   Contracts at    Appreciation
Account                        Transaction        Settlement Date     Deliver/Receive        For          Value       (Depreciation)
--------------------------     -----------        ---------------     ---------------    -----------   ------------   --------------
Global Government Variable
Account                        Sales              06-05-01    BRL             251,486       $127,658       $125,189      $  2,469
                                                  03-13-01    DKK             431,038         50,770         54,396        (3,626)
                                                  03-13-01    GRD          48,420,586        125,231        133,882        (8,651)
                                                  03-13-01    SEK             341,344         35,280         36,344        (1,064)
                                                                                            --------      ---------      --------
                                                                                            $338,939       $349,811      $(10,872)
                                                                                            ========      =========      ========
                               Purchases          03-13-01    AUD              18,252       $  9,867       $ 10,154      $    287
                                                  06-05-01    BRL             251,486        125,305        125,189          (116)
                                                  03-13-01    CHF              97,101         57,094         60,275         3,181
                                                                                            --------      ---------      --------
                                                                                            $192,266      $ 195,618      $  3,352
                                                                                            ========      =========      ========

At December 31, 2000, forward foreign currency purchases and sales under master netting agreements for the Global Governments Variable Account excluded above amounted to a net payable of $85,606 with Merrill Lynch, and net receivables of $59,753 with Deutsche Bank, $2,188 with UBS Warburg LLC, and $193 with First Boston Corp.

At December 31, 2000, forward foreign currency sales under master netting agreements for the High Yield Variable Account amounted to a net payable of $42,819 with Deutsche Bank.

At December 31, 2000, the Global Governments Variable Account and the High Yield Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

See page 23 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

(8) Restricted Securities

Certain of the variable accounts may invest in securities which are subject to legal or contractual restrictions on resale. At December 31, 2000, High Yield Variable Account owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.30% of the account's net assets which may not be publicly sold without registration under the Securities Act of 1933. The variable account does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Boards of Managers.

                                                                     Date of       Share/Par
Account                        Description                         Acquisition       Amount          Cost          Value
-------                        -----------                         -----------       ------          ----          -----
High Yield Variable Account    Airplanes Pass-Through Trust,
                                10.875s, 2019                        3/31/96       $  740,775     $  740,775     $  547,448
                               Atlantic Gulf Communities Corp.       9/25/95              150              0              8
                               Envirosource, Inc.                    7/30/90              238          7,289             19
                               Metal Management, Inc.,
                                10s, 2008                             5/8/98          480,000        480,000         33,600
                               Merrill Lynch Mortgage
                                Investors, Inc., 8.49s, 2022         6/22/94        1,000,000        693,125        971,250
                                                                                                  ----------     ----------
                                                                                                  $1,921,189     $1,552,325
                                                                                                  ==========     ==========

(9) Participant Transactions

The changes in net assets from changes in numbers of outstanding units were as follows:

                                                            Year Ended December 31, 2000 (000 Omitted)
                                                --------------------------------------------------------------------
                                                                         Transfers Between          Withdrawals,
                                                                         Variable Accounts           Surrenders,
                                                    Purchase                 and Fixed             Annuitizations,
                                                    Payments               Accumulation             and Contract
                                                    Received                  Account                  Charges
                                                -----------------       ------------------        ------------------
                                                Units     Dollars       Units      Dollars        Units      Dollars
                                                -----     -------       -----      -------        -----     --------
Capital Appreciation Variable Account
   Compass 2 Contracts ..................          63   $   5,273          21    $   3,155         (669)   $ (62,520)
   Compass 3 Contracts ..................         162       9,761        (495)     (30,561)        (164)     (10,188)
   Compass 3 Level 2 Contracts ..........         135       3,044       1,401       37,214         (885)     (22,432)
                                                        ---------                ---------                 ---------
                                                        $  18,078                $   9,808                 $ (95,140)
                                                        =========                =========                 =========

Global Government Variable Account
   Compass 2 Contracts ..................           5   $      93         (14)   $    (263)         (36)   $    (690)
   Compass 3 Contracts ..................          19         320         (69)      (1,267)         (28)        (509)
   Compass 3 Level 2 Contracts ..........          17         145          77          914         (116)      (1,241)
                                                        ---------                ---------                 ---------
                                                        $     558                $    (616)                $  (2,440)
                                                        =========                =========                 =========
Government Securities Variable Account
   Compass 2 Contracts ..................          45   $   1,180        (430)   $ (12,675)        (633)   $ (18,657)
   Compass 3 Contracts ..................          42         856        (274)      (5,746)         (71)      (1,452)
   Compass 3 Level 2 Contracts ..........          33         359         233        2,890         (365)      (4,398)
                                                        ---------                ---------                 ---------
                                                        $   2,395                $ (15,531)                $ (24,507)
                                                        =========                =========                 =========
High Yield Variable Account
   Compass 2 Contracts ..................          41   $   1,272         (18)   $  (1,049)        (411)   $ (13,601)
   Compass 3 Contracts ..................          42       1,005        (112)      (2,814)         (60)      (1,479)
   Compass 3 Level 2 Contracts ..........          24         245       1,830       21,241         (236)      (3,023)
                                                        ---------                ---------                 ---------
                                                        $   2,522                $  17,378                 $ (18,103)
                                                        =========                =========                 =========
Managed Sectors Variable Account
   Compass 2 Contracts ..................          10   $     810          76    $   7,736          (75)   $  (6,435)
   Compass 3 Contracts ..................          69       5,775        (202)     (17,557)         (76)      (6,665)
   Compass 3 Level 2 Contracts ..........          65       1,629         870       25,446         (502)     (13,856)
                                                        ---------                ---------                 ---------
                                                        $   8,214                $  15,625                 $ (26,956)
                                                        =========                =========                 =========
Money Market Variable Account
   Compass 2 Contracts ..................          46   $     844         417    $   8,032         (908)   $ (17,647)
   Compass 3 Contracts ..................         157       2,466        (299)      (4,706)        (253)      (4,015)
   Compass 3 Level 2 Contracts ..........          27         296      (1,212)     (14,748)      (1,128)     (13,366)
                                                        ---------                ---------                 ---------
                                                        $   3,606                $ (11,422)                $ (35,028)
                                                        =========                =========                 =========
Total Return Variable Account
   Compass 2 Contracts ..................          40   $   1,230        (221)   $  (6,983)        (504)   $ (17,501)
   Compass 3 Contracts ..................         187       6,171        (801)     (27,102)        (258)      (8,715)
   Compass 3 Level 2 Contracts ..........         142       2,112         943       16,307       (1,432)     (23,431)
                                                        ---------                ---------                 ---------
                                                        $   9,513                $ (17,778)                $ (49,647)
                                                        =========                =========                 =========

                                                      Year Ended December 31, 2000 (000 Omitted)
                                                 ----------------------------------------------------
                                                         Net                 Net             Net
                                                     Accumulation        Annuitization     Increases
                                                       Activity            Activity       (Decrease)
                                                 --------------------    -------------    -----------
                                                   Units     Dollars       Dollars          Dollars
                                                 --------   ---------    -------------    -----------
Capital Appreciation Variable Account
   Compass 2 Contracts ..................           (585)   $ (54,092)     $     335      $ (53,757)
   Compass 3 Contracts ..................           (497)     (30,988)             7        (30,981)
   Compass 3 Level 2 Contracts ..........            651       17,826            (77)        17,749
                                                            ---------      ---------      ---------
                                                            $ (67,254)     $     265      $ (66,989)
                                                            =========      =========      =========

Global Government Variable Account
   Compass 2 Contracts ..................            (45)   $    (860)     $       9      $    (851)
   Compass 3 Contracts ..................            (78)      (1,456)            (2)        (1,458)
   Compass 3 Level 2 Contracts ..........            (22)        (182)           (70)          (252)
                                                            ---------      ---------      ---------
                                                            $  (2,498)     $     (63)     $  (2,561)
                                                            =========      =========      =========
Government Securities Variable Account
   Compass 2 Contracts ..................         (1,018)   $ (30,152)     $    (219)     $ (30,371)
   Compass 3 Contracts ..................           (303)      (6,342)            49         (6,293)
   Compass 3 Level 2 Contracts ..........            (99)      (1,149)           (23)        (1,172)
                                                            ---------      ---------      ---------
                                                            $ (37,643)     $    (193)     $ (37,836)
                                                            =========      =========      =========
High Yield Variable Account
   Compass 2 Contracts ..................           (388)   $ (13,378)     $    (224)     $ (13,602)
   Compass 3 Contracts ..................           (130)      (3,288)             3         (3,285)
   Compass 3 Level 2 Contracts ..........          1,618       18,463            (12)        18,451
                                                            ---------      ---------      ---------
                                                            $   1,797      $    (233)     $   1,564
                                                            =========      =========      =========
Managed Sectors Variable Account
   Compass 2 Contracts ..................             11    $   2,111      $      37      $   2,148
   Compass 3 Contracts ..................           (209)     (18,447)             6        (18,441)
   Compass 3 Level 2 Contracts ..........            433       13,219            (90)        13,129
                                                            ---------      ---------      ---------
                                                            $  (3,117)     $     (47)     $  (3,164)
                                                            =========      =========      =========
Money Market Variable Account
   Compass 2 Contracts ..................           (445)   $  (8,771)     $    (531)     $  (9,302)
   Compass 3 Contracts ..................           (395)      (6,255)           (64)        (6,319)
   Compass 3 Level 2 Contracts ..........         (2,313)     (27,818)            24        (27,794)
                                                            ---------      ---------      ---------
                                                            $ (42,844)     $    (571)     $ (43,415)
                                                            =========      =========      =========
Total Return Variable Account
   Compass 2 Contracts ..................           (685)   $ (23,254)     $    (168)     $ (23,422)
   Compass 3 Contracts ..................           (872)     (29,646)           354        (29,292)
   Compass 3 Level 2 Contracts ..........           (347)      (5,012)           (20)        (5,032)
                                                            ---------      ---------      ---------
                                                            $ (57,912)     $     166      $ (57,746)
                                                            =========      =========      =========

The changes in net assets from changes in numbers of outstanding units were as follows:

                                                            Year ended December 31, 1999 (000 Omitted)
                                                --------------------------------------------------------------------
                                                                         Transfers Between           Withdrawals,
                                                                         Variable Accounts            Surrenders,
                                                     Purchase                and Fixed              Annuitizations,
                                                     Payments              Accumulation              and Contract
                                                     Received                 Account                   Charges
                                                -----------------       ------------------        ------------------
                                                Units     Dollars       Units      Dollars        Units      Dollars
                                                -----     -------       -----      -------        -----      -------
Capital Appreciation Variable Account

   Compass 2 Contracts ..................          78   $   4,937        (245)   $ (17,308)        (877)   $ (64,867)
   Compass 3 Contracts ..................         253      12,002        (667)     (32,192)        (214)     (10,493)
   Compass 3 Level 2 Contracts ..........         134       2,496       1,286       26,221         (843)     (17,094)
                                                        ---------                ---------                 ---------
                                                        $  19,435                $ (23,279)                $ (92,454)
                                                        =========                =========                 =========
Global Government Variable Account
   Compass 2 Contracts ..................           4   $      77         (39)   $    (776)         (49)   $    (970)
   Compass 3 Contracts ..................          30         551        (103)      (2,012)         (31)        (599)
   Compass 3 Level 2 Contracts ..........          23         230          48          612         (125)      (1,417)
                                                        ---------                ---------                 ---------
                                                        $     858                $  (2,176)                $  (2,986)
                                                        =========                =========                 =========
Government Securities Variable Account
   Compass 2 Contracts ..................          55   $   1,402         120    $   3,387         (698)   $ (20,119)
   Compass 3 Contracts ..................          77       1,532        (144)      (2,931)         (83)      (1,674)
   Compass 3 Level 2 Contracts ..........          32         326         449        5,349         (372)      (4,392)
                                                        ---------                ---------                 ---------
                                                        $   3,260                $   5,805                 $ (26,185)
                                                        =========                =========                 =========
High Yield Variable Account
   Compass 2 Contracts ..................          36   $   1,035        (119)   $  (4,028)        (519)   $ (17,173)
   Compass 3 Contracts ..................          56       1,349        (223)      (5,694)         (71)      (1,743)
   Compass 3 Level 2 Contracts ..........          22         248         255        1,826         (247)      (3,214)
                                                        ---------                ---------                 ---------
                                                        $   2,632                $  (7,896)                $ (22,130)
                                                        =========                =========                 =========
Managed Sectors Variable Account
   Compass 2 Contracts ..................          13   $     656         142    $   9,078         (150)   $  (9,137)
   Compass 3 Contracts ..................         104       5,884        (219)     (12,153)         (88)      (5,189)
   Compass 3 Level 2 Contracts ..........          67       1,194         910       17,015         (404)      (7,694)
                                                        ---------                ---------                 ---------
                                                        $   7,734                $  13,940                 $ (22,020)
                                                        =========                =========                 =========
Money Market Variable Account
   Compass 2 Contracts ..................          57   $     963         492    $   9,356         (923)   $ (17,240)
   Compass 3 Contracts ..................         140       2,101        (386)      (5,854)        (261)      (3,996)
   Compass 3 Level 2 Contracts ..........          55         611       1,397       16,240         (718)      (8,218)
                                                        ---------                ---------                 ---------
                                                        $   3,675                $  19,742                 $ (29,454)
                                                        =========                =========                 =========
Total Return Variable Account
   Compass 2 Contracts ..................          42   $   1,269         (50)   $  (1,492)        (562)   $ (18,922)
   Compass 3 Contracts ..................         278       9,002        (822)     (27,062)        (274)      (9,067)
   Compass 3 Level 2 Contracts ..........         161       2,311       1,286       20,743       (1,420)     (22,592)
                                                        ---------                ---------                 ---------
                                                        $  12,582                $  (7,811)                $ (50,581)
                                                        =========                =========                 =========

                                                         Year ended December 31, 1999 (000 Omitted)
                                                   ----------------------------------------------------
                                                           Net                   Net             Net
                                                      Accumulation          Annuitization     Increases
                                                        Activity              Activity        (Decrease)
                                                   -------------------      --------------   -----------
                                                   Units       Dollars         Dollars         Dollars
                                                   -----       -------         -------         -------
Capital Appreciation Variable Account

   Compass 2 Contracts ..................          (1,044)   $ (77,238)       $    (613)     $ (77,851)
   Compass 3 Contracts ..................            (628)     (30,683)            (190)       (30,873)
   Compass 3 Level 2 Contracts ..........             577       11,623               80         11,703
                                                             ---------        ---------      ---------
                                                             $ (96,298)       $    (723)     $ (97,021)
                                                             =========        =========      =========
Global Government Variable Account
   Compass 2 Contracts ..................             (84)   $  (1,669)       $      (6)     $  (1,675)
   Compass 3 Contracts ..................            (104)      (2,060)              92         (1,968)
   Compass 3 Level 2 Contracts ..........             (54)        (575)            (117)          (692)
                                                             ---------        ---------      ---------
                                                             $  (4,304)       $     (31)     $  (4,335)
                                                             =========        =========      =========
Government Securities Variable Account
   Compass 2 Contracts ..................            (523)   $ (15,330)       $    (207)     $ (15,537)
   Compass 3 Contracts ..................            (150)      (3,073)              29         (3,044)
   Compass 3 Level 2 Contracts ..........             109        1,283                3          1,286
                                                             ---------        ---------      ---------
                                                             $ (17,120)       $    (175)     $ (17,295)
                                                             =========        =========      =========
High Yield Variable Account
   Compass 2 Contracts ..................            (602)   $ (20,166)       $    (266)     $ (20,432)
   Compass 3 Contracts ..................            (238)      (6,088)              (4)        (6,092)
   Compass 3 Level 2 Contracts ..........              30       (1,140)              (1)        (1,141)
                                                             ---------        ---------      ---------
                                                             $ (27,394)       $    (271)     $ (27,665)
                                                             =========        =========      =========
Managed Sectors Variable Account
   Compass 2 Contracts ..................               5    $     597        $     (65)     $     532
   Compass 3 Contracts ..................            (203)     (11,458)            (126)       (11,584)
   Compass 3 Level 2 Contracts ..........             573       10,515               22         10,537
                                                             ---------        ---------      ---------
                                                             $    (346)       $    (169)     $    (515)
                                                             =========        =========      =========
Money Market Variable Account
   Compass 2 Contracts ..................            (374)   $  (6,921)       $     163      $  (6,758)
   Compass 3 Contracts ..................            (507)      (7,749)              69         (7,680)
   Compass 3 Level 2 Contracts ..........             734        8,633              112          8,745
                                                             ---------        ---------      ---------
                                                             $  (6,037)       $     344      $  (5,693)
                                                             =========        =========      =========
Total Return Variable Account
   Compass 2 Contracts ..................            (570)   $ (19,145)       $    (164)     $ (19,309)
   Compass 3 Contracts ..................            (818)     (27,127)            (177)       (27,304)
   Compass 3 Level 2 Contracts ..........              27          462              125            587
                                                             ---------        ---------      ---------
                                                             $ (45,810)       $    (216)     $ (46,026)
                                                             =========        =========      =========

(10) Detailed Statements of Operations -- Year Ended December 31, 2000 (000 Omitted)

                                                                      Capital Appreciation Variable Account
                                         ------------------------------------------------------------------------------------------
                                                   Compass 2                      Compass 3                Compass 3 - Level 2
                                         ----------------------------   ----------------------------   ----------------------------
                                         Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization
                                         ------------   -------------   ------------   -------------   ------------   -------------
Investment income:
   Interest ..........................   $      1,188    $         21   $        195    $          1   $        332    $          1
   Dividends .........................          4,233              70            714               3          1,142               5
                                         ------------    ------------   ------------    ------------   ------------    ------------
     Total investment income .........   $      5,421    $         91   $        909    $          4   $      1,474    $          6
Expenses .............................         11,599              73          2,068               3          3,063               5
                                         ------------    ------------   ------------    ------------   ------------    ------------
Net investment income (loss) .........   $     (6,178)   $         18   $     (1,159)   $          1   $     (1,589)   $          1
                                         ------------    ------------   ------------    ------------   ------------    ------------
Realized and unrealized gain (loss)
   on investments:
   Net realized gain .................   $    154,577    $      2,547   $     27,741    $         95   $     39,602    $        175
   Net unrealized loss ...............       (216,125)         (3,646)       (36,324)           (135)       (59,389)           (239)
                                         ------------    ------------   ------------    ------------   ------------    ------------
Net realized and unrealized loss
   on investments ....................   $    (61,548)   $     (1,099)  $     (8,583)   $        (40)  $    (19,787)   $        (64)
                                         ------------    ------------   ------------    ------------   ------------    ------------
Decrease in net assets
   from operations ...................   $    (67,726)   $     (1,081)  $     (9,742)   $        (39)  $    (21,376)   $        (63)
                                         ============    ============   ============    ============   ============    ============

                                         ------------

                                             Total
                                         ------------
Investment income:
   Interest ..........................   $      1,738
   Dividends .........................          6,167
                                         ------------
     Total investment income .........   $      7,905
Expenses .............................         16,811
                                         ------------
Net investment income (loss) .........   $     (8,906)
                                         ------------
Realized and unrealized gain (loss)
   on investments:
   Net realized gain .................   $    224,737
   Net unrealized loss ...............       (315,858)
                                         ------------
Net realized and unrealized loss
   on investments ....................   $    (91,121)
                                         ------------
Decrease in net assets
   from operations ...................   $   (100,027)
                                         ============

                                                                       Global Government Variable Account
                                         ------------------------------------------------------------------------------------------
                                                   Compass 2                      Compass 3                Compass 3 - Level 2
                                         ----------------------------   ----------------------------   ----------------------------
                                         Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization
                                         ------------   -------------   ------------   -------------   ------------   -------------
Investment income:
   Interest ..........................   $        200    $          4   $        153    $          1   $        403    $          2
                                         ------------    ------------   ------------    ------------   ------------    ------------
     Total investment income .........   $        200    $          4   $        153    $          1   $        403    $          2
Expenses .............................             83               1             67              --            167              --
                                         ------------    ------------   ------------    ------------   ------------    ------------
Net investment income ................   $        117    $          3   $         86    $          1   $        236    $          2
                                         ------------    ------------   ------------    ------------   ------------    ------------
Realized and unrealized gain (loss)
   on investments:
   Net realized loss .................   $       (313)   $         (7)  $       (242)   $         (2)  $       (641)   $         (2)
   Net unrealized gain ...............            157               4             97               1            314              61
                                         ------------    ------------   ------------    ------------   ------------    ------------
Net realized and unrealized gain (loss)
   on investments ....................   $       (156)   $         (3)  $       (145)   $         (1)  $       (327)   $         59
                                         ------------    ------------   ------------    ------------   ------------    ------------
Increase (decrease) in net assets
   from operations ...................   $        (39)   $         --   $        (59)   $         --   $        (91)   $         61
                                         ============    ============   ============    ============   ============    ============

                                         ------------

                                             Total
                                         ------------
Investment income:
   Interest ..........................   $        763
                                         ------------
     Total investment income .........   $        763
Expenses .............................            318
                                         ------------
Net investment income ................   $        445
                                         ------------
Realized and unrealized gain (loss)
   on investments:
   Net realized loss .................   $     (1,207)
   Net unrealized gain ...............            634
                                         ------------
Net realized and unrealized gain
   (loss) on investments .............   $       (573)
                                         ------------
Increase (decrease) in net assets
   from operations ...................   $       (128)
                                         ============

                                                                      Government Securities Variable Account
                                         ------------------------------------------------------------------------------------------
                                                   Compass 2                      Compass 3                Compass 3 - Level 2
                                         ----------------------------   ----------------------------   ----------------------------
                                         Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization
                                         ------------   -------------   ------------   -------------   ------------   -------------
Investment income:
   Interest ..........................   $      7,835    $        188   $        790    $          9   $      1,378    $          5
                                         ------------    ------------   ------------    ------------   ------------    ------------
     Total investment income .........   $      7,835    $        188   $        790    $          9   $      1,378    $          5
Expenses .............................          2,099              17            222               1            360              --
                                         ------------    ------------   ------------    ------------   ------------    ------------
Net investment income ................   $      5,736    $        171   $        568    $          8   $      1,018    $          5
                                         ------------    ------------   ------------    ------------   ------------    ------------
Realized and unrealized gain (loss)
   on investments:
   Net realized gain(loss) ...........   $          7    $          2   $         (4)   $         --   $         14    $         --
   Net unrealized gain(loss) .........          5,001             125            544             (62)           862              71
                                         ------------    ------------   ------------    ------------   ------------    ------------
Net realized and unrealized gain
   (loss) on investments .............   $      5,008    $        127   $        540    $        (62)  $        876    $         71
                                         ------------    ------------   ------------    ------------   ------------    ------------
Increase (decrease) in net assets
   from operations ...................   $     10,744    $        298   $      1,108    $        (54)  $      1,894    $         76
                                         ============    ============   ============    ============   ============    ============

                                           ------------

                                               Total
                                           ------------
Investment income:
   Interest ..........................     $     10,205
                                           ------------
     Total investment income .........     $     10,205
Expenses .............................            2,699
                                           ------------
Net investment income ................     $      7,506
                                           ------------
Realized and unrealized gain (loss)
   on investments:
   Net realized gain(loss) ...........     $         19
   Net unrealized gain(loss) .........            6,541
                                           ------------
Net realized and unrealized gain
   (loss) on investments .............     $      6,560
                                           ------------
Increase (decrease) in net assets
   from operations ...................     $     14,066
                                           ============

                                                                           High Yield Variable Account
                                         ------------------------------------------------------------------------------------------
                                                   Compass 2                      Compass 3                Compass 3 - Level 2
                                         ----------------------------   ----------------------------   ----------------------------
                                         Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization
                                         ------------   -------------   ------------   -------------   ------------   -------------
Investment income (loss):
   Interest ..........................   $     10,261    $        253   $        931    $          1   $      1,958    $         (1)
   Dividends .........................             86               2              8              --             16              --
                                         ------------    ------------   ------------    ------------   ------------    ------------
     Total investment income (loss) ..   $     10,347    $        255   $        939    $          1   $      1,974    $         (1)
Expenses .............................          2,010              20            192              --            375              --
                                         ------------    ------------   ------------    ------------   ------------    ------------
Net investment income (loss) .........   $      8,337    $        235   $        747    $          1   $      1,599    $         (1)
                                         ------------    ------------   ------------    ------------   ------------    ------------
Realized and unrealized gain (loss)
   on investments:
   Net realized loss .................   $     (1,888)   $        (49)  $       (159)   $         --   $       (280)   $         --
   Net unrealized gain (loss) ........        (16,140)           (411)        (1,357)            (13)        (2,282)             63
                                         ------------    ------------   ------------    ------------   ------------    ------------
Net realized and unrealized gain
   (loss) on investments .............   $    (18,028)   $       (460)  $     (1,516)   $        (13)  $     (2,562)   $         63
                                         ------------    ------------   ------------    ------------   ------------    ------------
Increase (decrease) in net assets
   from operations ...................   $     (9,691)   $       (225)  $       (769)   $        (12)  $       (963)   $         62
                                         ============    ============   ============    ============   ============    ============

                                            ------------

                                               Total
                                            ------------
Investment income (loss):
   Interest ..........................      $     13,403
   Dividends .........................               112
                                            ------------
     Total investment income (loss)  .      $     13,515
Expenses .............................             2,597
                                            ------------
Net investment income (loss) .........      $     10,918
                                            ------------

Realized and unrealized gain (loss)
   on investments:
   Net realized loss .................      $     (2,376)
   Net unrealized gain (loss) ........           (20,140)
                                            ------------
Net realized and unrealized gain
   (loss) on investments .............      $    (22,516)
                                            ------------
Increase (decrease) in net assets
   from operations ...................      $    (11,598)
                                            ============


                                                                         Managed Sectors Variable Account
                                         -------------------------------------------------------------------------------------------
                                                   Compass 2                      Compass 3                Compass 3 - Level 2
                                         ----------------------------   ----------------------------   ----------------------------
                                         Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization
                                         ------------   -------------   ------------   -------------   ------------   -------------
Investment income:
   Interest ..........................   $        265    $          2   $        244    $         --   $        396    $          1
   Dividends .........................            189               2            168              --            290               1
                                         ------------    ------------   ------------    ------------   ------------    ------------
     Total investment income .........   $        454    $          4   $        412    $         --   $        686    $          2
Expenses .............................          1,310               4          1,306              --          1,974               3
                                         ------------    ------------   ------------    ------------   ------------    ------------
Net investment loss ..................   $       (856)   $         --   $       (894)   $         --   $     (1,288)   $         (1)
                                         ------------    ------------   ------------    ------------   ------------    ------------
Realized and unrealized gain (loss)
   on investments:
   Net realized gain .................   $      6,975    $         44   $      8,911    $          3   $      8,693    $         38
   Net unrealized loss ...............        (21,546)           (152)       (20,554)             (9)       (31,040)           (109)
                                         ------------    ------------   ------------    ------------   ------------    ------------
Net realized and unrealized loss
   on investments ....................   $    (14,571)   $       (108)  $    (11,643)   $         (6)  $    (22,347)   $        (71)
                                         ------------    ------------   ------------    ------------   ------------    ------------
Decrease in net assets
   from operations ...................   $    (15,427)   $       (108)  $    (12,537)   $         (6)  $    (23,635)   $        (72)
                                         ============    ============   ============    ============   ============    ============

                                            ------------

                                                Total
                                            ------------
Investment income:
   Interest ..........................      $        908
   Dividends .........................               650
                                            ------------
     Total investment income .........      $      1,558
Expenses .............................             4,597
                                            ------------
Net investment loss ..................      $     (3,039)
                                            ------------
Realized and unrealized gain (loss)
   on investments:
   Net realized gain .................      $     24,664
   Net unrealized loss ...............           (73,410)
                                            ------------
Net realized and unrealized loss
   on investments ....................      $    (48,746)
                                            ------------
Decrease in net assets
   from operations ...................      $    (51,785)
                                            ============

                                                                         Money Market Variable Account
                                         ------------------------------------------------------------------------------------------
                                                   Compass 2                      Compass 3                Compass 3 - Level 2
                                         ----------------------------   ----------------------------   ----------------------------
                                         Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization
                                         ------------   -------------   ------------   -------------   ------------   -------------
Investment income (loss):
   Interest ..........................   $      4,508    $         72   $        588    $         (9)  $      2,415    $        (87)
                                         ------------    ------------   ------------    ------------   ------------    ------------
     Total investment income (loss) ..   $      4,508    $         72   $        588    $         (9)  $      2,415    $        (87)
Expenses .............................          1,345               7            182              --            680               1
                                         ------------    ------------   ------------    ------------   ------------    ------------
Net investment income (loss) .........   $      3,163    $         65   $        406    $         (9)  $      1,735    $        (88)
                                         ------------    ------------   ------------    ------------   ------------    ------------
Increase (decrease) in net assets
   from operations ...................   $      3,163    $         65   $        406    $         (9)  $      1,735    $        (88)
                                         ============    ============   ============    ============   ============    ============

                                           ------------

                                               Total
                                           ------------
Investment income (loss):
   Interest ..........................     $      7,487
                                           ------------
     Total investment income (loss) ..     $      7,487
Expenses .............................            2,215
                                           ------------
Net investment income (loss) .........     $      5,272
                                           ------------
Increase (decrease) in net assets
   from operations ...................     $      5,272
                                           ============

                                                                        Total Return Variable Account
                                         ------------------------------------------------------------------------------------------
                                                   Compass 2                      Compass 3                Compass 3 - Level 2
                                         ----------------------------   ----------------------------   ----------------------------
                                         Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization
                                         ------------   -------------   ------------   -------------   ------------   -------------
Investment income:
   Interest ..........................   $      2,506    $         57   $      1,600    $          7   $      3,066    $         10
   Dividends .........................          1,024              23            661               3          1,245               4
                                         ------------    ------------   ------------    ------------   ------------    ------------
     Total investment income .........   $      3,530    $         80   $      2,261    $         10   $      4,311    $         14
Expenses .............................          1,777              16          1,217               2          2,170               3
                                         ------------    ------------   ------------    ------------   ------------    ------------
Net Investment Income ................   $      1,753    $         64   $      1,044    $          8   $      2,141    $         11
                                         ------------    ------------   ------------    ------------   ------------    ------------
Realized and unrealized gain (loss)
   on investments:
   Net realized gain .................   $      6,352    $        145   $      3,900    $         21   $      7,960    $         27
   Net unrealized gain (loss) ........          4,098             109          2,358             (35)         5,619              80
                                         ------------    ------------   ------------    ------------   ------------    ------------
Net realized and unrealized gain
   (loss) on investments .............   $     10,450    $        254   $      6,258    $        (14)  $     13,579    $        107
                                         ------------    ------------   ------------    ------------   ------------    ------------
Increase (decrease) in net assets
   from operations ...................   $     12,203    $        318   $      7,302    $         (6)  $     15,720    $        118
                                         ============    ============   ============    ============   ============    ============

                                            ------------

                                                Total
                                            ------------
Investment income:
   Interest ..........................      $      7,246
   Dividends .........................             2,960
                                            ------------
     Total investment income .........      $     10,206
Expenses .............................             5,185
                                            ------------
Net Investment Income ................      $      5,021
                                            ------------
Realized and unrealized gain (loss)
   on investments:
   Net realized gain .................      $     18,405
   Net unrealized gain (loss) ........            12,229
                                            ------------
Net realized and unrealized gain
   (loss) on investments .............      $     30,634
                                            ------------
Increase (decrease) in net assets
   from operations ...................      $     35,655
                                            ============

(11) Line of Credit

The accounts and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each account, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the accounts for the year ended December 31, 2000, ranged from $184 to $2,750.

Independent Auditors' Report

To the Participants in and the Board of Managers of Capital Appreciation Variable Account, Global Governments Variable Account, Governments Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account and the Board of Directors of Sun Life Insurance Company of Canada (U.S.):

We have audited the accompanying statement of assets and liabilities of Capital Appreciation Variable Account, Global Governments Variable Account, Governments Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (the "Variable Accounts"), including the portfolios of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Variable Accounts as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

--------------------------------------------------------------------------------
This Compass annual report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus.

Members of Boards of Managers
and Officers

SAMUEL ADAMS, Member
Counsel, Kirkpatrick & Lockhart LLP
Boston, Massachusetts

J. KERMIT BIRCHFIELD+, Member
Consultant; Chairman, Display Technology, Inc.; Managing Director, Century Partners, Inc., Gloucester, Massachusetts

JAMES R. BORDEWICK JR.*, Assistant Secretary

STEPHEN E. CAVAN*, Secretary and Clerk

WILLIAM R. GUTOW+, Member
Private investor and real estate consultant; Vice Chairman, Capitol Entertainment Management Company, Dallas, Texas

DAVID D. HORN#, Member
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine

GARTH MARSTON, Member Emeritus
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS+, Member
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

C. JAMES PRIEUR#, President

Sun Life Assurance Company
of Canada (U.S.)

Annuity Service Mailing Address

c/o Sun Life Retirement Products and Services
P.O. Box 1024, Boston, MA 02103-9986

Investment Adviser

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Distributor

Clarendon Insurance Agency, Inc.
One Sun Life Executive Park, Wellesley Hills, MA 02481

Custodian

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors

Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116-5022

---------------------------------------------------------
  Account Information

  For account information, please call toll free:
  1-800-752-7218 anytime from a touch-tone telephone.

  To speak with a customer service representative,
  please call toll free: 1-800-752-7215 any
  business day from 8 a.m. to 6 p.m. Eastern time.
---------------------------------------------------------

+ Independent Member
# Sun Life Assurance Company of Canada
* MFS Investment Management(R)

                                                                 COUS-2-2/01 47M